DEAN WITTER VARIABLE INVESTMENT SERIES  TWO WORLD TRADE CENTER, NEW YORK, NEW
                                        YORK 10048
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of Dean Witter Variable Investment Series for the fiscal year ended December 31, 1997.

Nineteen ninety-seven truly proved to be a tale of two markets worldwide. In the United States the first half of the year was characterized by a strong equity market versus fixed-income securities, while the second half saw bonds powerfully outperform all other asset classes. Global markets were characterized by robust growth during the first six months of the year, only to be rocked by a currency crisis in Southeast Asia during the latter portion of the year.

GLOBAL ECONOMIC OVERVIEWS

UNITED STATES
Overall, the stock market was very generous to investors in 1997. However, in August the Dow Jones Industrial Average appeared to have peaked at 8340. Bellwether multinational corporations such as Coca Cola began to guide earnings estimates downward for the first time in many years on the basis of slower growth and the currency impact from the turmoil in Asia. The NASDAQ Composite and Mid-Cap indexes peaked in early October, while the Standard & Poor's 500 Composite Stock Price Index (S&P 500) peaked in early December as uncertainty grew regarding earnings outlooks. Despite a flat to down fourth quarter for the various indexes, the stock market, as measured by the Dow Jones Industrial Average, increased by more than 20 percent for the third year in a row for the first time ever. As year-end approached, historically defensive sectors such as consumer goods and utilities outperformed the overall market, while cyclical stocks lagged.

Over the past year the U.S. economy exhibited healthy growth with declining inflation and strong employment growth. In this environment the Federal Reserve Board periodically expressed concern that inflationary pressures could be on the rise, however, inflation remains in check. As a result, the Federal Reserve Board has left interest rates unchanged since March.

DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

As the summer came to a close the situation in Asia induced an investor "flight-to-quality." As a result, demand for U.S. Treasury securities and the U.S. dollar increased. With many of the Southeast Asian economies in turmoil, 1998 may see the United States inherit the deflationary aspect of those markets. According to many analysts, this would be likely to benefit the disinflationary trend here.

Real interest rates (market interest rates less inflation) in the United States remain above historical norms. A realization of this situation by investors, combined with the probability of a surplus in the U.S. budget (leading to a reduction in the issuance of U.S. Treasury securities in 1998), could cause interest rates to continue to decline in the months to come.

EUROPE
Despite sharp falls in October following the currency crisis in Asia, the European markets generally made a steady recovery during November and December. Overall, 1997 was characterized by significant improvement in the economic environment across Europe. In the United Kingdom low interest rates combined with low inflation resulted in strong economic growth and falling unemployment. Following the general election in May, the Bank of England tightened monetary policy on concerns over the possibility of higher inflation, with little effect on domestic consumer demand. However, the strength of the British pound relative to the German mark and other European currencies had a negative impact on British exporters.

Continental Europe experienced a year of economic convergence, partly engineered in preparation for monetary union in 1999. In Germany the deutschemark's weakness relative to the U.S. dollar resulted in strong export performance, which offset relatively subdued domestic consumer demand. In Italy and Spain, falling short-term interest rates stimulated domestic consumption and investment demand. Inflation, long-term interest rates and budget deficit levels are now broadly similar across the Continent. Further convergence of short-term interest rates is likely during the first half of 1998 and expectations are high that the unified currency will go ahead as planned in 1999.

ASIA (EXCLUDING JAPAN)
Nineteen ninety-seven was a uniquely difficult year for the markets of the Pacific Basin. The only markets that were notably weak during the first half were Japan, Korea and Thailand, all of which were addressing specific economic difficulties. Performance during the first half of the year provided little hint of the severe weakness that would overcome the region in the second half.

The economic problems of Thailand proved to be the catalyst for the currency crisis that has plagued the region since July. By then the uncertain state of Thailand's economy had been cause for concern for some time. The rigid pegging of the Thai baht to the U.S. dollar had resulted in significant

DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

overinvestment in the Thai economy, particularly in real estate. This overinvestment was funded by access to cheap U.S.-dollar loans, at interest rates well below those prevailing locally, without any apparent currency risk. Thailand had also run a current-account deficit of about 8 percent of gross domestic product (GDP) in 1997, which made the country's dependence on foreign capital even more marked.

Although it did not come as a surprise when Thai authorities devalued the currency on July 2, 1997, it was not initially anticipated that the Thai crisis would trigger similar developments in the other countries of Southeast Asia, particularly Indonesia, Malaysia, the Philippines and Singapore. The first three of these countries have current-account deficits, although theirs are considerably smaller than that of Thailand relative to their GDP. They had also seen signs of excessive investment, again particularly in real estate. The Philippines quickly followed Thailand in devaluation, and Malaysia and Indonesia continued the trend in August. Even Singapore, which enjoys one of the world's largest current-account surpluses, has seen its currency come under pressure because of its role as the financial center of Southeast Asia.

For much of 1997 northeastern Asian markets stood apart from their southeastern counterparts and produced considerably better performance. Hong Kong, the largest market in the Pacific Basin outside Japan, performed well through August, despite the death of Chinese leader Deng Xiaopeng in February and the handover of Hong Kong to China in July. In August Hong Kong appeared to have successfully defended its U.S.-dollar-pegged currency rate against speculative attack. However, pressure reemerged much more severely in October, following a move by Taiwan to permit a small further depreciation in its currency. The result was a sharp upward movement in Hong Kong interest rates, which severely affected the stock market there given its significant exposure to bank and real-estate-related stocks.

Korea too succumbed to the currency assault during the fourth quarter. The Korean economy has always been highly leveraged and dominated by a few large, unfocused conglomerate companies. As a result this market traditionally has been treated with caution. As 1997 drew to a close it became clear that an unhealthy proportion of corporate debt was short term in nature and a classic crisis of confidence ensued. However, new administration of Kim Dae Jung helped turn the tide by taking a strong line on economic and financial reform. After a period of great uncertainty over Christmas and New Year's, international banks have now agreed to roll US$24 billion of short-term debt into longer maturities (1 to 3 years) at favorable interest rates, subject to a Korean sovereign guarantee. This appears to remove the possibility of default and buys time for Korea to go forward with reform.

DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

The last weeks of 1997 also saw a mounting crisis in Indonesia, initially triggered by concerns about the health of President Suharto and the political situation in the run up to the Presidential election in March 1998. This particularly undermined the confidence of the Indonesian Chinese community (which largely makes up the business leadership) and the ensuing flight of capital had a severe impact on the currency. The 1998 budget in early January appeared to be based on unrealistic assumptions regarding growth, inflation and the exchange rate and impacted confidence further. However, political concerns remain despite a second International Monetary Fund (IMF) agreement, moves to address financial system reform, and the temporary suspension of repayments on corporate foreign currency debt.

JAPAN
The Japanese market peaked in June. Supportive factors included very strong first-quarter GDP growth, strong corporate profits and a realization that U.S. interest rates were on hold. As anticipated, fiscal tightening -- including an increased consumption tax of an additional two percent, the withdrawal of income tax rebates and the growth of medical costs -- produced a weak second quarter.

In the third quarter evidence emerged that the economic slowdown was worsening. In fact, this proved to be the weakest quarter the Japanese economy had seen in nearly 23 years. This recognition further depressed the market and made it vulnerable to the crisis developing elsewhere in Asia. The dramatic fall of the Hong Kong market in October triggered the Nikkei's downward trend. Reports that currency devaluations and market falls throughout Southeast Asia were spreading to the Northeast added to the overall concern, because Korean and Taiwanese companies are viewed as more direct competitors to Japan.

These factors provided hedge funds with reasons to short Japan, which pushed the market to a two-year low and to levels approaching the postcrash bottoms of 1992 and 1995. Subsequently, suggestions that public money would be used to support Japan's financial infrastructure and reports that the "convoy system" -- whereby the stronger institutions are expected to carry the weaker -- had been abandoned resulted in a dramatic rebound of some 10 percent. However, later news that Yamaichi, the fourth-largest brokerage house in Japan, was to be declared insolvent reversed much of this move and again raised questions about the stability of the financial sector. The government and the Bank of Japan moved rapidly to reassure depositors in the wake of this development.

DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

LATIN AMERICA
The Latin American equity markets began 1997 on a strong note as robust corporate earnings growth and attractive valuations prompted strong capital inflows. The region's markets continued to rally during the second quarter as macroeconomic and political fundamentals maintained their pace of improvement, while corporate earnings were generally in line with expectations.

During the second half of the year, however, many Latin American markets, particularly Brazil and Argentina, suffered under broadly emerging market volatility. Generally healthy economies and continued privatization programs nevertheless provided investors with a higher degree of confidence that these markets would not be fundamentally disturbed by the situation in Asia.

CAPITAL APPRECIATION

From its inception on January 21, 1997, through December 31, 1997, the Capital Appreciation Portfolio registered a total return of 13.20 percent, versus 26.20 percent for the Standard & Poor's 500
Composite Stock Price Index (S&P 500)
and 16.09 percent for the Lipper
Analytical Services Inc. Variable
Annuity Capital Appreciation Underlying
Funds Average. The accompanying chart
illustrates the performance of a
$10,000 investment in the Portfolio
from inception through the fiscal year
ended December 31, 1997, versus the
performance of similar hypothetical
investments in the issues that comprise
the S&P 500 and the funds that comprise
the Lipper Variable Annuity Capital
Appreciation Underlying Funds Average.

As was the case when we last reported
to shareholders six months ago, the
Portfolio's underperformance is
attributable to its focus on small-cap
stocks during a period when the stocks
of larger companies fared better. We
continue to believe that small-cap
stocks are undervalued and that, long
term, this sector may offer greater
growth potential than the broader
market.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     Growth of $10,000
     ($ in Thousands)
                                Fund     S&P 500(3)   Lipper(4)
January-21-1997                 $10,000      $10,000    $10,000
January-31-1997                 $10,010      $10,059    $10,000
February-28-1997                $10,050      $10,134     $9,746
March-31-1997                    $8,960       $9,718     $9,230
April-30-1997                    $8,900      $10,302     $9,420
May-31-1997                      $9,960      $10,922    $10,194
June-30-1997                    $10,320      $11,413    $10,595
July-31-1997                    $11,320      $12,322    $11,426
August-31-1997                  $11,750      $11,632    $11,227
September-30-1997               $12,480      $12,268    $11,889
October-31-1997                 $11,730      $11,862    $11,439
November-30-1997                $11,490      $12,408    $11,505
December-31-1997             $11,320(2)      $12,820    $11,609
Cumulative Total Return
(Fund)
13.20%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on the net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing Value on December 31, 1997 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Capital Appreciation Underlying Funds Average tracks the performance of funds which aim at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing option, etc. The fund may take large cash positions, as reported by Lipper Analytical Services.

DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

While the Portfolio continues to emphasize growth stocks with sound fundamentals, solid earnings momentum, financial stability and management strength, it maintains the flexibility to seek opportunities across the whole market-capitalization spectrum. The Portfolio invests in a wide array of industries but is most heavily weighted in computer software and services, commercial services, telecommunications equipment and retailing.

CAPITAL GROWTH

For the fiscal year ended December 31, 1997, the Capital Growth Portfolio posted a total return of 24.54 percent, versus 33.35 percent for the S&P 500 and 25.36 percent for the Lipper Analytical
Services Inc. Variable Annuity Growth
Underlying Funds Average. The
accompanying chart illustrates the
performance of a $10,000 investment in
the Portfolio from inception on March
1, 1991 through the fiscal year ended
December 31, 1997, versus the
performance of similar hypothetical
investments in the issues that comprise
the S&P 500 and the funds that comprise
the Lipper Variable Annuity Growth
Underlying Funds Average.

During the Fund's 1996 fiscal year the
Portfolio's screens were relaxed in an
effort to provide a larger universe
from which to pick stocks. The screens
now require that companies must have 1)
increasing revenues and earnings in
five out of the previous eight years;
2) increasing revenues and earnings in
the previous three years consecutively;
and 3) projected future short- and
long-term earnings growth of at least
12 percent. The Fund is actively
managed, more research-driven and is no
longer managed purely on a quantitative
basis.

Its diversification into mid- and small-capitalization stocks contributed heavily to the Portfolio's strong performance during the second half of the fiscal year. After lagging during the first half, these

DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

stocks showed a marked improvement during the third and fourth quarters. At the end of the fiscal year the Portfolio's capitalization breakdown was 48 percent large capitalization stocks, 45 percent mid caps and 7 percent small-cap issues.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       Growth of $10,000
       ($ in Thousands)
                                    Fund     S&P 500(3)   Lipper(4)
March-01-1991                       $10,000      $10,000    $10,000
December-31-1991                    $12,841      $11,563    $11,689
December-31-1992                    $13,051      $12,443    $12,640
December-31-1993                    $12,139      $13,696    $14,152
December-31-1994                    $11,984      $13,876    $14,032
December-31-1995                    $15,929      $19,086    $18,580
December-31-1996                    $17,768      $23,466    $22,374
December-31-1997                 $22,128(2)      $31,293    $28,048
Average Annual Total Returns
(Fund)
                                                 Life of
1 Year                              5 Years         Fund
24.54%(1)                         11.14%(1)    12.32%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on the net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing Value on December 31, 1997 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Growth Underlying Funds Average tracks the performance of funds which primarily invest their assets in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major stock indices, as reported by Lipper Analytical Services.

In addition, investments in the technology, financial and retail sectors paid off handsomely during the second half of the year. The Portfolio maintained an overweighted position in these sectors for much of its fiscal year. At year-end the Portfolio held 34 percent of its net assets in the consumer/consumer-related sector, 26 percent in technology/capital goods stocks, 18 percent in financial/interest-rate-sensitive stocks and 17 percent in the basic industry/economically sensitive sector. As of December 31, 1997, the Portfolio owned 48 stocks and its net assets totaled slightly more than $127 million.

DIVIDEND GROWTH

For the fiscal year ended December 31, 1997, the Dividend Growth Portfolio registered a total return of 25.61 percent versus 33.35 percent for the S&P 500 and 27.21 percent for the Lipper Analytical Services
Inc. Variable Annuity Growth and Income
Underlying Funds Average. The
accompanying chart illustrates the
performance of a $10,000 investment in
the Portfolio from inception on March
1, 1990 through the fiscal year ended
December 31, 1997, versus the
performance of similar hypothetical
investments in the issues that comprise
the S&P 500 and the funds that comprise
the Lipper Variable Annuity Growth and
Income Underlying Funds Average.

In our opinion the Portfolio's
underperformance relative to its
benchmarks is attributable to a lack of
exposure to small capitalization and
high technology stocks, neither of
which has very much, if any, current
yield and would not therefore be
portfolio candidates.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       Growth of $10,000
       ($ in Thousands)
                                    Fund     S&P 500(3)   Lipper(4)
March-01-1990                       $10,000      $10,000    $10,000
December-31-1990                     $9,219      $10,235     $9,862
December-31-1991                    $11,778      $13,347    $12,628
December-31-1992                    $12,740      $14,363    $13,752
December-31-1993                    $14,567      $15,808    $15,429
December-31-1994                    $14,090      $16,017    $15,328
December-31-1995                    $19,216      $22,030    $20,218
December-31-1996                    $23,821      $27,086    $24,440
December-31-1997                 $29,921(2)      $36,120    $31,090
Average Annual Total Returns
(Fund)
                                                 Life of
1 Year                              5 Years         Fund
25.61%(1)                         18.62%(1)    15.01%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on the net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing Value on December 31, 1997 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Growth and Income Underlying Funds Average tracks the performance of funds which combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends, as reported by Lipper Analytical Services.

DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

The Portfolio's net assets totaled more than $1.9 billion on December 31, 1997, an increase of more than $600 million from the end of 1996. The Portfolio continued to maintain a relatively fully invested posture during the fiscal year, with 98 percent of net assets committed to longer-term investments as of the fiscal year-end. Three new common stock positions were added during the fiscal year: Consolidated Natural Gas Co., Ryder System, Inc. and Caterpillar, Inc. One portfolio position was eliminated with the sale of PanEnergy Corp. and another (CBS Corp.) was substantially sold. The sale of the latter position was completed shortly after the fiscal year-end. As of December 31 the Portfolio held 54 equity issues spread among 35 industry groups, as well as five U.S. Treasury bond and note issues.

EQUITY

For the fiscal year ended December 31, 1997, the Equity Portfolio posted a total return of 37.43 percent versus 33.35 percent for the S&P 500 and 25.36 percent for the Lipper Analytical Services Inc.
Variable Annuity Growth Underlying
Funds Average. The accompanying chart
illustrates the performance of a
$10,000 investment in the Portfolio for
the 10 years ended December 31, 1997,
versus the performance of similar
hypothetical investments in the issues
that comprise the S&P 500 and the funds
that comprise the Lipper Variable
Annuity Growth Underlying Funds
Average.

For the fiscal year ended December 31,
1997, the Portfolio ranked #2 out of
121 Variable Annuity Growth Funds (top
2 percent), according to Lipper. For
the five and 10 years ended December
31, the Portfolio ranked #7 out of 53
such funds (top 13 percent) and #10 out
of 34 such funds (top 29 percent),
respectively. (Lipper rankings are
based on total return and do not take
any sales charges into account.)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       Growth of $10,000
       ($ in Thousands)
                                    Fund     S&P 500(3)   Lipper(4)
December-31-1987                    $10,000      $10,000    $10,000
December-31-1988                    $10,984      $11,655    $11,429
December-31-1989                    $13,052      $15,343    $14,727
December-31-1990                    $12,580      $14,869    $14,016
December-31-1991                    $20,008      $19,390    $19,191
December-31-1992                    $20,019      $20,866    $20,753
December-31-1993                    $23,967      $22,965    $23,235
December-31-1994                    $22,789      $23,268    $23,037
December-31-1995                    $32,481      $32,003    $30,504
December-31-1996                    $36,496      $39,347    $36,733
December-31-1997                 $50,159(2)      $52,469    $46,048
Average Annual Total Returns
(Fund)
1 Year                              5 Years     10 Years
37.43%(1)                         20.17%(1)    17.50%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing Value on December 31, 1997 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Growth Underlying Funds Average tracks the performance of funds which primarily invest their assets in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices, as reported by Lipper Analytical Services.

DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

During the first half of 1997, the Portfolio was slightly overweighted in cyclical stocks, with a focus on industries that were benefiting from growth in the emerging markets, such as energy and technology. The Portfolio's positioning changed significantly during the second half of 1997. In response to the events occurring in Asia, the Portfolio was tilted to an overweighting in defensive growth stocks. In addition, nearly 9 percent of the Portfolio's net assets was invested in bonds. Exposure to the energy and aerospace industries was eliminated. Technology was reduced to a market weighting, with the focus on software companies. This is because, during prior slowdowns in global economic growth, software sales have typically held up better than hardware sales.

The Portfolio increased its exposure in electric utilities from zero to a market weighting that more closely reflects that of the S&P 500. Exposure to telephone companies also was added. The financial and health care sectors remained market weighted. Exposure to media was also increased, particularly in names that have lagged the overall market.

The Portfolio's focus on sector rotation served it well in 1997. As the global economic outlook and the earnings outlook shifted, the Portfolio's positioning changed dramatically in order to remain overweighted in those sectors expected to have the best earnings growth relative to the overall market.

DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

INCOME BUILDER

From its inception on January 21, 1997, through December 31, 1997, the Income Builder Portfolio registered a total return of 22.38 percent, versus 26.20 percent for the Standard & Poor's 500
Composite Stock Price Index (S&P 500)
and 24.81 percent for the Lipper
Analytical Services Inc. Variable
Annuity Equity Income Underlying Funds
Average. The accompanying chart
illustrates the performance of a
$10,000 investment in the Portfolio
from inception on January 21, 1997,
through the fiscal year ended December
31, 1997, versus the performance of
similar hypothetical investments in the
issues that comprise the S&P 500 and
the funds that comprise the Lipper
Variable Annuity Equity Income
Underlying Funds Average.

As of December 31, 1997, net assets had
grown to over $55.4 million. The
Portfolio's target asset mix is 40
percent large capitalization stocks, 30
percent convertible securities, 10
percent investment-grade fixed income,
10 percent high-yield bonds and 10
percent Real Estate Investment Trusts
(REITs).

The large-cap segment of the Portfolio
was approximately 99 percent invested
at the end of the fiscal year and has
been relatively fully invested since
inception. Portfolio transactions
completed during the second half of the fiscal year include the sale of CoreStates Financial Corp., and the purchases of positions in Cyprus Amax Minerals Co. and Crown Cork & Seal Co., Inc. At fiscal year end, the Portfolio owned 58 common stocks spread among 32 industry groups.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     Growth of $10,000
     ($ in Thousands)
                                Fund     S&P 500(3)   Lipper(4)
January-21-1997                 $10,000      $10,000    $10,000
January-31-1997                 $10,000      $10,059    $10,000
February-28-1997                $10,110      $10,134    $10,152
March-31-1997                    $9,830       $9,718     $9,832
April-30-1997                    $9,991      $10,302    $10,180
May-31-1997                     $10,424      $10,922    $10,767
June-30-1997                    $10,801      $11,413    $11,243
July-31-1997                    $11,411      $12,322    $12,010
August-31-1997                  $11,441      $11,632    $11,606
September-30-1997               $11,885      $12,268    $12,202
October-31-1997                 $11,751      $11,862    $11,851
November-30-1997                $12,009      $12,408    $12,230
December-31-1997             $12,238(2)      $12,620    $12,481
Cumulative Total Return
(Fund)
22.38%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1997 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Equity Income Underlying Funds Average tracks the performance of funds that seek relatively high current income and growth of income through investing 60% or more of their portfolio in equities, as reported by Lipper Analytical Services.

The convertible portion of the Portfolio performed well during the fiscal year although it lagged the broader market for much of that time period. This is attributable to the fact that the convertible universe consists of many small-cap companies that, as a group, underperformed large-caps for much of 1997. The Portfolio's tilt toward yield also dampened relative performance, but provided significant

DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

downside support in a volatile market environment. It is our expectation that convertible securities can perform well in modestly increasing, stable or declining equity markets, but will lag during very strong periods.

The REIT portion of the Portfolio also performed well during the period. Our exposure to this sector is in line with the Portfolio's 10 percent target and is split between REIT stocks and REIT convertibles.

The Portfolio's fixed-income holdings performed as expected, with fairly low sensitivity to interest-rate fluctuations. This portion of the Portfolio seeks to provide maximum current income with low exposure to interest rate movements. This strategy helped reduce volatility during the fiscal year.

DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

EUROPEAN GROWTH

For the fiscal year ended December 31, 1997, the European Growth Portfolio produced a total return of 16.07 percent, versus 14.17 percent for the Morgan Stanley Capital International (MSCI) World
Index and 5.17 percent for the Lipper
Analytical Services Inc. Variable
Annuity International Underlying Funds
Average. The accompanying chart
illustrates the performance of a
$10,000 investment in the Portfolio
from inception on March 1, 1991,
through the fiscal year ended December
31, 1997, versus the performance of
similar hypothetical investments in the
issues that comprise the MSCI World
Index and the funds that comprise the
Lipper Variable Annuity International
Underlying Funds Average.

For the fiscal year ended December 31,
1997, the Portfolio ranked #7 out of 81
Variable Annuity International Funds
(top 9 percent), according to Lipper.
For the five years ended December 31,
1997, the Portfolio ranked #1 out of 25
such funds. (Lipper rankings are based
on total return and do not take any
sales charges into account.)

Financial stocks in continental Europe
were very strong during the year on
expectations of takeovers and mergers.
Although several large mergers have
materialized, the Portfolio's
sub-adviser, Morgan Grenfell Investment Services Limited, remains wary of the sharp sector-wide share price rises that may well unwind in time. In the United Kingdom, financial stocks also performed well. Morgan Grenfell believes that this outperformance has led to excessive current valuations. As a result, the Portfolio maintained an underweighted position in financials throughout the year.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       Growth of $10,000
       ($ in Thousands)
                                    Fund       MSCI(3)    Lipper(4)
March 1991                          $10,000      $10,000    $10,000
December 1991                       $10,134      $10,399    $10,504
December 1992                       $10,539       $9,656     $9,800
December 1993                       $14,847      $11,625    $13,079
December 1994                       $16,089      $12,016    $13,136
December 1995                       $20,254      $14,263    $14,737
December 1996                       $26,329      $15,935    $16,893
December 1997                    $30,561(2)      $18,193    $17,766
Average Annual Total Returns
(Fund)
                                                 Life of
1 Year                              5 Years         Fund
16.07%(1)                         23.73%(1)    17.75%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing Value on December 31, 1997 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Morgan Stanley Capital International World Index (MSCI) measures performance from a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The Index does not include any expenses, fees, or charges, or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity International Underlying Funds Average tracks the performance of the funds which invest their assets in securities with primary trading markets outside of the United States, as reported by Lipper Analytical Services.

In 1998, as the economic cycle extends, Morgan Grenfell believes that markets will turn toward companies delivering high-quality earnings growth and has positioned the Portfolio accordingly.

DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

Stocks such as Accor SA (France/hotels/motels), Assa Abloy AB (Series B) (Sweden/business services), and Tesco PLC (U.K./retail-merchandising) are examples of the types of growth companies forming the core of the Portfolio.

Although country weightings derive from and are driven by stock decisions, it is worth noting that the Portfolio currently has an overweighted position in the Dutch, Swedish and French markets relative to the MSCI World Index. The United Kingdom remains the largest single country position. The Portfolio currently has no currency hedges in place given the relatively stable outlook for the U.S. dollar relative to the European currencies.

DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

GLOBAL DIVIDEND GROWTH

For the fiscal year ended December 31, 1997, the Global Dividend Growth Portfolio provided a total return of 12.04 percent, versus 14.17 percent for the Morgan Stanley Capital International (MSCI)
World Index and 13.24 percent for the
Lipper Analytical Services Inc.
Variable Annuity Global Underlying
Funds Average. The accompanying chart
illustrates the performance of a
$10,000 investment in the Portfolio
from inception on February 23, 1994,
through the fiscal year ended December
31, 1997, versus the performance of
similar hypothetical investments in the
issues that comprise the MSCI World
Index and the funds that comprise the
Lipper Variable Annuity Global
Underlying Funds Average.

The Fund remains fully invested and
well diversified, with 124 equity
issues spread across the world's
largest 14 markets, as defined by
market capitalization. As the world's
largest market, the United States
continues to be the Portfolio's largest
target weighting, with approximately 30
percent of the Portfolio's net assets
spread among 21 stocks. Recent U.S.
additions to the Portfolio include
Fluor Corp. and Crown Cork & Seal Co.,
Inc.

The Portfolio also remains exposed to
Japan, the world's second-largest
market, with a target allocation of
approximately 23 percent of net assets.
While there is still considerable pessimism surrounding Japanese stocks in general, we are finding many excellent Japanese companies selling at very attractive prices. We believe these investments may offer significant rewards for patient and disciplined long-term investors.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       Growth of $10,000
       ($ in Thousands)
                                    Fund      MSCI World IX(3)  Lipper(4)
February-23-1994                     $10,000           $10,000    $10,000
December-31-1994                     $10,027            $9,925     $9,665
December-31-1995                     $12,236           $11,781    $11,227
December-31-1996                     $14,388           $13,162    $13,242
December-31-1997                  $16,121(2)           $15,027    $14,995
Average Annual Total Returns
(Fund)
                                     Life of
1 Year                                  Fund
12.04%(1)                          13.20%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1997 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Morgan Stanley Capital International World Index (MSCI) measures performance for a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The Index does not include any expenses, fees or charges, or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Global Underlying Funds Average tracks the performance of funds which invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well, as reported by Lipper Analytical Services.

The Portfolio's target allocation of assets to Europe is 35.5 percent and is represented by the United Kingdom (10 percent of net assets), France (6.5 percent), Germany (7 percent), Italy (4 percent),

DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

The Netherlands (3 percent), Switzerland (2 percent), Spain (1.5 percent) and Sweden (1.5 percent). We are very optimistic about the long-term growth potential of high-quality European common stocks, many of which are more attractively valued than their U.S. counterparts.

In the Pacific Rim, the Portfolio has exposure to Hong Kong (5 percent of net assets) and Malaysia (1 percent). The dramatic decline witnessed in many Asian currencies and equity markets has surpassed even the most pessimistic expectations. The effects from this crisis seem largely contained within the region, but will have wide-reaching implications for global growth, inflation and interest rates. As the Portfolio is exposed to only two southeast Asian countries, it has fared better than many other global equity funds. Our exposure to the resource-oriented markets of Australia (2.0 percent) and Canada (3 percent) offers risk reduction through diversification, as well as growth potential in economically stable countries.

The Portfolio will remain sensitive to any factors that would necessitate changes to its country allocation. We believe that the long-term outlook for the economies and securities markets of most of the world's major countries is favorable and that the stocks of well established, large-capitalization international companies are poised to perform well over the long term. Consequently, we remain confident, patient and fully invested.

DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

PACIFIC GROWTH

For the fiscal year ended December 31, 1997, under difficult investing conditions, the Pacific Growth Portfolio registered a total return of -37.70 percent, versus 14.17 percent for the Morgan Stanley
Capital International (MSCI) World
Index and -31.92 percent for the Lipper
Analytical Services Inc. Variable
Annuity Pacific Region Underlying Funds
Average. Over the same period, the MSCI
Pacific Free Index posted a total
return of -26.67 percent, while the
MSCI All Country Far East (excluding
Japan) Free Index posted a total return
of -45.48 percent. The accompanying
chart illustrates the performance of a
$10,000 investment in the Portfolio
from inception on February 23, 1994,
through the fiscal year ended December
31, 1997, versus the performance of
similar hypothetical investments in the
issues that comprise the MSCI World
Index, the MSCI Pacific Free Index and
the MSCI All Country Far East
(excluding Japan) Free Index, and the
funds that comprise the Lipper Variable
Annuity Pacific Region Underlying Funds
Average.

It is important to note that the
Portfolio invests primarily in
securities of the markets of the
Pacific Rim, while the MSCI World Index
measures the performance of the
European, Asian and American markets.
The MSCI Pacific Free Index measures
the performance of the markets in
Australia, Hong Kong, Japan, Malaysia,
New Zealand and Singapore. Because of
the relative size of the Japanese
market, the MSCI Pacific Free Index is
dominated by the performance of
equities within that country (Japan
currently makes up more than 70 percent
of the Index). The MSCI All Country Far
East Free Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       Growth of $10,000
       ($ in Thousands)
                                    Fund      MSCI World IX(3)  MSCI PF(4)    MSCI ACFEF(5)   Lipper(6)
February-23-1994                     $10,000           $10,000      $10,000          $10,000    $10,000
December-31-1994                      $9,327            $9,925       $9,606           $9,242     $9,269
December-31-1995                      $9,862           $11,781       $9,995           $9,871     $9,856
December-31-1996                     $10,246           $13,162       $9,081          $10,778    $10,977
December-31-1997                   $6,383(2)           $15,027       $6,659           $5,876     $7,473
Average Annual Total Returns
(Fund)
                                     Life of
1 Year                                  Fund
-37.70%(1)                        -11.00%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1997 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Morgan Stanley Capital International World Index (MCSI) measures performance from a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The performance of the Index does not include any expenses, fees, or charges, or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.
(4) The Morgan Stanley Capital International Pacific Free Index (MSCI PF) measures performance of stock markets in Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore, and excludes shares that are not readily purchased by non-local investors. The Index does not include any expenses, fees, or charges, or reinvestment dividends. The Index is unmanaged and should not be considered an investment.
(5) The Morgan Stanley Capital International All Country Far East Free (excluding Japan) Index (MSCI ACFEF) measures performance of both the developed and the emerging markets of the Far East (excluding Japan), and excludes shares that are not readily purchased by non-local investors. The Index does not include any expenses, fees or charges, or reinvestment dividends. The Index is unmanaged and should not be considered an investment.
(6) The Lipper Variable Annuity Pacific Region Underlying Funds Average tracks the performance of funds which concentrate their investments in equity securities with primary trading markets or operations concentrated in the Western Pacific Basin region or a single country within this region, as reported by Lipper Analytical Services.

DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

measures the performance of both the developed and emerging markets of the Far East excluding Japan; these markets are often referred to as the "Tiger" markets.

The Portfolio underperformed its Lipper benchmark because other funds in the category have significantly higher weightings in Japan and Australia, which have performed better than other regional markets as a result of the events described earlier. The Portfolio's long-term strategy has been to emphasize investment in the growth economies of Asia. This has led the Portfolio's sub-adviser, Morgan Grenfell Investment Services Limited, to focus on the equity markets of the Tiger economies, as opposed to those of the more mature, developed economies of the region, i.e., Japan and Australia. The sub-adviser continues to believe that the strategy of emphasizing what are believed to be higher growth areas is an appropriate long-term course.

At the end of the fiscal year, the Portfolio's largest single country position continued to be Hong Kong (33.8 percent of net assets). The Portfolio's exposure to greater China, including Taiwan and direct China exposure, was 7.1 percent. As the current crisis subsides, we will look for opportunities to refocus the Portfolio on the markets of Southeast Asia, which in many cases have fallen by more than 60 percent from their highs in U.S. dollar terms.

Strenuous efforts have been made to obtain exposure to electronic and other export-related U.S. dollar-earning stocks, which are expected to benefit from the currency crisis. It is also believed that value is beginning to emerge in some of the more cyclical areas. For example, some Singapore and Hong Kong banks appear to have overdiscounted the prospects for rising nonperforming loans, while some real estate stocks in those nations have fallen to levels that may be overcompensating for any further declines in real estate prices. The Portfolio's sub-adviser will continue to seek out well-managed companies with good earnings visibility and strong balance sheets.

DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

UTILITIES

The Utilities Portfolio provided a total return of 27.15 percent for the fiscal year ended December 31, 1997 compared to 33.35 percent for the S&P 500 and 26.13 percent for the Lipper Analytical
Services Inc. Variable Annuity Utility
Underlying Funds Average. The
accompanying chart illustrates the
performance of a $10,000 investment in
the Portfolio from inception on March
1, 1990, through the fiscal year ended
December 31, 1997, versus the
performance of similar hypothetical
investments in the issues that comprise
the S&P 500 and the funds that comprise
the Lipper Variable Annuity Utility
Underlying Funds Average.

For the fiscal year ended December 31,
1997, the Portfolio ranked #3 out of 16
Variable Annuity Utility Funds (top 19
percent), according to Lipper. For the
three and five years ended December 31,
1997 the Portfolio ranked #5 out of 14
such funds and #3 out of 5 such funds,
respectively. (Lipper rankings are
based on total return and do not take
any sales charges into account.)

During 1997, utilities benefited from a
blend of improving industry
fundamentals, a favorable interest rate
environment and ongoing industry-wide
merger and acquisition activity and
speculation. However, a significant
event underpinning the strong performance of the Utilities Portfolio, particularly during the second-half of 1997, was the economic crisis in Southeast Asia which prompted a highly defensive investment environment in the U.S. market. The Portfolio remained fully invested throughout the year, reflecting this underlying defensive theme. Additionally, investor confidence continued to strengthen as regulatory concerns abated and more visible growth fundamentals within these sectors became apparent.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       Growth of $10,000
       ($ in Thousands)
                                    Fund     S&P 500(3)   Lipper(4)
March-01-1990                       $10,000      $10,000    $10,000
December-31-1990                    $10,452      $10,235    $10,340
December-31-1991                    $12,601      $13,347    $12,924
December-31-1992                    $14,194      $14,363    $14,029
December-31-1993                    $16,422      $15,808    $15,936
December-31-1994                    $14,940      $16,017    $14,704
December-31-1995                    $19,220      $22,030    $18,734
December-31-1996                    $20,889      $27,086    $20,752
December-31-1997                 $26,561(2)      $36,120    $26,174
Average Annual Total Returns
(Fund)
                                                 Life of
1 Year                              5 Years         Fund
27.15%(1)                         13.35%(1)    13.28%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1997 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Composite Stock Price Index (S & P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Utility Underlying Funds Average tracks the performance of funds which invest at least 65% of their equity portfolio in utility shares, as reported by Lipper Analytical Services.

DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

Given this utility-friendly investment environment, electric utilities were a chief beneficiary of the cautious financial markets with much of the impetus being a flight to quality and safety. Additionally, electric utilities continued to witness fair and balanced deregulation initiatives by many state utility commissions which tempered concerns and strengthened shareholder confidence in this sector. Electric utility merger and acquisition activity was consistently evident throughout the year as many companies enhanced their earnings outlook and expanded their product offerings in preparation for the new competitive environment. The telecommunications sector also showed very healthy performance and benefited from numerous merger and acquisition announcements. Furthermore, the telecom sector overall showed very strong earnings growth fueled by a strong economy and high growth applications including wireless, data and selective international investments. While natural gas pricing was adversely impacted by mild weather patterns toward year-end, the gas pipeline companies showed strong overall performance during the year, which was attributable to strong growth in core earnings and anticipation of an acceleration in non-regulated earnings going forward.

On December 31, 1997, 88 percent of the Portfolio's net assets was allocated to utility and utility-related equities. Within the equity component, 54 percent was allocated to electric utilities, 35 percent to telecommunications and 11 percent to natural gas. Enhancing the Portfolio's overall diversification are selective foreign securities, which represent 9 percent of net assets and are focused on the growth area of global telecommunications. The Portfolio's high-quality fixed-income investments accounted for 9 percent of net assets. Three percent was held in cash and cash equivalents.

The Portfolio will maintain its focus on a well-diversified allocation of utility and utility-related investments, which is expected to help the Portfolio meet its overall objectives of current income and long-term growth of income and capital. Energy and telecommunications should remain the investments of choice and appeal going forward. The Portfolio is poised to benefit from the resulting worldwide growth coming from globalization, privatization and strong product demand.

DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

STRATEGIST

For the fiscal year ended December 31, 1997, the Strategist Portfolio posted a total return of 13.71 percent versus 33.35 percent for the S&P 500, 9.76 percent for the Lehman Brothers Government/
Corporate Bond Index and 18.92 percent
for the Lipper Analytical Services Inc.
Variable Annuity Flexible Portfolio
Underlying Fund Average. The
accompanying chart illustrates the
performance of a $10,000 investment in
the Portfolio for the 10 years ended
December 31, 1997, versus the
performance of similar hypothetical
investments in the issues that comprise
the S&P 500 and the Lehman Brothers
Government/Corporate Bond Index and the
funds that comprise the Lipper Variable
Annuity Flexible Portfolio Underlying
Fund Average.

The Portfolio performed well in the
first half of the fiscal year ended
December 31, 1997, but limited exposure
to bonds held performance back in the
last few months of the year. Overall,
the Portfolio's total return for the
fiscal year exceeded its annualized
rate of return since inception (10.32
percent), but trailed its competitive
universe of variable annuity flexible
portfolios.

At the start of 1997 the Portfolio
featured a slightly overweighted
position in stocks (60 percent, versus
an average or neutrally balanced
weighting of 55 percent), an
underweighted position in bonds (20
percent, versus 35 percent) and a
larger-than-normal cash reserve of 20
percent (versus an average of 5 percent). Greater corporate profitability and a firming economy led to an increased exposure to equities throughout the year. The Portfolio entered 1998 with 63 percent of its net assets in stocks, 21 percent in bonds and 16 percent in cash.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       Growth of $10,000
       ($ in Thousands)
                                    Fund     S&P 500(3)   Lehman(4)   Lipper(5)
December-31-1987                    $10,000      $10,000     $10,000    $10,000
December-31-1988                    $11,279      $11,655     $10,758    $11,023
December-31-1989                    $12,483      $15,343     $12,289    $13,306
December-31-1990                    $12,677      $14,869     $13,306    $13,447
December-31-1991                    $16,260      $19,390     $15,453    $16,868
December-31-1992                    $17,436      $20,866     $16,624    $18,133
December-31-1993                    $19,246      $22,965     $18,458    $20,316
December-31-1994                    $20,004      $23,268     $17,810    $19,920
December-31-1995                    $21,884      $32,003     $21,236    $24,798
December-31-1996                    $25,172      $39,347     $21,852    $28,260
December-31-1997                 $28,624(2)      $52,469     $23,985    $33,607
Average Annual Total Returns
(Fund)
1 Year                              5 Years     10 Years
13.71%(1)                         10.42%(1)    11.09%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1997 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lehman Brothers Government/Corporate Bond Index tracks the performance of government and corporate obligations, including U.S. government agency and U.S. treasury securities and corporate and yankee bonds with maturities of one to ten years. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Lipper Variable Annuity Flexible Portfolio Underlying Funds Average tracks the performance of funds which allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return, as reported by Lipper Analytical Services.

DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

The Portfolio's industry emphasis remained relatively unchanged throughout the fiscal year and featured heavy exposure to the technology, financial, consumer goods and services, and energy sectors. Fixed-income investments reflected a blend of corporate and government issues of various maturities and yields.

HIGH YIELD

For the fiscal year ended December 31, 1997, the High Yield Portfolio posted a total return of 11.87 percent, versus 12.76 percent for the Lehman Brothers High Yield Index and 13.41 percent for the Lipper Analytical Services, Inc.
Variable Annuity High Current Yield
Underlying Funds Average. The
accompanying chart illustrates the
performance of a $10,000 investment in
the Portfolio for the 10 years ended
December 31, 1997, versus the
performance of similar hypothetical
investments in the issues that comprise
the Lehman Brothers High Yield Index
and the funds that comprise the Lipper
Variable Annuity High Current Yield
Underlying Funds Average.

As the economy has continued to expand
over the past few years, the Portfolio
has tended to concentrate on B-rated
issues. In a growing economy it is not
difficult to find undervalued
investments in this sector that provide
attractive yields as well as capital
appreciation potential. We continue to
feel that many of these issues are very
attractive long-term investments.
However, given the lower market yields
available today and the potential for a
modest tightening move by the Federal
Reserve Board down the road, we have
taken some defensive steps, including
an increase of the Portfolio's
allocation to the higher-quality end of the high-yield market (BB-rated issues or higher). We feel that these issues will better protect shareholders during a potentially volatile market environment, as well as provide the liquidity and flexibility needed to take advantage of future opportunities.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       Growth of $10,000
       ($ in Thousands)
                                    Fund     Lehman(3)   Lipper(4)
December-31-1987                    $10,000     $10,000    $10,000
December-31-1988                    $11,084     $11,253    $11,300
December-31-1989                     $9,705     $11,346    $11,508
December-31-1990                     $7,226     $10,258    $10,820
December-31-1991                    $11,427     $14,996    $14,567
December-31-1992                    $13,524     $17,357    $16,910
December-31-1993                    $16,787     $20,329    $20,041
December-31-1994                    $16,372     $20,120    $19,429
December-31-1995                    $18,817     $23,976    $23,020
December-31-1996                    $21,071     $26,698    $26,137
December-31-1997                 $23,571(2)     $30,104    $29,642
Average Annual Total Returns
(Fund)
1 Year                              5 Years    10 Years
11.87%(1)                         11.75%(1)    8.95%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on the net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1997 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Lehman Brothers High Yield Index tracks the performance of all below investment grade securities which have at least $100 million in outstanding issuance, are greater than one year to maturity and are issued in fixed rate U.S. dollar denominations. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity High Current Yield Underlying Funds Average tracks the performance of funds which aim at high (relative) current yield from fixed income securities, has no quality or maturity restrictions, and tends to invest in lower grade debt issues, as reported by Lipper Analytical Services.

DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

In addition, the Portfolio continues to limit its exposure to cyclical industries and remains focused on more-predictable, recession-resistant or growth sectors of the economy, such as broadcasting, media, cable, telecommunications and food and beverages. In some of these sectors, such as media and telecommunications, we expect to see continued consolidation, which may bode well for many of the Portfolio's individual holdings.

Over the near term, there could be continued volatility in the financial markets as investors assess the economy's strength, possible Federal Reserve Board actions and the ongoing budget debate. However, despite any potential short-term weakness, we consider today's high-yield market to be an attractive long-term opportunity for investors.

QUALITY INCOME PLUS

For the fiscal year ended December 31, 1997, the Quality Income Plus Portfolio posted a total return of 11.09 percent versus 9.65 percent for the Lehman Brothers Aggregate Bond Index and 9.24 percent for the Lipper Analytical
Services Inc. Variable Annuity
Corporate Debt A-Rated Underlying Funds
Average. The accompanying chart
illustrates the performance of a
$10,000 investment in the Portfolio for
the 10 years ended December 31, 1997,
versus the performance of similar
hypothetical investments in the issues
that comprise the Lehman Brothers
Aggregate Bond Index and the funds that
comprise the Lipper Variable Annuity
Corporate Debt A-Rated Underlying Funds
Average.

For the fiscal year ended December 31,
1997, the Portfolio ranked #2 out of 29
Variable Annuity Corporate Debt A-Rated
Funds, according to Lipper. For the
five and ten years ended December 31,
the Portfolio ranked #3 out of 25 such
funds (top 12%) and #4 out of 16 such
funds (top 25%), respectively. (Lipper
rankings are based on total return and
do not take any sales charges into
account.)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       Growth of $10,000
       ($ in Thousands)
                                    Fund     Lehman(3)   Lipper(4)
December-31-1987                    $10,000     $10,000    $10,000
December-31-1988                    $10,732     $10,789    $10,679
December-31-1989                    $12,103     $12,357    $12,022
December-31-1990                    $12,932     $13,464    $12,973
December-31-1991                    $15,356     $15,618    $15,137
December-31-1992                    $16,624     $16,774    $16,262
December-31-1993                    $18,784     $18,409    $18,044
December-31-1994                    $17,539     $17,872    $17,305
December-31-1995                    $21,801     $21,173    $20,570
December-31-1996                    $22,140     $21,941    $21,084
December-31-1997                 $24,597(2)     $24,058    $23,015
Average Annual Total Returns
(Fund)
1 Year                              5 Years    10 Years
11.09%(1)                          8.15%(1)    9.42%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on the net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1997 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Lehman Brothers Aggregate Bond Index tracks the performance of all US Government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities and asset-backed securities. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Corp Debt A Rated Underlying Funds Average tracks the performance of funds which invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues, as reported by Lipper Analytical Services.

DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

During 1997, the Portfolio's weighted average maturity ranged from 13.5 to 17.8 years. The portfolio manager's diversified asset allocation strategy, which focuses principally on corporate bonds, is reviewed on an ongoing basis. The asset allocation shifts between mortgage-backed securities, U.S. Treasury instruments and corporate bonds also are reviewed on an ongoing basis to capitalize on the ever changing investment horizon. In our opinion, the Portfolio's competitive performance since its inception on March 1, 1987 is attributable to dynamic asset allocation and sector shifts based on careful credit reviews and yield curve assessments.

The overweighted sectors most responsible for the Portfolio's exceptional returns were utilities (15 percent of net assets), long-term, high-quality industrial bonds (9 percent), insurance (5 percent) and brokerage bonds (nearly 4 percent). Each of these sectors outperformed the corporate market as a whole.

MONEY MARKET

For the fiscal year ended December 31, 1997, the Money Market Portfolio posted a total return of 5.23 percent; as of December 31, the Portfolio's 30-day annualized yield was 5.24 percent. Average life was 67 days. At the end of the fiscal year, the Portfolio had net assets in excess of $335 million, down slightly from one year ago.

On December 31, 1997, approximately 79 percent of the Portfolio's assets were invested in high-quality commercial paper, 18 percent in certificates of deposit and short-term bank notes of major financially strong commercial banks, 2 percent in the bankers' acceptances of such institutions and 1 percent in a federal agency obligation.

At the end of the fiscal year, approximately 87 percent of the Portfolio's holdings were scheduled to mature in less than four months. Therefore, the Portfolio is well positioned for stability of value with a high degree of liquidity. We continue to manage the Portfolio in a straightforward, conservative style without "structured" notes or derivatives that could fluctuate excessively with changing interest rates. As always, the Portfolio serves as a useful investment for liquidity, preservation of capital and a yield that is reflective of prevailing money market conditions.

LOOKING AHEAD

We expect U.S. economic growth to remain healthy in early 1998, with the Federal Reserve Board unlikely to raise interest rates. However, the central bank may need to reassess its current complacent stance on monetary policy during the year, should inordinately strong economic growth cause an unacceptable increase in inflation.

DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

The reestablishment of currency stability in Asia remains of paramount importance to the ability of regional stock markets to make a sustainable recovery. Actions taken in recent months across the region (particularly by Korea) have reduced downside volatility, and most currencies have rallied to some extent since about mid-January. Stock markets have bounced back also, but appear to be somewhat skeptical about the commitment of regional authorities to reform. The focus going forward will be on how the policy shift is implemented in coming months. The markets will want to see proof that problems within the regional banking industry are being addressed. Equally important will be a clear breaking down of the link between business and politics. The "crony capitalist" network has severely undermined rational economic judgements in a number of these countries in recent years.

Morgan Grenfell believes that China will not resort to devaluation, but will choose to boost its domestic economy via government expenditure on low-cost housing and infrastructure. The resolution of the Chinese leadership on this issue is increasingly impressive and may begin to convince the markets of their commitment. If this occurs it would be a major contribution to regional stability.

Morgan Grenfell believes the outlook for European equity markets in 1998 is encouraging. Although the situation in Asia and its impact on European corporate earnings will continue to be monitored carefully, the underlying fundamentals of the European markets remain positive. The transition to monetary union and the introduction of a unified currency, the Euro, begins with the transfer of monetary policy powers to the European Central Bank on January 2, 1999. Morgan Grenfell believes that the actual impact of monetary union on equity markets will be limited. However, the prospect of a single currency has already begun to stimulate cross-border merger and acquisition activity and should continue to provide an important boost for the European equity markets. In addition, low and stable interest rates are likely to increase inflows to equity-based mutual funds, which should also provide support for markets over the coming year.

DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

We appreciate your ongoing support of Dean Witter Variable Investment Series and look forward to continuing to serve your investment needs and objectives.

Sincerely,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

                           --------------------------
THE NET ASSET VALUES (THE "NAVS") PRESENTED IN THE FINANCIAL STATEMENTS OF DEAN WITTER VARIABLE INVESTMENT SERIES (THE "FUND") REFLECT THE NAVS OF EACH OF THE RESPECTIVE PORTFOLIOS. THE FUND IS THE UNDERLYING INVESTMENT FOR VARIOUS VARIABLE ANNUITY CONTRACTS AND AS SUCH, THE NAVS OF EACH PORTFOLIO ARE NOT INDICATIVE OF THE UNIT VALUES OF THE INSURANCE COMPANY SEPARATE ACCOUNTS.

DEAN WITTER VARIABLE INVESTMENT SERIES - MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

                                                               ANNUALIZED
PRINCIPAL                                                        YIELD
AMOUNT IN                                                      ON DATE OF      MATURITY
THOUSANDS                                                       PURCHASE         DATE           VALUE
---------------------------------------------------------------------------------------------------------
           COMMERCIAL PAPER (79.0%)
           AUTOMOTIVE - FINANCE (13.3%)
$ 15,685   Chrysler Financial Corp...........................  5.66-5.80 % 01/27/98-03/10/98 $ 15,551,184
   8,370   Ford Motor Credit Co..............................  5.59-5.75   01/05/98-01/15/98    8,358,720
  16,000   General Motors Acceptance Corp....................  5.73-5.82   01/20/98-05/22/98   15,781,179
   5,000   Toyota Motor Credit Corp..........................    5.76          04/27/98         4,908,972
                                                                                             ------------
                                                                                               44,600,055
                                                                                             ------------
           BANK HOLDING COMPANIES (8.9%)
   7,125   BankAmerica Corp..................................  5.68-5.71   01/13/98-02/10/98    7,096,603
  13,225   Bankers Trust New York Corp.......................  5.74-5.83   01/29/98-06/30/98   12,968,960
   5,000   NationsBank Corp..................................    5.64          01/28/98         4,979,150
   5,000   PNC Funding Corp..................................    5.84          03/30/98         4,929,722
                                                                                             ------------
                                                                                               29,974,435
                                                                                             ------------
           BANKS - COMMERCIAL (17.8%)
  13,975   Abbey National North America Corp.................  5.67-5.71   02/02/98-03/03/98   13,871,712
   3,425   ABN-AMRO North America Finance Inc................    5.69          02/05/98         3,406,586
   5,000   Barclays U.S. Funding Corp........................    5.81          03/12/98         4,944,486
   5,000   Dresdner U.S. Finance Inc.........................    5.63          01/08/98         4,994,633
   4,700   KfW International Finance Inc.....................    5.69          01/12/98         4,692,058
  10,000   National Australia Funding (DE) Inc...............  5.72-5.81   03/11/98-06/01/98    9,828,433
   5,000   Rabobank USA Financial Corp.......................    5.76          04/30/98         4,907,114
   3,500   Societe Generale N.A., Inc........................    5.65          04/06/98         3,449,248
   5,000   Toronto-Dominion Holdings U.S.A. Inc..............    5.83          06/10/98         4,874,222
   5,000   WestPac Capital Corp..............................    5.79          04/20/98         4,914,465
                                                                                             ------------
                                                                                               59,882,957
                                                                                             ------------
           ENERGY (1.6%)
   5,430   Chevron U.S.A., Inc...............................    6.75          01/02/98         5,428,982
                                                                                             ------------
           FINANCE - COMMERCIAL (4.1%)
  13,950   CIT Group Holdings, Inc...........................  5.65-5.79   02/13/98-05/29/98   13,755,593
                                                                                             ------------
           FINANCE - CONSUMER (15.0%)
   3,750   American Express Credit Corp......................    5.64          01/22/98         3,737,991
  10,000   American General Finance Corp.....................  5.68-5.81   02/06/98-04/14/98    9,890,508
   9,425   Avco Financial Services Inc.......................  5.66-5.67   01/26/98-02/19/98    9,372,242
  10,000   Beneficial Corp...................................  5.70-5.77   03/05/98-03/31/98    9,880,912

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

                                                               ANNUALIZED
PRINCIPAL                                                        YIELD
AMOUNT IN                                                      ON DATE OF      MATURITY
THOUSANDS                                                       PURCHASE         DATE           VALUE
---------------------------------------------------------------------------------------------------------
$ 13,050   Household Finance Corp............................  5.61-5.67 % 01/30/98-02/24/98 $ 12,971,743
   4,450   Norwest Financial Inc.............................    5.67          03/17/98         4,398,732
                                                                                             ------------
                                                                                               50,252,128
                                                                                             ------------
           FINANCE - CORPORATE (3.5%)
  11,775   Ciesco, L.P.......................................  5.63-5.79   01/14/98-04/08/98   11,693,904
                                                                                             ------------
           FINANCE - DIVERSIFIED (5.0%)
  17,100   General Electric Capital Corp.....................  5.67-5.77   01/09/98-03/19/98   16,992,637
                                                                                             ------------
           INDUSTRIALS (0.7%)
   2,375   Caterpillar Financial Services Corp...............    5.64          01/20/98         2,368,093
                                                                                             ------------
           OFFICE EQUIPMENT (1.5%)
   4,950   IBM Credit Corp...................................    5.71          02/11/98         4,918,599
                                                                                             ------------
           RETAIL (3.5%)
  11,815   Sears Roebuck Acceptance Corp.....................  5.62-5.77   01/06/98-02/18/98   11,771,837
                                                                                             ------------
           UTILITIES - FINANCE (4.1%)
  13,825   National Rural Utilities Cooperative Finance
             Corp............................................  5.66-5.81   01/23/98-04/28/98   13,664,035
                                                                                             ------------

           TOTAL COMMERCIAL PAPER
           (AMORTIZED COST $265,303,255)...................................................   265,303,255
                                                                                             ------------

           SHORT-TERM BANK NOTES (12.6%)
  13,950   BankBoston, N.A...................................  5.66-5.72   01/16/98-04/15/98   13,950,000
  15,000   F. C.C. National Bank.............................  5.79-5.82   05/08/98-06/17/98   15,000,000
  13,500   La Salle National Bank............................  5.68-5.71   02/20/98-03/09/98   13,500,000
                                                                                             ------------

           TOTAL SHORT-TERM BANK NOTES
           (AMORTIZED COST $42,450,000)....................................................    42,450,000
                                                                                             ------------

           CERTIFICATES OF DEPOSIT (4.5%)
  10,000   Chase Manhattan Bank (USA)........................    5.75      02/09/98-02/12/98   10,000,000
   5,000   Regions Bank of Alabama...........................    5.67          03/04/98         5,000,000
                                                                                             ------------

           TOTAL CERTIFICATES OF DEPOSIT
           (AMORTIZED COST $15,000,000)....................................................    15,000,000
                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

                                                               ANNUALIZED
PRINCIPAL                                                        YIELD
AMOUNT IN                                                      ON DATE OF      MATURITY
THOUSANDS                                                       PURCHASE         DATE           VALUE
---------------------------------------------------------------------------------------------------------
           BANKERS' ACCEPTANCES (2.4%)
$  3,000   BankBoston, N.A...................................    5.73    %     01/07/98      $  2,997,215
   5,000   Union Bank of California, N.A.....................    5.78          04/09/98         4,923,097
                                                                                             ------------

           TOTAL BANKERS' ACCEPTANCES
           (AMORTIZED COST $7,920,312).....................................................     7,920,312
                                                                                             ------------

           U.S. GOVERNMENT AGENCY (1.4%)
   4,754   Federal National Mortgage Assoc.
             (AMORTIZED COST $4,719,926).....................  5.52-5.56   01/21/98-03/20/98    4,719,926
                                                                                             ------------

TOTAL INVESTMENTS
(AMORTIZED COST $335,393,493) (a)........................................        99.9%         335,393,493

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...........................         0.1              184,656
                                                                                -----         ------------

NET ASSETS...............................................................       100.0%        $335,578,149
                                                                                -----         ------------
                                                                                -----         ------------

---------------------

(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

PRINCIPAL
AMOUNT
  IN                                                                 COUPON         MATURITY
THOUSANDS                                                             RATE            DATE              VALUE
-----------------------------------------------------------------------------------------------------------------
          CORPORATE BONDS (64.0%)
          BANKS AND BANK HOLDING COMPANIES (8.9%)
$5,000    Banco Central Hispanoamericano (Cayman Islands)........     7.50 %        06/15/05         $  5,215,750
5,000     First Bank N.A.........................................     8.35          11/01/04            5,524,200
5,000     First Bank System......................................     7.625         05/01/05            5,331,050
3,000     Mellon Bank N.A........................................     7.625         09/15/07            3,233,880
3,000     Old Kent Financial Corp................................     6.625         11/15/05            3,011,790
3,145     PNC Funding Corp.......................................     9.875         03/01/01            3,470,004
5,000     Republic New York Corp.................................     7.20          07/15/97            5,227,700
2,000     Santander Financial Issuances (Cayman Islands).........     7.75          05/15/05            2,122,300
5,000     State Street Boston Corp...............................     5.95          09/15/03            4,921,500
2,000     Swiss Bank Corp........................................     7.375         07/15/15            2,132,420
2,000     Wachovia Corp..........................................     6.375         04/15/03            2,014,640
                                                                                                     ------------
                                                                                                       42,205,234
                                                                                                     ------------
          BEVERAGES (0.5%)
2,000     Coca-Cola Enterprises Inc..............................     8.50          02/01/22            2,400,960
                                                                                                     ------------
          BROKERAGE (3.6%)
2,000     Bear Stearns Companies, Inc............................     8.75          03/15/04            2,219,060
5,000     Donaldson Lufkin & Jenrette, Inc.......................     6.875         11/01/05            5,073,550
2,000     Lehman Brothers Holdings, Inc..........................     8.75          03/15/05            2,227,800
5,000     Lehman Brothers Holdings, Inc..........................     8.50          08/01/15            5,681,950
2,000     Merrill Lynch & Co.....................................     6.56          12/16/07            2,012,220
                                                                                                     ------------
                                                                                                       17,214,580
                                                                                                     ------------
          CONSUMER PRODUCTS (3.4%)
4,000     Becton Dickinson & Co..................................     8.70          01/15/25            4,537,880
5,000     CPC International, Inc.................................     7.25          12/15/26            5,365,400
1,000     Maytag Corp............................................     9.75          05/15/02            1,129,590
5,000     Philip Morris Companies, Inc...........................     7.125         10/01/04            5,136,950
                                                                                                     ------------
                                                                                                       16,169,820
                                                                                                     ------------
          DEFENSE (1.8%)
3,000     Lockheed Martin Corp.+.................................     7.70          06/15/08            3,278,010
5,000     Lockheed Martin Corp...................................     7.20          05/01/36            5,319,500
                                                                                                     ------------
                                                                                                        8,597,510
                                                                                                     ------------
          ENERGY (3.1%)
2,000     Anadarko Petroleum Corp................................     7.73          09/15/96            2,180,380
5,000     Dresser Industries, Inc................................     7.60          08/15/96            5,541,450
  390     Mobil Corp.............................................     9.17          02/29/00              404,469

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT
  IN                                                                 COUPON         MATURITY
THOUSANDS                                                             RATE            DATE              VALUE
-----------------------------------------------------------------------------------------------------------------
$2,000    Petroliam Nasional Berhad - 144A* (Malaysia)...........     7.75 %        08/15/15         $  1,842,520
1,000     Texaco Capital, Inc....................................     9.75          03/15/20            1,358,870
3,000     Transocean Offshore Inc................................     8.00          04/15/27            3,401,370
                                                                                                     ------------
                                                                                                       14,729,059
                                                                                                     ------------
          FINANCIAL SERVICES (3.5%)
3,000     Ford Capital BV........................................     9.50          06/01/10            3,730,170
5,000     Ford Motor Credit Corp.................................     7.75          03/15/05            5,379,500
3,000     General Motors Acceptance Corp.........................     9.00          10/15/02            3,336,150
4,000     Norwest Financial Inc..................................     7.875         02/15/02            4,239,960
                                                                                                     ------------
                                                                                                       16,685,780
                                                                                                     ------------
          HEALTHCARE - DIVERSIFIED (0.2%)
1,000     Kaiser Foundation Health Plan, Inc.....................     9.55          07/15/05            1,189,660
                                                                                                     ------------
          INDUSTRIALS (8.5%)
5,000     Barrick Gold Corp......................................     7.50          05/01/07            5,275,050
5,000     Boeing Co..............................................     7.95          08/15/24            5,885,850
4,786     Burlington Northern Santa Fe Corp......................     7.33          06/23/10            5,025,853
4,759     Burlington Northern Santa Fe Corp......................     7.97          01/01/15            5,221,139
1,000     Caterpillar, Inc.......................................     9.375         07/15/01            1,099,590
3,000     Caterpillar, Inc.......................................     9.375         08/15/11            3,788,190
1,000     Hutchison Whampoa Ltd. (Series B) - 144A* (Hong
            Kong)................................................     7.45          08/01/17              902,720
5,000     ICI Wilmington, Inc....................................     6.95          09/15/04            5,133,350
3,000     Ikon Office Solutions, Inc.............................     7.30          11/01/27            3,082,590
5,000     Kerr McGee Corp........................................     7.125         10/15/27            5,254,700
                                                                                                     ------------
                                                                                                       40,669,032
                                                                                                     ------------
          INSURANCE (5.3%)
5,000     Cigna Corp.............................................     7.875         05/15/27            5,424,950
3,000     Jackson National Life Insurance Co. - 144A*............     8.15          03/15/27            3,323,010
5,000     Liberty Mutual Insurance Co. - 144A*...................     7.875         10/15/26            5,441,650
5,000     Lumbermens Mutual Casualty - 144A*.....................     9.15          07/01/26            5,847,700
5,000     Nationwide Financial Service...........................     8.00          03/01/27            5,358,500
                                                                                                     ------------
                                                                                                       25,395,810
                                                                                                     ------------
          PHARMACEUTICALS (2.6%)
3,500     Amgen, Inc.............................................     6.50          12/01/07            3,526,390
2,000     Bristol-Myers Squibb...................................     6.80          11/15/26            2,081,280

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT
  IN                                                                 COUPON         MATURITY
THOUSANDS                                                             RATE            DATE              VALUE
-----------------------------------------------------------------------------------------------------------------
$5,000    Johnson & Johnson......................................     8.72 %        11/01/24         $  5,784,100
  665     Marion Merrell Corp....................................     9.11          08/01/05              735,107
                                                                                                     ------------
                                                                                                       12,126,877
                                                                                                     ------------
          PUBLISHING (1.8%)
5,000     Times Mirror Co........................................     7.25          11/15/96            5,286,450
3,000     Times Mirror Co........................................     6.61          09/15/27            3,072,630
                                                                                                     ------------
                                                                                                        8,359,080
                                                                                                     ------------
          REAL ESTATE INVESTMENT TRUST (1.1%)
5,000     Kimco Realty Corp......................................     6.50          10/01/03            4,991,900
                                                                                                     ------------
          RESTAURANTS (0.3%)
1,000     McDonald's Corp........................................     8.875         04/01/11            1,224,140
                                                                                                     ------------
          RETAIL (3.8%)
5,000     May Department Stores Co...............................     6.875         11/01/05            5,125,600
5,000     May Department Stores Co...............................     7.625         08/15/13            5,450,150
1,000     Penney (J.C.) Co., Inc.................................     9.75          06/15/21            1,126,580
3,000     Sears Roebuck Acceptance Corp..........................     6.875         10/15/17            3,008,880
3,000     Wal-Mart Stores, Inc...................................     7.49          06/21/07            3,166,170
                                                                                                     ------------
                                                                                                       17,877,380
                                                                                                     ------------
          TELECOMMUNICATIONS (4.3%)
5,000     AT&T Corp..............................................     8.35          01/15/25            5,473,000
4,000     Frontier Corp..........................................     7.25          05/15/04            4,181,160
5,000     GTE Corp...............................................     7.90          02/01/27            5,249,650
5,000     Lucent Technologies Inc................................     7.25          07/15/06            5,325,300
                                                                                                     ------------
                                                                                                       20,229,110
                                                                                                     ------------
          TRANSPORTATION (1.1%)
4,952     America West Airlines..................................     6.85          07/02/09            5,027,931
                                                                                                     ------------
          UTILITIES - ELECTRIC (10.2%)
1,000     Chugach Electric Co....................................     9.14          03/15/22            1,149,960
2,200     Consolidated Edison Co. of New York, Inc...............     8.05          12/15/27            2,311,848
5,000     Florida Power & Light Co...............................     7.05          12/01/26            5,064,050
3,000     Oglethorpe Power Co. 144A*.............................     6.974         06/30/11            3,037,560
3,500     Oklahoma Gas & Electric Co.............................     6.50          07/15/17            3,596,040
5,000     Pennsylvania Power & Light Co..........................     7.70          10/01/09            5,467,200
5,000     Potomac Electric Power Co..............................     7.25          07/01/23            5,131,950
4,000     Public Service Electric & Gas Co.......................     7.375         03/01/14            4,180,440
4,000     Puget Sound Energy Co..................................     7.02          12/01/27            4,052,840
5,000     South Carolina Electric & Gas Co.......................     7.625         06/01/23            5,308,900
3,000     Southern California Edison Co..........................     7.25          03/01/26            3,070,410
1,000     Tampa Electric Co......................................     7.75          11/01/22            1,084,340

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT
  IN                                                                 COUPON         MATURITY
THOUSANDS                                                             RATE            DATE              VALUE
-----------------------------------------------------------------------------------------------------------------
$5,000    Virginia Electric Power Co.............................     7.25 %        02/01/23         $  5,101,150
                                                                                                     ------------
                                                                                                       48,556,688
                                                                                                     ------------

          TOTAL CORPORATE BONDS
          (IDENTIFIED COST $286,250,665).........................................................     303,650,551
                                                                                                     ------------

          TAXABLE MUNICIPAL BOND (0.2%)
4,000     New Jersey Development Authority
            (IDENTIFIED COST $962,408)...........................     0.00          02/15/17            1,146,200
                                                                                                     ------------

          U.S. GOVERNMENT & AGENCY OBLIGATIONS (32.0%)
   18     Federal Home Loan Mortgage Corp........................    11.50      06/01/11-05/01/19          19,644
9,902     Federal Home Loan Mortgage Corp. PC Gold...............     6.00      10/01/23-11/01/27       9,549,071
2,907     Federal Home Loan Mortgage Corp. PC Gold...............     8.50      01/01/22-12/01/24       3,036,732
10,000    Federal National Mortgage Assoc........................     0.00          10/09/19            2,607,200
11,061    Federal National Mortgage Assoc........................     6.00      01/01/26-10/01/27      10,659,794
4,988     Federal National Mortgage Assoc........................     6.50      02/01/26-09/01/27       4,924,204
7,335     Federal National Mortgage Assoc........................     7.00          10/01/27            7,388,022
  415     Federal National Mortgage Assoc........................     7.50          05/01/27              424,782
1,225     Federal National Mortgage Assoc........................     9.00      06/01/21-02/01/25       1,301,345
2,000     Government National Mortgage Assoc. (a)................     6.50          01/15/28            1,979,375
27,214    Government National Mortgage Assoc.....................     7.00      09/15/27-12/15/27      27,434,655
30,953    Government National Mortgage Assoc.....................     7.50      04/15/24-09/15/27      31,716,959
17,783    Government National Mortgage Assoc.....................     8.00      10/15/24-09/15/26      18,439,161
4,353     Government National Mortgage Assoc.....................     8.50      01/15/17-07/15/26       4,572,054
2,715     Government National Mortgage Assoc.....................     9.00      07/15/24-12/15/24       2,903,533
  182     Government National Mortgage Assoc.....................    10.00      05/15/16-04/15/19         198,557
5,000     Tennessee Valley Authority.............................     7.85          06/15/44            5,328,400
5,000     U.S. Treasury Bond.....................................     6.125         11/15/27            5,137,400

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT
  IN                                                                 COUPON         MATURITY
THOUSANDS                                                             RATE            DATE              VALUE
-----------------------------------------------------------------------------------------------------------------
$8,000    U.S. Treasury Bond.....................................     6.375%        08/15/27         $  8,440,240
1,000     U.S. Treasury Note.....................................     6.875         05/15/06            1,070,130
5,000     U.S. Treasury Note.....................................     7.25          02/15/98            5,008,800
                                                                                                     ------------

          TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
          (IDENTIFIED COST $148,980,451).........................................................     152,140,058
                                                                                                     ------------

          CANADIAN GOVERNMENT OBLIGATIONS (2.5%)
5,000     Hydro-Quebec...........................................     9.50          11/15/30            6,642,700
5,000     Province of New Brunswick..............................     7.625         06/29/04            5,382,550
                                                                                                     ------------

          TOTAL CANADIAN GOVERNMENT OBLIGATIONS
          (IDENTIFIED COST $10,380,050)..........................................................      12,025,250
                                                                                                     ------------

          SHORT-TERM INVESTMENT (0.3%)
          REPURCHASE AGREEMENT
          The Bank of New York
            (dated 12/31/97; proceeds $1,377,838) (b)
            (IDENTIFIED COST $1,377,542).........................     3.875         01/02/98            1,377,542
                                                                                                     ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $447,951,116) (c)........................................................   99.0 %   470,339,601

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    1.0       4,649,907
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 474,989,508
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

*   Resale is restricted to qualified institutional investors.
+ Securities segregated as collateral for securities purchased on a forward committment basis.
PC  Participation Certificate.
(a) Securities purchased on a forward commitment basis with an approximate principal amount. The actual principal amount will be determined upon settlement.
(b) Collateralized by $1,356,763 U.S. Treasury Note 6.125% due 07/31/00 valued at $1,405,093.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $22,816,874 and the aggregate gross unrealized depreciation is $428,389, resulting in net unrealized appreciation of $22,388,485.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

PRINCIPAL
AMOUNT IN                                                                                    COUPON    MATURITY
THOUSANDS                                                                                     RATE       DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------------
           CORPORATE BONDS (95.9%)
           AEROSPACE (0.9%)
$  3,200   Sabreliner Corp. (Series B)....................................................  12.50 %    04/15/03  $  3,352,000
                                                                                                                 ------------
           AUTOMOTIVE (4.6%)
   4,175   APS, Inc. (a)..................................................................  11.875     01/15/06     2,212,750
   6,000   General Motors Acceptance Corp.................................................  15.00      03/17/98     6,105,540
   8,000   Toyota Motor Credit Corp.......................................................  15.00      09/25/98     8,514,560
                                                                                                                 ------------
                                                                                                                   16,832,850
                                                                                                                 ------------
           BROADCAST MEDIA (7.8%)
   3,750   Australis Holdings Ltd. (Australia)............................................  15.00++    11/01/02     2,062,500
  10,000   Brill Media Co. LLC (Units)++ - 144A*..........................................   7.50      12/15/07     9,325,000
   3,000   Echostar DBS Corp..............................................................  12.50      07/01/02     3,255,000
   5,500   Echostar Satellite Broadcasting................................................  13.125++   03/15/04     4,620,000
   2,000   Paxson Communications Corp.....................................................  11.625     10/01/02     2,145,000
   2,005   Spanish Broadcasting System, Inc...............................................  12.50      06/15/02     2,305,750
   7,500   TCI Satellite Entertainment Corp. - 144A*......................................  12.25++    02/15/07     5,043,750
                                                                                                                 ------------
                                                                                                                   28,757,000
                                                                                                                 ------------
           BUSINESS SERVICES (5.7%)
   5,000   Anacomp, Inc. (Series B).......................................................  10.875     04/01/04     5,250,000
   5,000   Comforce Corp. (Units)++ - 144A*...............................................  15.00+     12/01/09     5,025,000
   2,250   Comforce Operating Inc. - 144A*................................................  12.00      12/01/07     2,278,125
   5,000   Xerox Credit Corp..............................................................  15.00      06/26/98     5,217,350
   3,000   Xerox Credit Corp..............................................................  15.00      10/07/98     3,202,800
                                                                                                                 ------------
                                                                                                                   20,973,275
                                                                                                                 ------------
           CABLE & TELECOMMUNICATIONS (22.0%)
   3,000   Adelphia Communications, Inc. (Series B).......................................   9.875     03/01/07     3,165,000
   3,000   Advanced Radio Telecommunication (Units)++.....................................  14.00      02/15/07     2,880,000
   3,100   American Communications Services, Inc..........................................  12.75++    04/01/06     2,387,000
   5,000   American Communications Services, Inc. - 144A*.................................  13.75      07/15/07     5,950,000
   2,350   Cablevision Systems Corp.......................................................  10.50      05/15/16     2,726,000
   7,000   Clearnet Communications Inc. (Canada)..........................................  14.75++    12/15/05     5,573,750
   2,000   Esprit Telecom Group PLC (United Kingdom)......................................  11.50      12/15/07     2,065,000
   3,000   FrontierVision Operating Partners, L.P.........................................  11.00      10/15/06     3,330,000
   3,000   GST Equipment Funding, Inc. - 144A*............................................  13.25      05/01/07     3,420,000
   8,000   Hyperion Telecommunication, Inc. (Series B)....................................  13.00++    04/15/03     5,800,000
   2,000   Hyperion Telecommunication, Inc. (Series B)....................................  12.25      09/01/04     2,220,000

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                    COUPON    MATURITY
THOUSANDS                                                                                     RATE       DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------------
$ 28,500   In-Flight Phone Corp. (Series B) (a)...........................................  14.00++%   05/15/02  $  3,990,000
   2,000   IXC Communications, Inc. (Series B)............................................  12.50      10/01/05     2,300,000
   2,000   James Cable Partners L.P. (Series B)...........................................  10.75      08/15/04     2,110,000
   8,000   McCaw International Ltd........................................................  13.00++    04/15/07     4,640,000
   4,000   Nextel Communications, Inc. - 144A*............................................  10.65++    09/15/07     2,505,000
   1,500   Paging Network, Inc............................................................  10.125     08/01/07     1,560,000
   3,000   Paging Network, Inc............................................................  10.00      10/15/08     3,112,500
   2,000   Peoples Telephone Co., Inc.....................................................  12.25      07/15/02     2,100,000
  10,000   Price Communications Cellular Holdings (Units)++ - 144A*.......................  13.50++    08/01/07     6,300,000
   7,000   Star Choice Communications (Units)++ (Canada)..................................  13.00      12/15/05     7,210,000
   4,000   Transtel Pass-Thru Trust - 144A*...............................................  12.50      11/01/07     3,780,000
   2,250   Winstar Communications, Inc....................................................  14.00++    10/15/05     1,800,000
                                                                                                                 ------------
                                                                                                                   80,924,250
                                                                                                                 ------------
           COMPUTER EQUIPMENT (1.7%)
   6,000   IBM Credit Corp................................................................  15.00      03/04/98     6,087,300
                                                                                                                 ------------
           CONSUMER PRODUCTS (2.5%)
   3,000   IHF Holdings Inc. (Series B)...................................................  15.00      11/15/04     2,580,000
   3,000   J.B. Williams Holdings, Inc....................................................  12.00      03/01/04     3,090,000
   4,000   Renaissance Cosmetics, Inc.....................................................  11.75      02/15/04     3,680,000
                                                                                                                 ------------
                                                                                                                    9,350,000
                                                                                                                 ------------
           CONTAINERS (1.4%)
   2,000   Mail-Well Corp.................................................................  10.50      02/15/04     2,145,000
   3,000   Packaging Resources, Inc.......................................................  11.625     05/01/03     3,180,000
                                                                                                                 ------------
                                                                                                                    5,325,000
                                                                                                                 ------------
           ELECTRICAL & ALARM SYSTEMS (1.4%)
   6,500   Mosler, Inc....................................................................  11.00      04/15/03     5,005,000
                                                                                                                 ------------
           ENTERTAINMENT/GAMING & LODGING (12.6%)
   2,000   AMF Group Inc. (Series B)......................................................  10.875     03/15/06     2,190,000
   2,000   Argosy Gaming Co...............................................................  13.25      06/01/04     2,085,000
   7,000   Fitzgerald Gaming Corp. - 144A*................................................  12.25      12/15/04     7,105,000
   5,325   Lady Luck Gaming Finance Corp..................................................  11.875     03/01/01     5,458,125
   8,000   Motels of America, Inc. (Series B).............................................  12.00      04/15/04     7,780,000
   3,000   Players International, Inc.....................................................  10.875     04/15/05     3,232,500
   3,400   Plitt Theaters, Inc. (Canada)..................................................  10.875     06/15/04     3,672,000
  10,000   Resort At Summer Co. (Units)++ - 144A*.........................................  13.00+     12/15/07    10,000,000
   5,950   Stuart Entertainment, Inc. (Series B)..........................................  12.50      11/15/04     4,879,000
                                                                                                                 ------------
                                                                                                                   46,401,625
                                                                                                                 ------------
           FINANCE (4.5%)
   5,000   Commercial Credit Co...........................................................  15.00      07/10/98     5,235,300
   3,000   General Electric Capital Corp..................................................  13.50      01/20/98     3,008,850

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                    COUPON    MATURITY
THOUSANDS                                                                                     RATE       DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------------
$  8,000   Household Finance Corp.........................................................  15.00 %    09/25/98  $  8,499,760
                                                                                                                 ------------
                                                                                                                   16,743,910
                                                                                                                 ------------
           FOODS & BEVERAGES (9.1%)
   5,330   Envirodyne Industries, Inc.....................................................  10.25      12/01/01     5,250,050
   2,500   Fleming Companies, Inc.........................................................  10.625     12/15/01     2,653,125
   2,000   General Mills, Inc.............................................................  13.50      01/21/98     2,006,260
  10,250   PepsiCo, Inc...................................................................  15.00      08/06/98    10,798,272
   4,000   Specialty Foods Acquisition Corp. (Series B)...................................  11.25      08/15/03     3,800,000
  20,250   Specialty Foods Acquisition Corp. (Series B)...................................  13.00++    08/15/05     9,011,250
                                                                                                                 ------------
                                                                                                                   33,518,957
                                                                                                                 ------------
           HEALTHCARE (3.6%)
   3,500   Unilab Corp....................................................................  11.00      04/01/06     3,570,000
   3,750   Unison Healthcare Corp. - 144A*................................................  13.00      12/01/99     3,787,500
   6,500   Unison Healthcare Corp. - 144A*................................................  12.25      11/01/06     5,850,000
                                                                                                                 ------------
                                                                                                                   13,207,500
                                                                                                                 ------------
           MANUFACTURING (2.6%)
   2,000   Berry Plastics Corp............................................................  12.25      04/15/04     2,180,000
   2,500   Deere John Capital Corp........................................................  15.00      02/24/98     2,530,225
   2,000   International Wire Group, Inc..................................................  11.75      06/01/05     2,190,000
   2,500   Uniroyal Technology Corp.......................................................  11.75      06/01/03     2,600,000
                                                                                                                 ------------
                                                                                                                    9,500,225
                                                                                                                 ------------
           MANUFACTURING - DIVERSIFIED (5.1%)
   3,000   Interlake Corp.................................................................  12.00      11/15/01     3,322,500
   3,000   Interlake Corp.................................................................  12.125     03/01/02     3,105,000
   3,000   J.B. Poindexter & Co., Inc.....................................................  12.50      05/15/04     3,060,000
   5,000   Jordan Industries, Inc. (Series B).............................................  10.375     08/01/07     5,075,000
   7,200   Jordan Industries, Inc. (Series B).............................................  11.75++    04/01/09     4,320,000
                                                                                                                 ------------
                                                                                                                   18,882,500
                                                                                                                 ------------
           METALS & MINING (2.3%)
   3,500   Centaur Mining & Exploration Ltd. - 144A* (Australia)..........................  11.00      12/01/07     3,517,500
   5,000   Murrin Murrin Holdings - 144A* (Australia).....................................   9.375     08/31/07     4,925,000
                                                                                                                 ------------
                                                                                                                    8,442,500
                                                                                                                 ------------
           OIL & GAS (0.6%)
   2,500   Key Energy Group Inc. - 144A* (Conv.)..........................................   5.00      09/15/04     2,135,950
                                                                                                                 ------------
           PUBLISHING (0.8%)
   2,975   United States Banknote Corp....................................................  10.375     06/01/02     2,945,250
                                                                                                                 ------------
           RESTAURANTS (3.8%)
   7,750   American Restaurant Group Holdings, Inc........................................  14.00++    12/15/05     2,402,500
   6,000   Boston Chicken, Inc. (Conv.)...................................................   0.00      06/01/15       877,500

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                    COUPON    MATURITY
THOUSANDS                                                                                     RATE       DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------------
$  4,000   Carrols Corp...................................................................  11.50 %    08/15/03  $  4,240,000
   5,975   FRD Acquisition Corp. (Series B)...............................................  12.50      07/15/04     6,512,750
                                                                                                                 ------------
                                                                                                                   14,032,750
                                                                                                                 ------------
           RETAIL (1.6%)
  10,450   County Seat Stores, Inc. (a)...................................................  12.00      10/01/02     5,747,500
                                                                                                                 ------------
           RETAIL - FOOD CHAINS (0.8%)
   2,875   Pantry Inc. - 144A*............................................................  10.25      10/15/07     2,954,063
                                                                                                                 ------------
           TEXTILES - APPAREL MANUFACTURERS (0.5%)
   4,000   U.S. Leather, Inc. (b).........................................................  10.25      07/31/03     1,880,000
                                                                                                                 ------------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $366,330,449)......................................................................   352,999,405
                                                                                                                 ------------

NUMBER OF
 SHARES
---------
           COMMON STOCKS (c) (0.7%)
           AUTOMOTIVE (0.0%)
      87   Northern Holdings Industrial Corp. *(d)................................................       --
                                                                                                    ------------
           ENTERTAINMENT/GAMING & LODGING (0.0%)
   2,000   Motels of America, Inc. - 144A*........................................................        80,072
  71,890   Vagabond Inns, Inc. (Class D) (a)......................................................       --
                                                                                                    ------------
                                                                                                          80,072
                                                                                                    ------------
           FOODS & BEVERAGES (0.0%)
 120,000   Specialty Foods Acquisition Corp. - 144A*..............................................       120,000
                                                                                                    ------------
           MANUFACTURING - DIVERSIFIED (0.7%)
  84,072   Thermadyne Holdings Corp. (d)..........................................................     2,375,034
                                                                                                    ------------
           RESTAURANTS (0.0%)
   7,750   American Restaurant Group Holdings, Inc. - 144A*.......................................         7,750
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $8,566,039)...........................................................     2,582,856
                                                                                                    ------------

                                                                                        EXPIRATION
                                                                                           DATE
                                                                                        ----------
           WARRANTS (c) (0.1%)
           AEROSPACE (0.0%)
   1,500   Sabreliner Corp. - 144A*...................................................   04/15/03         15,000
                                                                                                    ------------
           BROADCAST MEDIA (0.0%)
   3,750   Australis Holdings Ltd. - 144A* (Australia)................................   10/30/01        --
                                                                                                    ------------
           CABLE & TELECOMMUNICATIONS (0.1%)
   2,000   Hyperion Telecommunication, Inc. (Series B) - 144A*........................   04/01/01        180,059
  34,400   Price Communications Corp. - 144A*.........................................   08/01/07            344
                                                                                                    ------------
                                                                                                         180,403
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF                                                                               EXPIRATION
 SHARES                                                                                    DATE        VALUE
----------------------------------------------------------------------------------------------------------------
           CONTAINERS (0.0%)
   2,000   Crown Packaging Holdings Ltd. - 144A*......................................   11/01/03        --
                                                                                                    ------------
           ENTERTAINMENT/GAMING & LODGING (0.0%)
   1,000   Boomtown, Inc. - 144A*.....................................................   11/01/98        --
   2,000   Fitzgeralds Gaming Corp....................................................   12/19/98   $      9,045
   3,500   Fitzgeralds South Inc. - 144A*.............................................   03/15/99        --
                                                                                                    ------------
                                                                                                           9,045
                                                                                                    ------------
           MANUFACTURING (0.0%)
  15,000   Uniroyal Technology Corp...................................................   06/01/03         54,375
                                                                                                    ------------
           RETAIL (0.0%)
   2,000   County Seat Holdings Co. (a)...............................................   10/15/98        --
                                                                                                    ------------

           TOTAL WARRANTS
           (IDENTIFIED COST $270,736).............................................................       258,823
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (3.2%)
           REPURCHASE AGREEMENT
$ 11,715   The Bank of New York 3.875% due 01/02/98 (dated 12/31/97; proceeds $11,717,888) (e)
             (IDENTIFIED COST $11,715,366)........................................................    11,715,366
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $386,882,590) (f)........................................................   99.9 %   367,556,450

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.1         504,821
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 368,061,271
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

 *   Resale is restricted to qualified institutional investors.
++ Consists of one or more class of securities traded together as a unit; bonds or preferred stocks with attached warrants.
 +   Payment-in-kind security.
++ Currently a zero coupon bond which will pay interest at the rate shown at a future specified date.
(a)  Non-income producing security; issuer in bankruptcy.
(b)  Non-income producing security; bond in default.
(c)  Non-income producing securities.
(d)  Acquired through exchange offer.
(e) Collateralized by $11,373,869 U.S. Treasury Note 6.125% due 08/15/07 valued at $11,949,673.
(f) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $14,619,049 and the aggregate gross unrealized depreciation is $33,945,189, resulting in net unrealized depreciation of $19,326,140.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

 NUMBER
   OF
 SHARES                                                                    VALUE
------------------------------------------------------------------------------------
          COMMON STOCKS (87.8%)
          NATURAL GAS (9.5%)
163,625   Burlington Resources, Inc...................................  $  7,332,445
209,930   EEX Corp.*..................................................     1,902,491
110,230   El Paso Natural Gas Co......................................     7,330,295
198,250   Enron Corp..................................................     8,239,766
125,000   Questar Corp................................................     5,578,125
145,000   Seagull Energy Corp.*.......................................     2,990,625
360,000   Williams Companies, Inc.....................................    10,215,000
                                                                        ------------
                                                                          43,588,747
                                                                        ------------
          TELECOMMUNICATIONS (30.7%)
 71,666   360 DEG. Communications Co.*................................     1,446,757
120,000   Airtouch Communications, Inc.*..............................     4,987,500
195,000   Alltel Corp.................................................     8,007,187
120,000   AT&T Corp...................................................     7,350,000
200,000   BCE, Inc. (Canada)..........................................     6,662,500
 82,160   Bell Atlantic Corp..........................................     7,476,560
195,000   Cable & Wireless PLC (ADR) (United Kingdom).................     5,301,562
155,000   Century Telephone Enterprises, Inc..........................     7,720,937
135,000   Ericsson (L.M.) Telephone Co. (Class B) (ADR) (Sweden)......     5,037,187
 91,100   Esat Telecom Group PLC (ADR)*...............................     1,224,156
150,000   Frontier Corp...............................................     3,609,375
150,000   GTE Corp....................................................     7,837,500
125,000   LCI International, Inc.*....................................     3,843,750
 16,992   Lucent Technologies, Inc....................................     1,357,236
105,000   MCI Communications Corp.....................................     4,495,312
142,173   SBC Communications, Inc.....................................    10,414,172
150,000   Southern New England Telecommunications Corp................     7,546,875
120,000   Sprint Corp.................................................     7,035,000
 65,000   Tele Danmark AS (ADR) (Denmark).............................     2,002,812
120,000   Telecom Corp. of New Zealand Ltd. (ADR) (New Zealand).......     4,650,000
 80,000   Telefonos de Mexico S.A. de C.V. (Series L) (ADR)...........     4,485,000
130,000   Telephone & Data Systems, Inc...............................     6,053,125
 45,300   Teleport Communications Group Inc.*.........................     2,485,837
 51,500   Telstra Corp., Ltd. (ADR)*..................................     2,150,125
110,000   U.S. West Communications Group, Inc.........................     4,963,750
115,000   U.S. West Media Group, Inc.*................................     3,320,625

 NUMBER
   OF
 SHARES                                                                    VALUE
------------------------------------------------------------------------------------
304,500   WorldCom, Inc.*.............................................  $  9,211,125
                                                                        ------------
                                                                         140,675,965
                                                                        ------------
          UTILITIES - ELECTRIC (47.6%)
 50,000   AES Corp.*..................................................     2,331,250
210,000   Baltimore Gas & Electric Co.................................     7,153,125
135,000   Carolina Power & Light Co...................................     5,729,062
135,000   Central & South West Corp...................................     3,653,437
215,865   CINergy Corp................................................     8,270,328
225,000   CMS Energy Corp.............................................     9,914,062
130,000   Consolidated Edison Co. of New York, Inc....................     5,330,000
225,000   DPL, Inc....................................................     6,468,750
212,500   DQE, Inc....................................................     7,464,063
135,000   DTE Energy Co...............................................     4,682,813
141,216   Duke Energy Corp............................................     7,819,836
130,000   Edison International........................................     3,534,375
140,000   Enova Corp..................................................     3,788,750
215,000   Entergy Corp................................................     6,436,563
140,000   FPL Group, Inc..............................................     8,286,250
175,000   GPU, Inc....................................................     7,371,875
125,000   Hawaiian Electric Industries, Inc...........................     5,109,375
200,000   Houston Industries, Inc.....................................     5,337,500
215,000   Illinova Corp...............................................     5,791,563
225,000   IPALCO Enterprises, Inc.....................................     9,435,938
125,000   Kansas City Power & Light Co................................     3,695,313
 75,000   Montana Power Co............................................     2,385,938
200,000   New Century Energies, Inc...................................     9,587,500
110,000   New England Electric System.................................     4,702,500
110,000   New York State Electric & Gas Corp..........................     3,905,000
170,000   NIPSCO Industries, Inc......................................     8,404,375
285,000   PacifiCorp..................................................     7,784,063
220,000   Pinnacle West Capital Corp..................................     9,322,500
 60,000   Potomac Electric Power Co...................................     1,548,750
215,000   Public Service Company of New Mexico........................     5,092,813
115,000   Public Service Enterprise Group, Inc........................     3,644,063
215,000   SCANA Corp..................................................     6,436,563
275,000   Southern Co.................................................     7,115,625
161,500   Texas Utilities Co..........................................     6,712,344
190,000   Western Resources, Inc......................................     8,170,000
200,000   Wisconsin Energy Corp.......................................     5,750,000
                                                                        ------------
                                                                         218,166,262
                                                                        ------------

          TOTAL COMMON STOCKS
          (IDENTIFIED COST $264,700,665)..............................   402,430,974
                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                          VALUE
------------------------------------------------------------------------------------------------------------
           CORPORATE BONDS (9.1%)
           NATURAL GAS (1.2%)
$  3,000   Coastal Corp.
             7.75% due 10/15/35...............................................................  $  3,264,630
   2,000   Panhandle Eastern Corp.
             8.625% due 04/15/25..............................................................     2,227,600
                                                                                                ------------
                                                                                                   5,492,230
                                                                                                ------------
           TELECOMMUNICATIONS (1.9%)
   2,000   GTE Corp.
             7.90% due 02/01/27...............................................................     2,099,860
   2,000   Southwestern Bell Telephone Co.
             7.20% due 10/15/26...............................................................     2,049,980
   2,000   Sprint Corp.
             9.25% due 04/15/22...............................................................     2,556,360
   2,000   WorldCom, Inc.
             7.75% due 04/01/07...............................................................     2,136,200
                                                                                                ------------
                                                                                                   8,842,400
                                                                                                ------------
           UTILITIES - ELECTRIC (6.0%)
   1,500   Consolidated Edison Co. of New York, Inc.
             8.05% due 12/15/27...............................................................     1,576,260
   2,000   Empresa Nacional de Electricidad Chile
             8.125% due 02/01/97..............................................................     2,089,560
   2,250   Florida Power & Light Co.
             7.05% due 12/01/26...............................................................     2,278,822
   3,000   Illinois Power Co.
             8.75% due 07/01/21...............................................................     3,199,530
   3,000   Indianapolis Power Co.
             7.05% due 02/01/24...............................................................     2,990,610
   1,500   Long Island Lighting Co.
             9.625% due 07/01/24..............................................................     1,530,000
   3,000   Public Service Electric & Gas Co.
             7.00% due 09/01/24...............................................................     2,965,380
   2,000   South Carolina Electric & Gas Co.
             7.625% due 06/01/23..............................................................     2,123,560
   1,000   Southern California Edison Co.
             7.25% due 03/01/26...............................................................     1,023,470
   2,000   Southwestern Public Service
             8.50% due 02/15/25...............................................................     2,295,640
   5,000   Wisconsin Electric Power Co.
             7.125% due 03/15/16..............................................................     5,127,500
                                                                                                ------------
                                                                                                  27,200,332
                                                                                                ------------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $38,986,990)......................................................    41,534,962
                                                                                                ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                          VALUE
------------------------------------------------------------------------------------------------------------

           U.S. GOVERNMENT AGENCY (0.3%)
$  1,250   Tennessee Valley Authority 8.00% due 03/31/45
             (IDENTIFIED COST $1,250,000).....................................................  $  1,321,875
                                                                                                ------------

           SHORT-TERM INVESTMENTS (2.4%)
           U.S. GOVERNMENT AGENCY (a) (2.4%)
  11,000   Federal Home Loan Banks 5.75% due 01/02/98
             (AMORITZED COST $10,998,243).....................................................    10,998,243
                                                                                                ------------

           REPURCHASE AGREEMENT (0.0%)
     189   The Bank of New York 3.875% due 01/02/98 (dated 12/31/97, proceeds $188,930) (b)
             (IDENTIFIED COST $188,889).......................................................       188,889
                                                                                                ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $11,187,132)......................................................    11,187,132
                                                                                                ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $316,124,787) (c)........................................................   99.6 %   456,474,943

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.4       1,659,313
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 458,134,256
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $52,218 U.S. Treasury Bond 9.25% due 02/15/16 valued at $72,633 and by $88,147 U.S. Treasury Bond 9.00% due 11/15/18 valued at $120,034.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $141,249,536 and the aggregate gross unrealized depreciation is $899,380, resulting in net unrealized appreciation of $140,350,156.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (44.8%)
           AEROSPACE (0.0%)
     433   Raytheon Co. (Class A)..................................................................  $    21,384
                                                                                                     -----------
           APPAREL (0.9%)
  16,700   Kellwood Co.............................................................................      501,000
                                                                                                     -----------
           AUTO PARTS (0.9%)
  10,200   Dana Corp...............................................................................      484,500
                                                                                                     -----------
           AUTOMOTIVE (2.5%)
  12,800   Chrysler Corp...........................................................................      450,400
   9,400   Ford Motor Co...........................................................................      457,662
   7,400   General Motors Corp.....................................................................      448,625
                                                                                                     -----------
                                                                                                       1,356,687
                                                                                                     -----------
           BANKS (4.2%)
  11,900   First Security Corp.....................................................................      498,312
   6,800   First Tennessee National Corp...........................................................      453,900
   6,500   KeyCorp.................................................................................      460,281
  14,500   Washington Federal, Inc.................................................................      455,844
   7,100   Wilmington Trust Corp...................................................................      438,425
                                                                                                     -----------
                                                                                                       2,306,762
                                                                                                     -----------
           BANKS - THRIFT INSTITUTIONS (0.8%)
   7,300   Washington Mutual, Inc..................................................................      465,375
                                                                                                     -----------
           BUILDING MATERIALS (0.8%)
   4,600   Vulcan Materials Co.....................................................................      469,775
                                                                                                     -----------
           CHEMICALS (3.3%)
   4,500   Dow Chemical Co.........................................................................      456,750
   9,100   Hercules, Inc...........................................................................      455,569
   7,800   PPG Industries, Inc.....................................................................      445,575
   5,000   Rohm & Haas Co..........................................................................      478,750
                                                                                                     -----------
                                                                                                       1,836,644
                                                                                                     -----------
           CONGLOMERATES (0.9%)
  12,000   Tenneco, Inc............................................................................      474,000
                                                                                                     -----------
           CONTAINERS - METAL & GLASS (0.8%)
   9,100   Crown Cork & Seal Co., Inc..............................................................      456,137
                                                                                                     -----------
           FINANCIAL (1.0%)
   2,400   Providian Financial Corp................................................................      108,450
  13,600   TCF Financial Corp......................................................................      461,550
                                                                                                     -----------
                                                                                                         570,000
                                                                                                     -----------
           FINANCIAL - MISCELLANEOUS (1.6%)
   8,100   Fannie Mae..............................................................................      462,206
   3,200   SLM Holding Corp........................................................................      445,200
                                                                                                     -----------
                                                                                                         907,406
                                                                                                     -----------
           FOOD PROCESSING (0.9%)
  14,400   Hormel Foods Corp.......................................................................      471,600
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           HEALTHCARE - DRUGS (0.8%)
   7,400   Schering-Plough Corp....................................................................  $   459,725
                                                                                                     -----------
           INSURANCE (2.5%)
   5,900   Jefferson-Pilot Corp....................................................................      459,462
   5,800   Lincoln National Corp...................................................................      453,125
  11,300   Torchmark Corp..........................................................................      475,306
                                                                                                     -----------
                                                                                                       1,387,893
                                                                                                     -----------
           LIFE INSURANCE (0.2%)
   1,042   Aegon N.V. (ARS) (Netherlands)..........................................................       93,389
                                                                                                     -----------
           MACHINERY - DIVERSIFIED (0.8%)
   9,800   Johnson Controls, Inc...................................................................      467,950
                                                                                                     -----------
           MANUFACTURING - CONSUMER & INDUSTRIAL PRODUCTS (0.8%)
   8,300   Whirlpool Corp..........................................................................      456,500
                                                                                                     -----------
           METALS & MINING (0.8%)
  30,000   Cyprus Amax Minerals Co.................................................................      461,250
                                                                                                     -----------
           MISCELLANEOUS (0.9%)
  12,500   American Greetings Corp. (Class A)......................................................      489,062
                                                                                                     -----------
           MOBIL HOME & RECREATION (0.8%)
  11,000   Fleetwood Enterprises, Inc..............................................................      466,813
                                                                                                     -----------
           OIL & GAS (0.9%)
   9,100   Ashland, Inc............................................................................      488,556
                                                                                                     -----------
           REAL ESTATE INVESTMENT TRUST (5.9%)
   8,000   American General Hospitality Corp.......................................................      214,000
   2,700   Boston Properties, Inc..................................................................       89,269
   9,800   Excel Realty Trust, Inc.................................................................      308,700
  15,700   Glenborough Realty Trust Inc............................................................      465,113
   3,750   Healthcare Realty Trust, Inc............................................................      108,516
  19,000   Liberty Property Trust..................................................................      542,688
  27,500   LTC Properties, Inc.....................................................................      570,625
  15,000   Reckson Associates Realty Corp..........................................................      380,625
  34,200   Sunstone Hotel Investors, Inc...........................................................      589,950
                                                                                                     -----------
                                                                                                       3,269,486
                                                                                                     -----------
           RESTAURANTS (0.8%)
  17,000   Sbarro, Inc.............................................................................      447,313
                                                                                                     -----------
           RETAIL - SPECIALTY APPAREL (0.9%)
  18,600   Limited (The), Inc......................................................................      474,300
                                                                                                     -----------
           STEEL (0.9%)
  16,000   USX-U.S. Steel Group, Inc...............................................................      500,000
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           TELECOMMUNICATIONS (1.6%)
   4,900   Bell Atlantic Corp......................................................................  $   445,900
  10,200   U.S. West Communications Group, Inc.....................................................      460,275
                                                                                                     -----------
                                                                                                         906,175
                                                                                                     -----------
           TELEPHONES (0.8%)
   7,400   AT&T Corp...............................................................................      453,250
                                                                                                     -----------
           TOBACCO (1.7%)
  10,000   Philip Morris Companies, Inc............................................................      453,125
  12,700   UST, Inc................................................................................      469,106
                                                                                                     -----------
                                                                                                         922,231
                                                                                                     -----------
           UTILITIES - ELECTRIC (3.4%)
  11,300   Consolidated Edison Co. of New York, Inc................................................      463,300
  10,900   New England Electric System.............................................................      465,975
  19,000   PECO Energy Co..........................................................................      460,750
  15,000   Public Service Enterprise Group, Inc....................................................      475,313
                                                                                                     -----------
                                                                                                       1,865,338
                                                                                                     -----------
           UTILITIES - TELEPHONE (0.9%)
   9,000   GTE Corp................................................................................      470,250
                                                                                                     -----------
           WHOLESALE DISTRIBUTOR (0.8%)
  10,800   Supervalu, Inc..........................................................................      452,250
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $21,750,845)...........................................................   24,853,001
                                                                                                     -----------

           CONVERTIBLE PREFERRED STOCKS (13.9%)
           AUTO PARTS (1.2%)
  12,000   BTI Capital Trust $3.25 - 144A*.........................................................      583,500
   3,700   Walbro Capital Trust $2.00..............................................................       85,562
                                                                                                     -----------
                                                                                                         669,062
                                                                                                     -----------
           BANKS-INTERNATIONAL (1.5%)
  15,500   National Australia Bank, Ltd. $1.969 (Australia) (Units)++..............................      440,781
  12,500   Westpak Banking Corp. (STRYPES) $3.135..................................................      418,750
                                                                                                     -----------
                                                                                                         859,531
                                                                                                     -----------
           BROADCAST MEDIA (1.0%)
  11,500   Metromedia International Group $3.625...................................................      520,375
   4,000   Triathlon Broadcasting Co. $0.945.......................................................       40,500
                                                                                                     -----------
                                                                                                         560,875
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           CABLE & TELECOMMUNICATIONS (0.9%)
  10,250   Echostar Communications Corp. (Series C) $3.375.........................................  $   476,625
                                                                                                     -----------
           FINANCE (2.6%)
   6,890   Insignia Financing, Inc. $3.25..........................................................      360,864
  10,440   Merrill Lynch & Co., Inc. (STRYPES) $2.39 (1)...........................................      360,180
  10,000   Merrill Lynch & Co., Inc. (STRYPES) $4.087 (2)..........................................      705,000
                                                                                                     -----------
                                                                                                       1,426,044
                                                                                                     -----------
           HEALTHCARE (0.7%)
  12,600   Kapson Senior Quarters $2.00 - 144A*....................................................      377,219
                                                                                                     -----------
           INSURANCE (0.2%)
   2,500   American Heritage Life Investment Corp. $4.25...........................................      142,500
                                                                                                     -----------
           PUBLISHING (0.7%)
  29,090   Hollinger International, Inc. $0.951....................................................      374,534
                                                                                                     -----------
           REAL ESTATE (0.6%)
   7,000   Rouse Co. (Series B) $3.00..............................................................      350,000
                                                                                                     -----------
           REAL ESTATE INVESTMENT TRUST (2.3%)
   9,000   Equity Residential Properties Trust (Series E) $1.75....................................      258,750
  22,560   FelCor Suite Hotels, Inc. (Series A) $1.95..............................................      645,780
   1,085   Merry Land & Investment Co., Inc. (Series C) $2.15......................................       30,312
  13,700   Oasis Residential, Inc. (Series A) $2.25................................................      351,063
                                                                                                     -----------
                                                                                                       1,285,905
                                                                                                     -----------
           TELECOMMUNICATIONS (1.4%)
  12,330   Loral Space & Communications Ltd. (Series C) $3.00 (Bermuda)............................      759,836
                                                                                                     -----------
           TEXTILES & APPAREL (0.8%)
  10,000   Warnaco Group, Inc. $3.00...............................................................      430,000
                                                                                                     -----------

           TOTAL CONVERTIBLE PREFERRED STOCKS
           (IDENTIFIED COST $7,457,545)............................................................    7,712,131
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           CORPORATE BONDS (35.5%)
           CONVERTIBLE BONDS (14.4%)
           AUTO PARTS (1.1%)
$    350   MascoTech, Inc.
             4.50% due 12/15/03....................................................................  $   306,908
     300   Tower Automotive, Inc. - 144A*
             5.00% due 08/01/04....................................................................      310,875
                                                                                                     -----------
                                                                                                         617,783
                                                                                                     -----------
           CABLE/CELLULAR (0.3%)
     400   U.S. Cellular Corp.
             0.00% due 06/15/15....................................................................      144,948
                                                                                                     -----------
           HEALTHCARE (2.2%)
     280   Emeritus Corp. - 144A*
             6.25% due 01/01/06....................................................................      240,898
     650   Phymatrix Corp.
             6.75% due 06/15/03....................................................................      586,625
     600   Physicians Resource Group, Inc. - 144A*
             6.00% due 12/01/01....................................................................      402,054
                                                                                                     -----------
                                                                                                       1,229,577
                                                                                                     -----------
           HEALTHCARE - MISCELLANEOUS (0.3%)
     225   Pharmaceutical Marketing Services, Inc. (Eurobond)
             6.25% due 02/01/03....................................................................      189,000
                                                                                                     -----------
           HOTELS/MOTELS (1.0%)
     560   Capstar Hotel Corp.
             4.75% due 10/15/04....................................................................      561,993
                                                                                                     -----------
           MACHINERY (0.4%)
     200   Thermo Fibertek, Inc. - 144A*
             4.50% due 07/15/04....................................................................      213,828
                                                                                                     -----------
           MANUFACTURING - DIVERSIFIED (0.7%)
     400   Mark IV Industries, Inc. - 144A*
             4.75% due 11/01/04....................................................................      371,876
                                                                                                     -----------
           MEDICAL EQUIPMENT (0.7%)
     400   ThermoTrex Corp.
             3.25% due 11/01/07....................................................................      394,980
                                                                                                     -----------
           OFFICE EQUIPMENT & SUPPLIES (3.0%)
     550   Danka Business Systems (United Kingdom)
             6.75% due 04/01/02....................................................................      490,171
   1,275   U.S. Office Products Co.
             5.50% due 05/15/03....................................................................    1,182,639
                                                                                                     -----------
                                                                                                       1,672,810
                                                                                                     -----------
           PUBLISHING (0.5%)
     300   Nelson (Thomas), Inc.
             5.75% due 11/30/99....................................................................      296,904
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           REAL ESTATE INVESTMENT TRUST (1.0%)
$    575   Capstone Capital Corp.
             6.55% due 03/14/02....................................................................  $   550,085
                                                                                                     -----------
           RESTAURANTS (0.3%)
     160   Boston Chicken, Inc.
             4.50% due 02/01/04....................................................................       77,600
     500   Boston Chicken, Inc.
             0.00% due 06/01/15....................................................................       73,125
                                                                                                     -----------
                                                                                                         150,725
                                                                                                     -----------
           RETAIL (1.2%)
     400   Petsmart, Inc. - 144A*
             6.75% due 11/01/04....................................................................      404,792
     300   Saks Holdings, Inc.
             5.50% due 09/15/06....................................................................      258,642
                                                                                                     -----------
                                                                                                         663,434
                                                                                                     -----------
           SHOES (1.1%)
     405   Nine West Group, Inc.
             5.50% due 07/15/03....................................................................      326,151
     350   Nine West Group, Inc. - 144A*
             5.50% due 07/15/03....................................................................      281,858
                                                                                                     -----------
                                                                                                         608,009
                                                                                                     -----------
           TELECOMMUNICATIONS (0.6%)
     300   SmarTalk TeleServices, Inc. - 144A*
             5.75% due 09/15/04....................................................................      317,991
                                                                                                     -----------

           TOTAL CONVERTIBLE BONDS
           (IDENTIFIED COST $8,184,404)............................................................    7,983,943
                                                                                                     -----------

           NONCONVERTIBLE BONDS (21.1%)
           BROADCAST MEDIA (0.4%)
     195   Outlet Broadcasting, Inc.
             10.875% due 07/15/03..................................................................      207,925
                                                                                                     -----------
           BUILDING & CONSTRUCTION (1.2%)
     600   Johns Manville International Group
             10.875% due 12/15/04..................................................................      664,500
                                                                                                     -----------
           BUSINESS SERVICES (3.2%)
   1,650   Neodata Services, Inc. (Series B)
             12.00% due 05/01/03...................................................................    1,776,208
                                                                                                     -----------
           CABLE/CELLULAR (3.2%)
   1,600   Continental Cablevision, Inc.
             11.00% due 06/01/07...................................................................    1,768,288
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           HEALTHCARE (1.5%)
$    750   Magellan Health Services, Inc. (Series A)
             11.25% due 04/15/04...................................................................  $   832,500
                                                                                                     -----------
           INDUSTRIALS (2.7%)
   1,500   American Standard Companies, Inc.
             10.50%+ due 06/01/05..................................................................    1,522,500
                                                                                                     -----------
           PUBLISHING (1.5%)
     800   Big Flower Press Holdings, Inc.
             8.875% due 07/01/07...................................................................      806,000
                                                                                                     -----------
           RETAIL (5.9%)
   1,600   Barnes & Noble, Inc. (Series B)
             11.875% due 01/15/03..................................................................    1,700,160
   1,500   Orchard Supply Hardware Corp.
             9.375% due 02/15/02...................................................................    1,550,895
                                                                                                     -----------
                                                                                                       3,251,055
                                                                                                     -----------
           SUPERMARKETS (1.5%)
     800   Kroger Co.
             9.25% due 01/01/05....................................................................      838,576
                                                                                                     -----------

           TOTAL NONCONVERTIBLE BONDS
           (IDENTIFIED COST $11,753,278)...........................................................   11,667,552
                                                                                                     -----------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $19,937,682)...........................................................   19,651,495
                                                                                                     -----------

           SHORT-TERM INVESTMENTS (6.1%)
           U.S. GOVERNMENT AGENCIES (a) (5.4%)
   3,000   Federal Home Loan Mortgage Corp. 5.78-6.00% due 01/02/98-01/09/98
             (AMORTIZED COST $2,998,383)...........................................................    2,998,383
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------

           REPURCHASE AGREEMENT (0.7%)
$    357   The Bank of New York 3.875% due 01/02/98 (dated 12/31/97; proceeds $357,495) (b)
             (IDENTIFIED COST $357,418)............................................................  $   357,418
                                                                                                     -----------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $3,355,801)............................................................    3,355,801
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $52,501,873) (c)..........................................................  100.3 %   55,572,428

LIABILITIES IN EXCESS OF OTHER ASSETS......................................................   (0.3)      (149,595)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 55,422,833
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

  ARS    American Regulatory Share.
STRYPES  Structured yield product exchangeable for stock.
   *     Resale is restricted to qualified institutional investors.
   + Currently a zero coupon bond which will pay interest at the rate shown at a future specified date.
  ++ Consists of one or more class of securities traded together as a unit; stocks with attached warrants.
  (1)    Convertible into IMC Global, Inc. common stock.
  (2)    Convertible into SunAmerica, Inc. common stock.
  (a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
  (b) Collateralized by $355,274 U.S. Treasury Note 6.25% due 04/30/01 valued at $364,567.
  (c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,812,018 and the aggregate gross unrealized depreciation is $741,463, resulting in net unrealized appreciation of $3,070,555.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (95.9%)
            AEROSPACE (3.7%)
    35,392  Raytheon Co. (Class A)..............................................................  $    1,745,285
   686,000  Raytheon Co. (Class B)..............................................................      34,643,000
   483,000  United Technologies Corp............................................................      35,168,437
                                                                                                  --------------
                                                                                                      71,556,722
                                                                                                  --------------
            ALUMINUM (1.9%)
   505,000  Aluminum Co. of America.............................................................      35,539,375
                                                                                                  --------------
            AUTO PARTS (1.8%)
   657,000  TRW, Inc............................................................................      35,067,375
                                                                                                  --------------
            AUTOMOTIVE (3.7%)
   745,000  Ford Motor Co.......................................................................      36,272,187
   570,000  General Motors Corp.................................................................      34,556,250
                                                                                                  --------------
                                                                                                      70,828,437
                                                                                                  --------------
            BANKS (5.6%)
   664,000  Banc One Corp.......................................................................      36,063,500
   490,000  BankAmerica Corp....................................................................      35,770,000
   499,000  KeyCorp.............................................................................      35,335,437
                                                                                                  --------------
                                                                                                     107,168,937
                                                                                                  --------------
            BEVERAGES - SOFT DRINKS (1.9%)
   984,000  PepsiCo Inc.........................................................................      35,854,500
                                                                                                  --------------
            BROADCASTING (0.2%)
   122,800  CBS Corp............................................................................       3,614,925
                                                                                                  --------------
            CHEMICALS (5.6%)
   365,000  Dow Chemical Co.....................................................................      37,047,500
   594,000  Eastman Chemical Co.................................................................      35,380,125
   606,000  PPG Industries, Inc.................................................................      34,617,750
                                                                                                  --------------
                                                                                                     107,045,375
                                                                                                  --------------
            COMPUTERS (1.9%)
   339,000  International Business Machines Corp................................................      35,446,687
                                                                                                  --------------
            CONGLOMERATES (3.7%)
   411,000  Minnesota Mining & Manufacturing Co.................................................      33,727,687
   932,000  Tenneco, Inc........................................................................      36,814,000
                                                                                                  --------------
                                                                                                      70,541,687
                                                                                                  --------------
            COSMETICS (1.9%)
   359,000  Gillette Co.........................................................................      36,057,062
                                                                                                  --------------
            DRUGS (5.5%)
   527,000  Abbott Laboratories.................................................................      34,551,437
   458,000  American Home Products Corp.........................................................      35,037,000
   373,000  Bristol-Myers Squibb Co.............................................................      35,295,125
                                                                                                  --------------
                                                                                                     104,883,562
                                                                                                  --------------
            ELECTRIC - MAJOR (1.9%)
   485,000  General Electric Co.................................................................      35,586,875
                                                                                                  --------------

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            FINANCIAL - MISCELLANEOUS (1.9%)
   282,000  Household International, Inc........................................................  $   35,972,625
                                                                                                  --------------
            FOODS (3.7%)
   668,000  Quaker Oats Company (The)...........................................................      35,237,000
   623,000  Sara Lee Corp.......................................................................      35,082,687
                                                                                                  --------------
                                                                                                      70,319,687
                                                                                                  --------------
            HOUSEHOLD PRODUCTS (1.8%)
   443,000  Procter & Gamble Co.................................................................      35,356,938
                                                                                                  --------------
            INSURANCE (1.9%)
   507,500  Aetna Inc...........................................................................      35,810,469
                                                                                                  --------------
            MACHINERY - CONSTRUCTION & MATERIALS (1.8%)
   720,000  Caterpillar, Inc....................................................................      34,965,000
                                                                                                  --------------
            METALS & MINING (1.8%)
   560,000  Phelps Dodge Corp...................................................................      34,860,000
                                                                                                  --------------
            NATURAL GAS (3.8%)
   795,000  Burlington Resources, Inc...........................................................      35,625,938
   564,000  El Paso Natural Gas Co..............................................................      37,506,000
                                                                                                  --------------
                                                                                                      73,131,938
                                                                                                  --------------
            OFFICE EQUIPMENT (1.9%)
   412,000  Pitney Bowes, Inc...................................................................      37,054,250
                                                                                                  --------------
            OIL - DOMESTIC (3.9%)
   704,000  Ashland, Inc........................................................................      37,796,000
   453,000  Atlantic Richfield Co...............................................................      36,296,625
                                                                                                  --------------
                                                                                                      74,092,625
                                                                                                  --------------
            OIL INTEGRATED - INTERNATIONAL (5.6%)
   584,000  Exxon Corp..........................................................................      35,733,500
   488,000  Mobil Corp..........................................................................      35,227,500
   655,000  Royal Dutch Petroleum Co. (ADR) (Netherlands).......................................      35,492,813
                                                                                                  --------------
                                                                                                     106,453,813
                                                                                                  --------------
            PAPER & FOREST PRODUCTS (3.8%)
   830,000  International Paper Co..............................................................      35,793,750
   742,000  Weyerhaeuser Co.....................................................................      36,404,375
                                                                                                  --------------
                                                                                                      72,198,125
                                                                                                  --------------
            PHOTOGRAPHY (2.0%)
   613,000  Eastman Kodak Co....................................................................      37,278,063
                                                                                                  --------------
            RAILROADS (1.8%)
   374,000  Burlington Northern Santa Fe Corp...................................................      34,758,625
                                                                                                  --------------
            RESTAURANTS (0.1%)
    91,400  Tricon Global Restaurants, Inc.*....................................................       2,656,313
                                                                                                  --------------
            RETAIL - DEPARTMENT STORES (1.9%)
   702,000  May Department Stores Co............................................................      36,986,625
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            RETAIL - FOOD CHAINS (1.9%)
 1,728,000  American Stores Co..................................................................  $   35,532,000
                                                                                                  --------------
            STEEL (1.8%)
 1,005,000  Timken Co...........................................................................      34,546,875
                                                                                                  --------------
            TELECOMMUNICATIONS (5.7%)
   400,000  Bell Atlantic Corp..................................................................      36,400,000
   613,000  Sprint Corp.........................................................................      35,937,125
   786,000  U.S. West Communications Group, Inc.................................................      35,468,250
                                                                                                  --------------
                                                                                                     107,805,375
                                                                                                  --------------
            TOBACCO (1.9%)
   783,000  Philip Morris Companies, Inc........................................................      35,479,688
                                                                                                  --------------
            TRANSPORTATION (1.9%)
 1,091,000  Ryder System, Inc...................................................................      35,730,250
                                                                                                  --------------
            UTILITIES - ELECTRIC (3.8%)
   603,000  FPL Group, Inc......................................................................      35,690,063
 1,180,000  Unicom Corp.........................................................................      36,285,000
                                                                                                  --------------
                                                                                                      71,975,063
                                                                                                  --------------
            UTILITIES - GAS (1.9%)
   596,900  Consolidated Natural Gas Co.........................................................      36,112,450
                                                                                                  --------------

            TOTAL COMMON STOCKS
            (IDENTIFIED COST $1,400,630,192)....................................................   1,828,268,316
                                                                                                  --------------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------
            U.S. GOVERNMENT OBLIGATIONS (2.1%)
$    4,000  U.S. Treasrury Bond
              8.00% due 11/15/21........................................................       4,989,000
     5,000  U.S. Treasury Bond
              7.125% due 02/15/23.......................................................       5,707,250
    17,000  U.S. Treasury Bond
              6.25% due 08/15/23........................................................      17,522,920
     7,000  U.S. Treasury Bond
              6.00% due 02/15/26........................................................       6,993,070
     5,000  U.S. Treasury Note
              6.375% due 01/15/99.......................................................       5,037,550
                                                                                          --------------

            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (IDENTIFIED COST $36,992,101)...............................................      40,249,790
                                                                                          --------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                     VALUE
--------------------------------------------------------------------------------------------------------

            SHORT-TERM INVESTMENTS (1.6%)
            U.S. GOVERNMENT AGENCY (a) (1.5%)
$   29,600  Federal Home Loan Mortgage Corp. 6.00% due 01/02/98
              (AMORTIZED COST $29,595,067)..............................................  $   29,595,067
                                                                                          --------------

            REPURCHASE AGREEMENT (0.1%)
       155  The Bank of New York 3.875% due 01/02/98 (dated 12/31/97; proceeds $154,557)
              (b)
              (IDENTIFIED COST $154,524)................................................         154,524
                                                                                          --------------

            TOTAL SHORT-TERM INVESTMENTS
            (IDENTIFIED COST $29,749,591)...............................................      29,749,591
                                                                                          --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $1,467,371,884) (c)....................................................   99.6 %   1,898,267,697

OTHER ASSETS IN EXCESS OF LIABILITIES...................................................    0.4         7,638,061
                                                                                          ------  ---------------

NET ASSETS..............................................................................  100.0 % $ 1,905,905,758
                                                                                          ------  ---------------
                                                                                          ------  ---------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $113,315 U.S. Treasury Bond 9.25% due 02/15/16 valued at $157,614.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $451,254,905 and the aggregate gross unrealized depreciation is $20,359,092, resulting in net unrealized appreciation of $430,895,813.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (99.2%)
           BANKING (1.5%)
  33,000   State Street Corp......................................................................  $  1,920,187
                                                                                                    ------------
           BUILDING MATERIALS (1.6%)
  35,000   Southdown, Inc.........................................................................     2,065,000
                                                                                                    ------------
           COMMUNICATIONS EQUIPMENT (4.1%)
  50,000   ADC Telecommunications, Inc.*..........................................................     2,087,500
  60,000   Tellabs, Inc.*.........................................................................     3,161,250
                                                                                                    ------------
                                                                                                       5,248,750
                                                                                                    ------------
           COMPUTER SOFTWARE (2.5%)
  60,000   Computer Associates International, Inc.................................................     3,172,500
                                                                                                    ------------
           COMPUTERS - SYSTEMS (1.6%)
  75,000   EMC Corp.*.............................................................................     2,057,812
                                                                                                    ------------
           CONSUMER SERVICES (1.9%)
 105,000   AccuStaff, Inc.*.......................................................................     2,415,000
                                                                                                    ------------
           DRUGS (2.8%)
  70,000   Elan Corp. PLC (ADR) (Ireland)*........................................................     3,583,125
                                                                                                    ------------
           ELECTRONICS (0.9%)
  30,000   Jabil Circuit, Inc.*...................................................................     1,185,000
                                                                                                    ------------
           ENVIRONMENTAL CONTROL (1.8%)
 130,000   Newpark Resources, Inc.*...............................................................     2,275,000
                                                                                                    ------------
           FINANCIAL - MISCELLANEOUS (9.9%)
  22,000   Household International, Inc...........................................................     2,806,375
 110,000   MBNA Corp..............................................................................     3,004,375
  48,000   MGIC Investment Corp...................................................................     3,192,000
  80,000   Providian Financial Corp...............................................................     3,615,000
                                                                                                    ------------
                                                                                                      12,617,750
                                                                                                    ------------
           FINANCIAL SERVICES (5.3%)
  80,000   SunAmerica, Inc........................................................................     3,420,000
  62,000   Travelers Group, Inc...................................................................     3,340,250
                                                                                                    ------------
                                                                                                       6,760,250
                                                                                                    ------------
           HEALTHCARE PRODUCTS & SERVICES (2.5%)
  53,000   Express Scripts, Inc. (Class A)*.......................................................     3,180,000
                                                                                                    ------------
           HOSPITAL MANAGEMENT (4.0%)
  62,000   Quorum Health Group, Inc.*.............................................................     1,619,750
  70,000   Universal Health Services, Inc. (Class B)*.............................................     3,526,250
                                                                                                    ------------
                                                                                                       5,146,000
                                                                                                    ------------
           HOUSEHOLD FURNISHINGS & APPLIANCES (1.1%)
  35,000   Ethan Allen Interiors, Inc.............................................................     1,349,687
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           LIFE INSURANCE (2.7%)
  75,000   Conseco, Inc...........................................................................  $  3,407,813
                                                                                                    ------------
           MACHINERY - DIVERSIFIED (2.0%)
  44,000   Deere & Co.............................................................................     2,565,750
                                                                                                    ------------
           MANUFACTURING - DIVERSIFIED (2.9%)
  80,000   Tyco International Ltd.................................................................     3,605,000
                                                                                                    ------------
           MEDIA GROUP (3.1%)
  50,000   Clear Channel Communications, Inc.*....................................................     3,971,875
                                                                                                    ------------
           OFFICE EQUIPMENT & SUPPLIES (6.1%)
 125,000   Corporate Express, Inc.*...............................................................     1,609,375
 115,000   Staples, Inc.*.........................................................................     3,191,250
 150,000   U.S. Office Products Co.*..............................................................     2,906,250
                                                                                                    ------------
                                                                                                       7,706,875
                                                                                                    ------------
           OIL DRILLING & SERVICES (3.4%)
 130,000   Global Industries Ltd.*................................................................     2,210,000
  30,000   Pride International, Inc.*.............................................................       757,500
  25,000   Tidewater, Inc.........................................................................     1,378,125
                                                                                                    ------------
                                                                                                       4,345,625
                                                                                                    ------------
           OIL EQUIPMENT & SERVICES (2.4%)
  30,000   Falcon Drilling Company, Inc.*.........................................................     1,051,875
  90,000   Varco International, Inc.*.............................................................     1,929,375
                                                                                                    ------------
                                                                                                       2,981,250
                                                                                                    ------------
           PHARMACEUTICALS (5.3%)
  85,000   Medicis Pharmaceutical Corp. (Class A)*................................................     4,356,250
  70,000   Watson Pharmaceuticals, Inc.*..........................................................     2,270,625
                                                                                                    ------------
                                                                                                       6,626,875
                                                                                                    ------------
           RESTAURANTS (1.5%)
  50,000   Starbucks Corp.*.......................................................................     1,918,750
                                                                                                    ------------
           RETAIL - DEPARTMENT STORES (5.5%)
  55,000   Dollar General Corp....................................................................     1,993,750
  95,000   Proffitt's, Inc.*......................................................................     2,701,563
  60,000   Stage Stores, Inc.*....................................................................     2,242,500
                                                                                                    ------------
                                                                                                       6,937,813
                                                                                                    ------------
           RETAIL - DRUG STORES (0.7%)
  30,000   Walgreen Co............................................................................       941,250
                                                                                                    ------------
           RETAIL - FOOD CHAINS (6.2%)
 110,000   Kroger Co.*............................................................................     4,063,125
  60,000   Safeway, Inc.*.........................................................................     3,795,000
                                                                                                    ------------
                                                                                                       7,858,125
                                                                                                    ------------
           RETAIL - SPECIALTY (5.2%)
  40,000   CompUSA, Inc.*.........................................................................     1,240,000
  45,000   Consolidated Stores Corp.*.............................................................     1,977,188

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
 100,000   General Nutrition Companies, Inc.*.....................................................  $  3,387,500
                                                                                                    ------------
                                                                                                       6,604,688
                                                                                                    ------------
           SAVINGS & LOAN COMPANIES (1.5%)
  30,000   Washington Mutual, Inc.................................................................     1,912,500
                                                                                                    ------------
           TELECOMMUNICATIONS (6.3%)
 100,000   Airtouch Communications, Inc.*.........................................................     4,156,250
 125,000   LCI International, Inc.*...............................................................     3,843,750
                                                                                                    ------------
                                                                                                       8,000,000
                                                                                                    ------------
           UTILITIES - ELECTRIC (2.9%)
  80,000   AES Corp.*.............................................................................     3,730,000
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $104,597,246).........................................................   126,090,250
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENTS (8.7%)
           U.S. GOVERNMENT AGENCY (a) (8.6%)
$ 10,900   Federal Home Loan Banks 5.75% due 01/02/98
             (AMORTIZED COST $10,898,259).........................................................    10,898,259
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------

           REPURCHASE AGREEMENT (0.1%)
$    191   The Bank of New York 3.875% due 01/02/98 (dated 12/31/97; proceeds $191,148) (b)
             (IDENTIFIED COST $191,107)...........................................................  $    191,107
                                                                                                    ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $11,089,366)..........................................................    11,089,366
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $115,686,612) (c)........................................................  107.9 %   137,179,616

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (7.9)    (10,079,540)
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 127,100,076
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $143,146 U.S. Treasury Note 9.00% due 11/15/18 valued at $194,929.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $23,512,288 and the aggregate gross unrealized depreciation is $2,019,284, resulting in net unrealized appreciation of $21,493,004.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

          NUMBER OF
            SHARES                                                                                     VALUE
----------------------------------------------------------------------------------------------------------------
                                COMMON & PREFERRED STOCKS (99.4%)
                                AUSTRALIA (2.0%)
                                BANKING
                       275,000  Australia & New Zealand Banking Group Ltd.........................  $  1,813,919
                                                                                                    ------------
                                BUILDING & CONSTRUCTION
                       718,000  Pioneer International Ltd.........................................     1,956,977
                                                                                                    ------------
                                GOLD
                     2,140,000  Normandy Mining Ltd...............................................     2,074,184
                                                                                                    ------------
                                OIL RELATED
                       440,000  Santos Ltd........................................................     1,808,911
                                                                                                    ------------
                                PAPER & FOREST PRODUCTS
                       420,000  Amcor Ltd.........................................................     1,844,168
                                                                                                    ------------

                                TOTAL AUSTRALIA...................................................     9,498,159
                                                                                                    ------------

                                CANADA (2.6%)
                                BANKS - COMMERCIAL
                        81,800  Toronto Dominion Bank.............................................     3,079,018
                                                                                                    ------------
                                NATURAL GAS
                        71,000  IPL Energy, Inc...................................................     3,248,723
                       143,000  TransCanada Pipelines Ltd.........................................     3,191,562
                                                                                                    ------------
                                                                                                       6,440,285
                                                                                                    ------------
                                OIL RELATED
                        50,000  Imperial Oil Ltd..................................................     3,218,359
                                                                                                    ------------
                                TOTAL CANADA......................................................    12,737,662
                                                                                                    ------------
                                FRANCE (6.6%)
                                BANKING
                        20,100  Societe Generale..................................................     2,736,510
                                                                                                    ------------
                                BUILDING & CONSTRUCTION
                        43,300  Lafarge S.A.......................................................     2,838,979
                                                                                                    ------------
                                FINANCIAL SERVICES
                        34,500  Compagnie Financiere de Paribas (A Shares)........................     2,995,766
                         6,700  Societe Eurafrance S.A............................................     2,725,386
                                                                                                    ------------
                                                                                                       5,721,152
                                                                                                    ------------
                                FOODS & BEVERAGES
                        18,000  Eridania Beghin-Say S.A...........................................     2,812,220
                                                                                                    ------------
                                MISCELLANEOUS MATERIALS & COMMODITIES
                        20,500  Compagnie de Saint Gobain.........................................     2,910,095
                                                                                                    ------------

          NUMBER OF
            SHARES                                                                                     VALUE
----------------------------------------------------------------------------------------------------------------
                                MULTI-INDUSTRY
                         8,901  Compagnie Generale d'Industrie et de Participations...............  $  3,192,123
                                                                                                    ------------
                                OIL INTEGRATED - INTERNATIONAL
                        24,400  Elf Aquitaine S.A.................................................     2,835,796
                        27,500  Total S.A. (B Shares).............................................     2,990,619
                                                                                                    ------------
                                                                                                       5,826,415
                                                                                                    ------------
                                TELECOMMUNICATIONS
                        23,000  Alcatel Alsthom...................................................     2,921,302
                                                                                                    ------------
                                TELEVISION
                        29,000  Societe Television Francaise 1....................................     2,961,149
                                                                                                    ------------

                                TOTAL FRANCE......................................................    31,919,945
                                                                                                    ------------
                                GERMANY (6.8%)
                                BANKING
                        61,600  Commerzbank AG....................................................     2,425,628
                                                                                                    ------------
                                BUILDING & CONSTRUCTION
                        78,000  Bilfinger & Berger Bau AG.........................................     2,420,690
                                                                                                    ------------
                                CHEMICALS
                        68,000  BASF AG...........................................................     2,411,012
                        66,000  Bayer AG..........................................................     2,466,741
                                                                                                    ------------
                                                                                                       4,877,753
                                                                                                    ------------
                                ELECTRICAL EQUIPMENT
                        39,000  Siemens AG........................................................     2,310,067
                                                                                                    ------------
                                HEALTH & PERSONAL CARE
                        70,000  Douglas Holding AG................................................     2,114,016
                                                                                                    ------------
                                MACHINERY - DIVERSIFIED
                         8,000  M.A.N. AG.........................................................     2,318,131
                                                                                                    ------------
                                MULTI-INDUSTRY
                         8,200  Preussag AG.......................................................     2,503,782
                        48,000  RWE AG............................................................     2,576,196
                         4,700  Viag AG...........................................................     2,532,981
                                                                                                    ------------
                                                                                                       7,612,959
                                                                                                    ------------
                                RETAIL - DEPARTMENT STORES
                         7,100  Karstadt AG.......................................................     2,424,978
                                                                                                    ------------
                                STEEL & IRON
                        10,200  Thyssen AG........................................................     2,184,093
                                                                                                    ------------
                                TEXTILES - APPAREL
                         1,150  Hugo Boss AG (Pref.)..............................................     1,471,079
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

          NUMBER OF
            SHARES                                                                                     VALUE
----------------------------------------------------------------------------------------------------------------
                                UTILITIES - ELECTRIC
                        37,800  VEBA AG...........................................................  $  2,575,361
                                                                                                    ------------

                                TOTAL GERMANY.....................................................    32,734,755
                                                                                                    ------------
                                HONG KONG (5.0%)
                                BANKING
                       159,800  HSBC Holdings PLC.................................................     3,939,669
                                                                                                    ------------
                                CONGLOMERATES
                       735,000  Swire Pacific Ltd. (Class A)......................................     4,032,050
                                                                                                    ------------
                                REAL ESTATE
                       600,000  Cheung Kong (Holdings) Ltd........................................     3,930,402
                       835,000  Henderson Land Development Co., Ltd...............................     3,933,951
                                                                                                    ------------
                                                                                                       7,864,353
                                                                                                    ------------
                                TELECOMMUNICATIONS
                     1,971,800  Hong Kong Telecommunications Ltd..................................     4,059,506
                                                                                                    ------------
                                UTILITIES - ELECTRIC
                     1,100,000  Hong Kong Electric Holdings Ltd...................................     4,181,457
                                                                                                    ------------
                                TOTAL HONG KONG...................................................    24,077,035
                                                                                                    ------------
                                ITALY (4.1%)
                                FINANCIAL SERVICES
                       336,000  Istituto Mobiliare Italiano SpA...................................     3,989,709
                                                                                                    ------------
                                OIL & GAS PRODUCTS
                       680,000  Ente Nazionale Idrocarburi SpA....................................     3,856,493
                                                                                                    ------------
                                TELECOMMUNICATIONS
                       638,000  Sirti SpA.........................................................     3,859,998
                       915,000  Telecom Italia SpA................................................     4,035,509
                                                                                                    ------------
                                                                                                       7,895,507
                                                                                                    ------------
                                TEXTILES - APPAREL
                       243,000  Benetton Group SpA................................................     3,977,750
                                                                                                    ------------

                                TOTAL ITALY.......................................................    19,719,459
                                                                                                    ------------
                                JAPAN (23.5%)
                                AUTOMOTIVE
                       158,000  Honda Motor Co....................................................     5,799,387
                       206,000  Toyota Motor Corp.................................................     5,903,755
                                                                                                    ------------
                                                                                                      11,703,142
                                                                                                    ------------

          NUMBER OF
            SHARES                                                                                     VALUE
----------------------------------------------------------------------------------------------------------------
                                BREWERS
                       767,000  Kirin Brewery Co., Ltd............................................  $  5,583,525
                                                                                                    ------------
                                BUILDING & CONSTRUCTION
                       870,000  Sekisui House Ltd.................................................     5,593,333
                                                                                                    ------------
                                COMPUTER SERVICES
                       583,000  NCR Japan Limited.................................................     1,764,636
                                                                                                    ------------
                                ELECTRONICS & ELECTRICAL
                       790,000  Hitachi, Ltd......................................................     5,629,885
                       129,000  Kyocera Corp......................................................     5,851,954
                       412,000  Matsushita Electric Industrial Co., Ltd...........................     6,030,038
                       705,000  Matsushita Electric Works.........................................     6,104,598
                     2,400,000  Mitsubishi Electric Corp..........................................     6,142,529
                       548,000  NEC Corp..........................................................     5,836,935
                       880,000  Sharp Corp........................................................     6,055,479
                        66,000  Sony Corp.........................................................     5,866,667
                        78,000  TDK Corp..........................................................     5,881,379
                                                                                                    ------------
                                                                                                      53,399,464
                                                                                                    ------------
                                ENTERTAINMENT & LEISURE TIME
                        60,000  Nintendo Co., Ltd.................................................     5,885,057
                                                                                                    ------------
                                MACHINERY - DIVERSIFIED
                     1,410,000  Mitsubishi Heavy Industries, Ltd..................................     5,877,701
                                                                                                    ------------
                                PHARMACEUTICALS
                       230,000  Taisho Pharmaceutical Co., Ltd....................................     5,868,966
                       203,000  Takeda Chemical Industries........................................     5,786,667
                                                                                                    ------------
                                                                                                      11,655,633
                                                                                                    ------------
                                TOBACCO
                           805  Japan Tobacco, Inc................................................     5,712,107
                                                                                                    ------------
                                TRANSPORTATION
                       438,000  Yamato Transport Co., Ltd.........................................     5,873,563
                                                                                                    ------------

                                TOTAL JAPAN.......................................................   113,048,161
                                                                                                    ------------
                                MALAYSIA (0.7%)
                                BANKING
                     1,351,000  AMMB Holdings Berhad..............................................       887,900
                                                                                                    ------------
                                BUILDING & CONSTRUCTION
                     1,185,000  United Engineers (Malaysia) Berhad................................       989,536
                                                                                                    ------------
                                CONGLOMERATES
                     1,595,000  Sime Darby Berhad.................................................     1,537,448
                                                                                                    ------------

                                TOTAL MALAYSIA....................................................     3,414,884
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

          NUMBER OF
            SHARES                                                                                     VALUE
----------------------------------------------------------------------------------------------------------------
                                NETHERLANDS (3.0%)
                                APPLIANCES & HOUSEHOLD DURABLES
                        29,000  Philips Electronics NV............................................  $  1,740,573
                                                                                                    ------------
                                BANKING
                        92,800  ABN-AMRO Holding NV...............................................     1,809,279
                                                                                                    ------------
                                CHEMICALS
                        19,500  DSM NV............................................................     1,782,527
                                                                                                    ------------
                                INSURANCE
                        41,950  Fortis Amev NV....................................................     1,830,395
                                                                                                    ------------
                                OIL INTEGRATED - INTERNATIONAL
                        33,400  Royal Dutch Petroleum Co..........................................     1,834,857
                                                                                                    ------------
                                STEEL & IRON
                        40,000  Koninklijke Hoogovens NV..........................................     1,640,671
                                                                                                    ------------
                                TELECOMMUNICATIONS
                        45,700  Koninklijke PTT Nederland NV......................................     1,908,302
                                                                                                    ------------
                                TRANSPORTATION
                        50,000  KLM Royal Dutch Air Lines NV......................................     1,850,938
                                                                                                    ------------

                                TOTAL NETHERLANDS.................................................    14,397,542
                                                                                                    ------------
                                SPAIN (1.5%)
                                BANKING
                        35,000  Banco Popular Espanol S.A.........................................     2,445,866
                                                                                                    ------------
                                ELECTRIC
                       130,000  Endesa S.A........................................................     2,307,415
                                                                                                    ------------
                                OIL RELATED
                        58,000  Repsol S.A........................................................     2,473,753
                                                                                                    ------------
                                TOTAL SPAIN.......................................................     7,227,034
                                                                                                    ------------
                                SWEDEN (1.5%)
                                AUTOMOBILES
                        89,000  Volvo AB (B Shares)...............................................     2,390,060
                                                                                                    ------------
                                BANKING
                       434,000  Nordbanken Holding AB*............................................     2,456,831
                                                                                                    ------------
                                MACHINERY - DIVERSIFIED
                        78,600  Sandvik AB (B Shares).............................................     2,249,508
                                                                                                    ------------
                                TOTAL SWEDEN......................................................     7,096,399
                                                                                                    ------------
                                SWITZERLAND (2.1%)
                                BANKING
                        10,500  Swiss Bank Corp...................................................     3,261,718
                                                                                                    ------------

          NUMBER OF
            SHARES                                                                                     VALUE
----------------------------------------------------------------------------------------------------------------
                                FOODS & BEVERAGES
                         2,220  Nestle S.A........................................................  $  3,325,063
                                                                                                    ------------
                                PHARMACEUTICALS
                         2,060  Novartis AG - Bearer..............................................     3,347,588
                                                                                                    ------------

                                TOTAL SWITZERLAND.................................................     9,934,369
                                                                                                    ------------
                                UNITED KINGDOM (9.9%)
                                BANKING
                       185,000  National Westminster Bank PLC.....................................     3,085,385
                       250,000  Royal Bank of Scotland Group PLC..................................     3,184,760
                                                                                                    ------------
                                                                                                       6,270,145
                                                                                                    ------------
                                BREWERS
                       199,000  Bass PLC..........................................................     3,097,507
                                                                                                    ------------
                                ENERGY
                       135,000  Energy Group PLC..................................................     1,495,066
                                                                                                    ------------
                                FOODS & BEVERAGES
                     1,200,000  Hillsdown Holdings PLC............................................     2,926,848
                                                                                                    ------------
                                LEISURE
                       521,000  Rank Group PLC....................................................     2,910,681
                                                                                                    ------------
                                MULTI-INDUSTRY
                       300,000  Hanson PLC........................................................     1,342,914
                                                                                                    ------------
                                NATURAL GAS
                       617,941  BG PLC............................................................     2,790,325
                                                                                                    ------------
                                RETAIL - MERCHANDISING
                       358,000  Tesco PLC.........................................................     2,920,421
                                                                                                    ------------
                                STEEL & IRON
                     1,300,000  British Steel PLC.................................................     2,795,832
                                                                                                    ------------
                                TELECOMMUNICATIONS
                       377,000  British Telecommunications PLC....................................     2,972,901
                                                                                                    ------------
                                TOBACCO
                       320,000  B.A.T. Industries PLC.............................................     2,921,574
                                                                                                    ------------
                                UTILITIES - ELECTRIC
                       596,000  National Grid Group PLC...........................................     2,838,581
                       320,000  National Power PLC................................................     3,164,160
                       385,000  Scottish Hydro-Electric PLC.......................................     3,185,090
                                                                                                    ------------
                                                                                                       9,187,831
                                                                                                    ------------
                                UTILITIES - WATER
                       193,000  Hyder PLC.........................................................     3,078,859
                       121,500  Hyder PLC (Pref.).................................................       238,777

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

          NUMBER OF
            SHARES                                                                                     VALUE
----------------------------------------------------------------------------------------------------------------
                       186,000  Severn Trent PLC..................................................  $  2,997,844
                                                                                                    ------------
                                                                                                       6,315,480
                                                                                                    ------------

                                TOTAL UNITED KINGDOM..............................................    47,947,525
                                                                                                    ------------

                                UNITED STATES (30.1%)
                                AEROSPACE & DEFENSE
                        61,500  Northrop Grumman Corp.............................................     7,072,500
                                                                                                    ------------
                                AUTOMOTIVE
                       142,500  Ford Motor Co.....................................................     6,937,969
                                                                                                    ------------
                                BANKS
                        94,500  BankAmerica Corp..................................................     6,898,500
                        95,500  KeyCorp...........................................................     6,762,594
                                                                                                    ------------
                                                                                                      13,661,094
                                                                                                    ------------
                                CHEMICALS
                        69,000  Dow Chemical Co...................................................     7,003,500
                                                                                                    ------------
                                COMPUTERS - SYSTEMS
                        66,000  International Business Machines Corp..............................     6,901,125
                                                                                                    ------------
                                CONGLOMERATES
                        80,500  Minnesota Mining & Manufacturing Co...............................     6,606,031
                       177,000  Tenneco, Inc......................................................     6,991,500
                                                                                                    ------------
                                                                                                      13,597,531
                                                                                                    ------------
                                CONTAINERS - METAL & GLASS
                       136,000  Crown Cork & Seal Co., Inc........................................     6,817,000
                                                                                                    ------------
                                ENGINEERING & CONSTRUCTION
                       183,000  Fluor Corp........................................................     6,839,625
                                                                                                    ------------
                                MACHINERY - DIVERSIFIED
                       121,800  Deere & Co........................................................     7,102,462
                                                                                                    ------------
                                METALS & MINING
                       108,000  Phelps Dodge Corp.................................................     6,723,000
                                                                                                    ------------
                                OIL - DOMESTIC
                       132,500  Ashland, Inc......................................................     7,113,594
                                                                                                    ------------
                                OIL INTEGRATED - INTERNATIONAL
                        89,200  Chevron Corp......................................................     6,868,400
                                                                                                    ------------
                                PAPER & FOREST PRODUCTS
                       158,600  International Paper Co............................................     6,839,625
                                                                                                    ------------
                                PHARMACEUTICALS
                        73,000  Bristol-Myers Squibb Co...........................................     6,907,625
                                                                                                    ------------
                                RETAIL
                       101,500  Dayton-Hudson Corp................................................     6,851,250
                                                                                                    ------------

          NUMBER OF
            SHARES                                                                                     VALUE
----------------------------------------------------------------------------------------------------------------
                                TELECOMMUNICATIONS
                       118,500  Sprint Corp.......................................................  $  6,947,062
                                                                                                    ------------
                                TIRE & RUBBER GOODS
                       107,500  Goodyear Tire & Rubber Co.........................................     6,839,688
                                                                                                    ------------
                                TOBACCO
                       152,200  Philip Morris Companies, Inc......................................     6,896,563
                                                                                                    ------------
                                UTILITIES - ELECTRIC
                       164,400  GPU, Inc..........................................................     6,925,350
                                                                                                    ------------

                                TOTAL UNITED STATES...............................................   144,844,963
                                                                                                    ------------

TOTAL COMMON AND PREFERRED STOCKS
(IDENTIFIED COST $450,139,081) (a)........................................................   99.4 %   478,597,892

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.6       3,015,568
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 481,613,460
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

 *   Non-income producing security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $72,556,822 and the aggregate gross unrealized depreciation is $44,098,011, resulting in net unrealized appreciation of $28,458,811.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 1997:

                                           UNREALIZED
CONTRACTS TO        IN         DELIVERY   APPRECIATION
  RECEIVE      EXCHANGE FOR      DATE    (DEPRECIATION)
-------------------------------------------------------
$   137,568     DEM   247,484  01/02/98        (76)
$   121,537     DEM   218,596  01/06/98        (40)
$   137,442   L        83,712  01/07/98       (516)
$   787,598   Y   102,860,263  01/07/98       (603)
$   151,368   ITL 267,965,308  01/08/98       (149)
$   128,343    FRF    771,317  01/30/98        281
                                           -------
              Net unrealized
              depreciation.............     ($1,103)
                                           -------
                                           -------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH
SUMMARY OF INVESTMENTS DECEMBER 31, 1997

                                                                            PERCENT OF
INDUSTRY                                                         VALUE      NET ASSETS
--------------------------------------------------------------------------------------
Aerospace & Defense.........................................  $  7,072,500      1.5%
Appliances & Household Durables.............................     1,740,573      0.4
Automobiles.................................................     2,390,060      0.5
Automotive..................................................    18,641,111      3.9
Banking.....................................................    28,047,465      5.8
Banks.......................................................    13,661,094      2.8
Banks - Commercial..........................................     3,079,018      0.6
Brewers.....................................................     8,681,032      1.8
Building & Construction.....................................    13,799,515      2.9
Chemicals...................................................    13,663,780      2.8
Computer Services...........................................     1,764,636      0.4
Computers - Systems.........................................     6,901,125      1.4
Conglomerates...............................................    19,167,029      4.0
Containers - Metal & Glass..................................     6,817,000      1.4
Electric....................................................     2,307,415      0.5
Electrical Equipment........................................     2,310,067      0.5
Electronics & Electrical....................................    53,399,464     11.1
Energy......................................................     1,495,066      0.3
Engineering & Construction..................................     6,839,625      1.4
Entertainment & Leisure Time................................     5,885,057      1.2
Financial Services..........................................     9,710,861      2.0
Foods & Beverages...........................................     9,064,131      1.9
Gold........................................................     2,074,184      0.4
Health & Personal Care......................................     2,114,016      0.4
Insurance...................................................     1,830,395      0.4
Leisure.....................................................     2,910,681      0.6
Machinery - Diversified.....................................    17,547,802      3.7
Metals & Mining.............................................     6,723,000      1.4
Miscellaneous Materials & Commodities.......................     2,910,095      0.6

                                                                            PERCENT OF
INDUSTRY                                                         VALUE      NET ASSETS
--------------------------------------------------------------------------------------
Multi-Industry..............................................  $ 12,147,996      2.5%
Natural Gas.................................................     9,230,610      1.9
Oil & Gas Products..........................................     3,856,493      0.8
Oil - Domestic..............................................     7,113,594      1.5
Oil Integrated - International..............................    14,529,672      3.0
Oil Related.................................................     7,501,023      1.6
Paper & Forest Products.....................................     8,683,793      1.8
Pharmaceuticals.............................................    21,910,846      4.6
Real Estate.................................................     7,864,353      1.6
Retail......................................................     6,851,250      1.4
Retail - Department Stores..................................     2,424,978      0.5
Retail - Merchandising......................................     2,920,421      0.6
Steel & Iron................................................     6,620,596      1.4
Telecommunications..........................................    26,704,580      5.5
Television..................................................     2,961,149      0.6
Textiles - Apparel..........................................     5,448,829      1.1
Tire & Rubber Goods.........................................     6,839,688      1.4
Tobacco.....................................................    15,530,244      3.2
Transportation..............................................     7,724,501      1.6
Utilities - Electric........................................    22,869,999      4.8
Utilities - Water...........................................     6,315,480      1.4
                                                              ------------    -----
                                                              $478,597,892     99.4%
                                                              ------------    -----
                                                              ------------    -----

                                                                            PERCENT OF
TYPE OF INVESTMENT                                               VALUE      NET ASSETS
--------------------------------------------------------------------------------------
Common Stocks...............................................  $476,888,036     99.0%
Preferred Stocks............................................     1,709,856      0.4
                                                              ------------    -----
                                                              $478,597,892     99.4%
                                                              ------------    -----
                                                              ------------    -----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON AND PREFERRED STOCKS (97.8%)
            DENMARK (2.7%)
            AIR TRANSPORT
    33,093  Kobenhavns Lufthavne AS...............................................................  $  3,986,293
                                                                                                    ------------
            PHARMACEUTICALS
    44,800  Novo-Nordisk AS (Series B)............................................................     6,410,373
                                                                                                    ------------

            TOTAL DENMARK.........................................................................    10,396,666
                                                                                                    ------------

            FINLAND (2.1%)
            INSURANCE
    51,602  Pohjola Insurance Co. "B".............................................................     1,914,274
                                                                                                    ------------
            PAPER PRODUCTS
   182,000  UPM-Kymmene Oy........................................................................     3,643,209
                                                                                                    ------------
            TELECOMMUNICATION EQUIPMENT
    38,200  Nokia Oyj (A Shares)..................................................................     2,714,941
                                                                                                    ------------
            TOTAL FINLAND.........................................................................     8,272,424
                                                                                                    ------------

            FRANCE (14.8%)
            BANKING
    72,467  Banque Nationale de Paris.............................................................     3,848,945
                                                                                                    ------------
            BANKS - COMMERCIAL
    59,560  Credit Commercial de France...........................................................     4,079,114
                                                                                                    ------------
            ELECTRICAL EQUIPMENT
    48,050  Alcatel Alsthom.......................................................................     6,102,980
                                                                                                    ------------
            ELECTRONICS - SEMICONDUCTORS
    62,300  SGS-Thomson Microelectronics N.V.*....................................................     3,853,022
                                                                                                    ------------
            HOTELS/MOTELS
    41,330  Accor S.A.............................................................................     7,678,610
                                                                                                    ------------
            HOUSEHOLD PRODUCTS
    50,940  Societe BIC S.A.......................................................................     3,715,415
                                                                                                    ------------
            INSURANCE
    99,400  AXA-UAP...............................................................................     7,685,635
                                                                                                    ------------
            OIL RELATED
    42,700  Elf Aquitaine S.A.....................................................................     4,962,643
    42,000  Total S.A. (B Shares).................................................................     4,567,491
                                                                                                    ------------
                                                                                                       9,530,134
                                                                                                    ------------
            PHARMACEUTICALS
    45,850  Sanofi S.A............................................................................     5,100,365
                                                                                                    ------------
            TELEVISION
    28,380  Canal Plus............................................................................     5,272,658
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            TIRE & RUBBER GOODS
    20,430  Michelin (C.G.D.E.) (Class B).........................................................  $  1,027,775
                                                                                                    ------------

            TOTAL FRANCE..........................................................................    57,894,653
                                                                                                    ------------

            GERMANY (6.5%)
            APPAREL MANUFACTURER
     1,490  Hugo Boss AG (Pref.)..................................................................     1,906,007
                                                                                                    ------------
            AUTOMOTIVE
     4,989  Bayerische Motoren Werke (BMW) AG.....................................................     3,732,038
                                                                                                    ------------
            CHEMICALS
   117,000  Hoechst AG............................................................................     4,099,555
                                                                                                    ------------
            HEALTH & PERSONAL CARE
        81  Rhoen-Klinikum AG.....................................................................         7,929
       103  Rhoen-Klinikum AG (Pref.).............................................................        10,025
                                                                                                    ------------
                                                                                                          17,954
                                                                                                    ------------
            STEEL & IRON
    33,490  SGL Carbon AG.........................................................................     4,321,290
    20,500  Thyssen AG............................................................................     4,389,600
                                                                                                    ------------
                                                                                                       8,710,890
                                                                                                    ------------
            UTILITIES
   101,050  VEBA AG...............................................................................     6,884,663
                                                                                                    ------------

            TOTAL GERMANY.........................................................................    25,351,107
                                                                                                    ------------

            ITALY (3.5%)
            HOUSEHOLD FURNISHINGS & APPLIANCES
   116,400  Industrie Natuzzi SpA (ADR)...........................................................     2,400,750
                                                                                                    ------------
            TELECOMMUNICATIONS
   765,850  Telecom Italia Mobile SpA.............................................................     3,535,758
 1,203,500  Telecom Italia SpA....................................................................     7,689,661
                                                                                                    ------------
                                                                                                      11,225,419
                                                                                                    ------------

            TOTAL ITALY...........................................................................    13,626,169
                                                                                                    ------------

            NETHERLANDS (13.2%)
            CHEMICALS
    30,560  Akzo Nobel NV.........................................................................     5,273,335
                                                                                                    ------------
            ELECTRICAL EQUIPMENT
   109,400  Philips Electronics NV................................................................     6,566,160
                                                                                                    ------------
            ELECTRONICS - SEMICONDUCTORS
    37,175  ASM Lithography Holding NV*...........................................................     2,440,412
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            INSURANCE
    64,202  Aegon NV..............................................................................  $  5,719,872
   152,079  ING Groep NV..........................................................................     6,410,438
                                                                                                    ------------
                                                                                                      12,130,310
                                                                                                    ------------
            PUBLISHING
   272,000  Ver Ned Uitgev Ver Bezit NV...........................................................     7,679,368
    50,293  Wolters Kluwer NV.....................................................................     6,501,351
                                                                                                    ------------
                                                                                                      14,180,719
                                                                                                    ------------
            RECORD & TAPE DISTRIBUTION
    95,500  PolyGram NV...........................................................................     4,572,310
                                                                                                    ------------
            RETAIL
   188,137  Koninklijke Ahold NV..................................................................     4,912,363
                                                                                                    ------------
            STEEL & IRON
    37,250  Koninklijke Hoogovens NV..............................................................     1,527,875
                                                                                                    ------------

            TOTAL NETHERLANDS.....................................................................    51,603,484
                                                                                                    ------------
            SPAIN (4.4%)
            BANKS
   192,283  Banco Bilbao Vizcaya S.A..............................................................     6,220,179
    96,252  Banco Popular Espanol S.A.............................................................     6,726,272
                                                                                                    ------------
                                                                                                      12,946,451
                                                                                                    ------------
            TELECOMMUNICATIONS
   151,370  Telefonica de Espana..................................................................     4,320,600
                                                                                                    ------------

            TOTAL SPAIN...........................................................................    17,267,051
                                                                                                    ------------

            SWEDEN (9.5%)
            AUTOMOBILES
   208,750  Volvo AB (B Shares)...................................................................     5,605,899
                                                                                                    ------------
            BANKS - COMMERCIAL
   200,000  Nordbanken Holding AB*................................................................     1,132,180
                                                                                                    ------------
            BUSINESS SERVICES
   110,000  Assa Abloy AB (Series B)..............................................................     2,912,401
   169,000  Securitas AB (Series "B" Free)........................................................     5,113,723
                                                                                                    ------------
                                                                                                       8,026,124
                                                                                                    ------------
            INSURANCE
   157,181  Skandia Forsakrings AB................................................................     7,421,489
                                                                                                    ------------
            PHARMACEUTICALS
   202,667  Astra AB (B Shares)...................................................................     3,411,171
   105,600  Astra AB (Series "A" Free)............................................................     1,830,652
                                                                                                    ------------
                                                                                                       5,241,823
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            RETAIL
    62,080  Hennes & Mauritz AB (B Shares)........................................................  $  2,739,422
                                                                                                    ------------
            TELECOMMUNICATION EQUIPMENT
   182,270  Ericsson (L.M.) Telephone Co. AB (Series "B" Free)....................................     6,859,599
                                                                                                    ------------

            TOTAL SWEDEN..........................................................................    37,026,536
                                                                                                    ------------

            SWITZERLAND (7.4%)
            BANKING
     2,350  UBS - Bearer..........................................................................     3,395,963
                                                                                                    ------------
            FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
     3,790  Nestle S.A............................................................................     5,676,572
                                                                                                    ------------
            PHARMACEUTICALS
     4,850  Novartis AG...........................................................................     7,864,865
     1,000  Novartis AG - Bearer..................................................................     1,625,043
       847  Roche Holdings AG.....................................................................     8,406,250
                                                                                                    ------------
                                                                                                      17,896,158
                                                                                                    ------------
            TRANSPORTATION
     1,500  Sairgroup*............................................................................     2,052,686
                                                                                                    ------------

            TOTAL SWITZERLAND.....................................................................    29,021,379
                                                                                                    ------------

            UNITED KINGDOM (33.7%)
            AEROSPACE & DEFENSE
   133,333  British Aerospace PLC.................................................................     3,812,364
   810,000  Rolls-Royce PLC*......................................................................     3,136,968
   104,000  Smiths Industries PLC.................................................................     1,453,404
                                                                                                    ------------
                                                                                                       8,402,736
                                                                                                    ------------
            AIR TRANSPORT
   235,500  British Airways PLC...................................................................     2,173,382
                                                                                                    ------------
            AUTOMOTIVE
   461,838  BBA Group PLC.........................................................................     3,090,103
                                                                                                    ------------
            BANKING
   339,000  Abbey National PLC....................................................................     6,095,111
   159,000  Barclays Bank PLC.....................................................................     4,239,678
   290,000  Lloyds TSB Group PLC..................................................................     3,761,230
                                                                                                    ------------
                                                                                                      14,096,019
                                                                                                    ------------
            BREWERS
   145,000  Scottish & Newcastle Breweries PLC....................................................     1,781,447
   171,958  Vaux Group PLC........................................................................       745,307
                                                                                                    ------------
                                                                                                       2,526,754
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            BROADCAST MEDIA
   160,000  Flextech PLC*.........................................................................  $  1,376,410
                                                                                                    ------------
            BUILDING & CONSTRUCTION
   313,000  Blue Circle Industries PLC............................................................     1,761,539
                                                                                                    ------------
            BUSINESS SERVICES
   196,000  Reuters Holdings PLC..................................................................     2,148,003
                                                                                                    ------------
            CHEMICALS
   306,000  Albright & Wilson PLC.................................................................       731,218
                                                                                                    ------------
            COMPUTER SOFTWARE & SERVICES
   200,000  Sage Group (The) PLC..................................................................     2,745,568
   153,454  SEMA Group PLC........................................................................     3,742,804
                                                                                                    ------------
                                                                                                       6,488,372
                                                                                                    ------------
            CONGLOMERATES
   749,000  BTR PLC...............................................................................     2,271,208
   415,000  Tomkins PLC...........................................................................     1,990,207
                                                                                                    ------------
                                                                                                       4,261,415
                                                                                                    ------------
            ELECTRICAL EQUIPMENT
   306,363  BICC Group (The) PLC..................................................................       878,502
   210,000  General Electric Co. PLC..............................................................     1,365,286
                                                                                                    ------------
                                                                                                       2,243,788
                                                                                                    ------------
            FINANCIAL SERVICES
    20,694  HSBC Holdings PLC.....................................................................       532,018
   143,000  Northern Rock PLC*....................................................................     1,406,914
                                                                                                    ------------
                                                                                                       1,938,932
                                                                                                    ------------
            FOOD PROCESSING
   262,000  Associated British Foods PLC..........................................................     2,288,413
                                                                                                    ------------
            FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
   423,000  Guinness PLC..........................................................................     3,900,297
   177,500  Tate & Lyle PLC.......................................................................     1,465,525
                                                                                                    ------------
                                                                                                       5,365,822
                                                                                                    ------------
            HEALTH & PERSONAL CARE
   880,000  London International Group PLC........................................................     2,320,384
                                                                                                    ------------
            INSURANCE
    55,000  Britannic Assurance PLC...............................................................       992,508
    74,342  Commercial Union PLC..................................................................     1,040,157
   334,200  Prudential Corp. PLC..................................................................     4,042,590
   327,271  Royal & Sun Alliance Insurance Group PLC..............................................     3,306,170
                                                                                                    ------------
                                                                                                       9,381,425
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            LEISURE
   169,000  Granada Group PLC.....................................................................  $  2,590,162
   300,654  Ladbroke Group PLC....................................................................     1,308,061
   508,000  Rank Group PLC........................................................................     2,838,054
                                                                                                    ------------
                                                                                                       6,736,277
                                                                                                    ------------
            MISCELLANEOUS
   274,000  Vendome Luxury Group PLC (Units) ++...................................................     2,167,450
                                                                                                    ------------
            NATURAL GAS
   347,541  BG PLC*...............................................................................     1,569,328
                                                                                                    ------------
            OIL RELATED
   794,000  Lasmo PLC.............................................................................     3,611,493
 1,244,000  Shell Transport & Trading Co. PLC.....................................................     9,020,493
                                                                                                    ------------
                                                                                                      12,631,986
                                                                                                    ------------
            PHARMACEUTICALS
   115,993  British Biotech PLC*..................................................................       202,626
   319,100  Glaxo Wellcome PLC....................................................................     7,572,626
   340,344  SmithKline Beecham PLC................................................................     3,494,325
                                                                                                    ------------
                                                                                                      11,269,577
                                                                                                    ------------
            PUBLISHING - NEWSPAPER
   198,000  United News & Media PLC...............................................................     2,261,287
                                                                                                    ------------
            REAL ESTATE
   203,200  Hammerson PLC.........................................................................     1,573,069
                                                                                                    ------------
            RETAIL
   145,200  Great Universal Stores PLC............................................................     1,835,351
   247,000  Morrison (W.M.) Supermarkets PLC......................................................       936,229
   214,000  Next PLC..............................................................................     2,440,490
                                                                                                    ------------
                                                                                                       5,212,070
                                                                                                    ------------
            RETAIL - DEPARTMENT STORES
   201,000  Kingfisher PLC........................................................................     2,808,983
                                                                                                    ------------
            RETAIL - MERCHANDISING
   177,820  Tesco PLC.............................................................................     1,450,584
                                                                                                    ------------
            TELECOMMUNICATIONS
   829,000  British Telecommunications PLC........................................................     6,537,229
   474,000  General Cable PLC*....................................................................       648,356
   550,635  Securicor PLC.........................................................................     2,590,760
   180,000  Vodafone Group PLC....................................................................     1,302,250
                                                                                                    ------------
                                                                                                      11,078,595
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            UTILITIES - ELECTRIC
   281,000  National Power PLC....................................................................  $  2,778,528
                                                                                                    ------------

            TOTAL UNITED KINGDOM..................................................................   132,132,449
                                                                                                    ------------

            TOTAL COMMON AND PREFERRED STOCKS
            (IDENTIFIED COST $293,301,027)........................................................   382,591,918
                                                                                                    ------------

        PRINCIPAL
        AMOUNT IN
        THOUSANDS
-------------------------
                           SHORT-TERM INVESTMENT (a) (2.0%)
                           U.S. GOVERNMENT AGENCY
$                   7,900  Federal Home Loan Bank 5.75% due 01/02/98
                             (AMORTIZED COST $7,898,738)..........................................     7,898,738
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $301,199,765) (b)........................................................   99.8 %   390,490,656

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.2         950,597
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 391,441,253
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt
 *   Non-income producing security.
++ Consists of more than one class of securities traded together as a unit; stock with attached warrants.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $98,246,618 and the aggregate gross unrealized depreciation is $8,955,727, resulting in net unrealized appreciation of $89,290,891.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 1997:

CONTRACTS TO       IN       DELIVERY   UNREALIZED
  RECEIVE     EXCHANGE FOR    DATE    DEPRECIATION
--------------------------------------------------
 L   91,143   $   152,811   01/02/98  $  (2,607)
                                      ------------
                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH
SUMMARY OF INVESTMENTS DECEMBER 31, 1997

                                                                  PERCENT OF
INDUSTRY                                               VALUE      NET ASSETS
-----------------------------------------------------------------------------
Aerospace & Defense...............................  $  8,402,736       2.1%
Air Transport.....................................     6,159,675       1.6
Apparel Manufacturer..............................     1,906,007       0.5
Automobiles.......................................     5,605,899       1.4
Automotive........................................     6,822,141       1.7
Banking...........................................    21,340,927       5.5
Banks.............................................    12,946,451       3.3
Banks - Commercial................................     5,211,294       1.3
Brewers...........................................     2,526,754       0.6
Broadcast Media...................................     1,376,410       0.4
Building & Construction...........................     1,761,539       0.5
Business Services.................................    10,174,127       2.6
Chemicals.........................................    10,104,108       2.6
Computer Software & Services......................     6,488,372       1.7
Conglomerates.....................................     4,261,415       1.1
Electrical Equipment..............................    14,912,928       3.8
Electronics - Semiconductors......................     6,293,434       1.6
Financial Services................................     1,938,932       0.5
Food Processing...................................     2,288,413       0.6
Food, Beverage, Tobacco & Household Products......    11,042,394       2.9
Health & Personal Care............................     2,338,338       0.6
Hotels/Motels.....................................     7,678,610       2.0
Household Furnishings & Appliances................     2,400,750       0.6
Household Products................................     3,715,415       0.9
Insurance.........................................    38,533,133       9.8
Leisure...........................................     6,736,277       1.7
Miscellaneous.....................................     2,167,450       0.6
Natural Gas.......................................     1,569,328       0.4

                                                                  PERCENT OF
INDUSTRY                                               VALUE      NET ASSETS
-----------------------------------------------------------------------------
Oil Related.......................................  $ 22,162,120       5.7%
Paper Products....................................     3,643,209       0.9
Pharmaceuticals...................................    45,918,296      11.7
Publishing........................................    14,180,719       3.6
Publishing - Newspaper............................     2,261,287       0.6
Real Estate.......................................     1,573,069       0.4
Record & Tape Distribution........................     4,572,310       1.2
Retail............................................    12,863,855       3.3
Retail - Department Stores........................     2,808,983       0.7
Retail - Merchandising............................     1,450,584       0.4
Steel & Iron......................................    10,238,765       2.6
Telecommunication Equipment.......................     9,574,540       2.4
Telecommunications................................    26,624,614       6.8
Television........................................     5,272,658       1.3
Tire & Rubber Goods...............................     1,027,775       0.3
Transportation....................................     2,052,686       0.5
U.S. Government Agency............................     7,898,738       2.0
Utilities.........................................     6,884,663       1.8
Utilities - Electric..............................     2,778,528       0.7
                                                    ------------   -----
                                                    $390,490,656      99.8%
                                                    ------------   -----
                                                    ------------   -----

                                                                  PERCENT OF
TYPE OF INVESTMENT                                     VALUE      NET ASSETS
-----------------------------------------------------------------------------
Common Stocks.....................................  $380,675,886      97.3%
Preferred Stocks..................................     1,916,032       0.5
Short-Term Investments............................     7,898,738       2.0
                                                    ------------   -----
                                                    $390,490,656      99.8%
                                                    ------------   -----
                                                    ------------   -----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  COMMON STOCKS, WARRANTS, RIGHTS AND BONDS (92.3%)
                  AUSTRALIA (5.6%)
                  BANKING
        130,000   Westpac Banking Corp., Ltd.......................................................  $   830,090
                                                                                                     -----------
                  COMMERCIAL SERVICES
         13,000   Mayne Nickless Ltd...............................................................       68,582
                                                                                                     -----------
                  FOOD, BEVERAGE, TOBACCO, & HOUSEHOLD PRODUCTS
        268,000   Fosters Brewing Group Ltd........................................................      509,055
        440,000   Goodman Fielder Ltd..............................................................      698,377
                                                                                                     -----------
                                                                                                       1,207,432
                                                                                                     -----------
                  METALS & MINING
         60,000   Broken Hill Proprietary Co., Ltd.................................................      556,177
                                                                                                     -----------
                  MULTI-INDUSTRY
        240,000   Pacific Dunlop Ltd...............................................................      507,390
                                                                                                     -----------
                  OIL - EXPLORATION & PRODUCTION
         94,000   Oil Search Ltd...................................................................      169,622
                                                                                                     -----------
                  RETAIL STORES
        100,000   Coles Myer Ltd...................................................................      479,419
                                                                                                     -----------

                  TOTAL AUSTRALIA..................................................................    3,818,712
                                                                                                     -----------
                  BERMUDA (0.3%)
                  RETAIL - FOOD CHAINS
        200,000   Dairy Farm International Holdings Ltd............................................      216,000
                                                                                                     -----------

                  CHINA (0.5%)
                  AUTOMOTIVE
        200,000   Qingling Motors Co...............................................................       98,099
                                                                                                     -----------
                  UTILITIES - ELECTRIC
        800,000   Zhejiang Southeast Electric Power Co., Ltd. (B Shares)...........................      257,600
                                                                                                     -----------
                  TOTAL CHINA......................................................................      355,699
                                                                                                     -----------
                  HONG KONG (33.8%)
                  APPLIANCES & HOUSEHOLD DURABLES
        135,000   Guangdong Kelon Elec Holding (Class H)...........................................      138,532
                                                                                                     -----------

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  BANKING
        203,000   Dao Heng Bank Group Ltd..........................................................  $   507,022
         50,000   Guoco Group Ltd..................................................................      122,301
        127,500   Hang Seng Bank Ltd...............................................................    1,230,187
         28,000   HSBC Holdings PLC................................................................      690,305
                                                                                                     -----------
                                                                                                       2,549,815
                                                                                                     -----------
                  BUILDING & CONSTRUCTION
         80,000   New World Infrastructure Ltd.*...................................................      180,192
                                                                                                     -----------
                  CONGLOMERATES
         43,000   Citic Pacific, Ltd...............................................................      170,950
        494,000   Hutchison Whampoa, Ltd...........................................................    3,098,938
         54,000   Jardine Matheson Holdings Ltd....................................................      275,400
         99,000   Shanghai Industrial Holdings Ltd.................................................      368,025
        160,000   Swire Pacific Ltd. (Class A).....................................................      877,725
                                                                                                     -----------
                                                                                                       4,791,038
                                                                                                     -----------
                  ELECTRONIC & ELECTRICAL EQUIPMENT
        150,000   ASM Pacific Technology Ltd.......................................................       94,872
        450,000   Elec & Eltek International Holdings Ltd..........................................      111,523
         98,000   Johnson Electric Holdings, Ltd...................................................      282,085
                                                                                                     -----------
                                                                                                         488,480
                                                                                                     -----------
                  ENGINEERING & CONSTRUCTION
         90,000   Cheung Kong Infrastructure Holdings..............................................      254,411
        150,000   Road King Infrastructure Ltd.*...................................................      137,467
                                                                                                     -----------
                                                                                                         391,878
                                                                                                     -----------
                  LEISURE
        731,000   CDL Hotels International, Ltd....................................................      221,735
                                                                                                     -----------
                  LIFE INSURANCE
        100,000   National Mutual Asia Ltd.........................................................       99,389
                                                                                                     -----------
                  PUBLISHING
        400,000   South China Morning Post (Holdings) Ltd..........................................      281,388
                                                                                                     -----------
                  REAL ESTATE
        180,000   Amoy Properties, Ltd.............................................................      157,991
        403,000   Cheung Kong (Holdings) Ltd.......................................................    2,639,920

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
        115,000   China Resources Enterprise Ltd...................................................  $   256,799
        153,000   Great Eagle Holdings Ltd.........................................................      214,275
         20,000   Great Eagle Holdings (Warrants due 11/30/98).....................................        2,582
        220,000   Hong Kong Land Holdings Ltd......................................................      422,400
         75,000   Hysan Development Co., Ltd.......................................................      149,568
          6,250   Hysan Development Co. Ltd. (Warrants due 04/30/98)*..............................           40
        530,000   New World Development Co., Ltd...................................................    1,833,413
        331,000   Sun Hung Kai Properties Ltd......................................................    2,307,126
        228,000   Wharf (Holdings) Ltd.............................................................      500,303
                                                                                                     -----------
                                                                                                       8,484,417
                                                                                                     -----------
                  RETAIL - SPECIALTY APPAREL
             60   Dickson Concepts International Ltd. (New)........................................           88
                                                                                                     -----------
                  TELECOMMUNICATIONS
      1,233,000   Hong Kong Telecommunications Ltd.................................................    2,538,478
                                                                                                     -----------
                  TRANSPORTATION
        291,000   Cosco Pacific Ltd................................................................      236,637
                                                                                                     -----------
                  UTILITIES
        197,500   China Light & Power Co., Ltd.....................................................    1,096,188
        589,539   Hong Kong & China Gas Co., Ltd...................................................    1,141,441
        163,000   Hong Kong Electric Holdings Ltd..................................................      619,616
                                                                                                     -----------
                                                                                                       2,857,245
                                                                                                     -----------
                  TOTAL HONG KONG..................................................................   23,259,312
                                                                                                     -----------

                  INDIA (1.5%)
                  ALUMINUM
          9,000   Hindalco Industries Ltd. (GDR)*..................................................      173,250
                                                                                                     -----------
                  BANKING
         18,000   State Bank of India (GDR)*.......................................................      318,600
                                                                                                     -----------

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  TELEPHONES
         13,500   Mahanagar Telephone Nigam (GDR)*.................................................  $   205,200
                                                                                                     -----------
                  TEXTILES
         38,000   Reliance Industries Ltd. (GDR)...................................................      307,800
                                                                                                     -----------

                  TOTAL INDIA......................................................................    1,004,850
                                                                                                     -----------

                  INDONESIA (3.6%)
                  AUTO PARTS
      2,300,000   PT Gajah Tunggal.................................................................      223,611
                                                                                                     -----------
                  BANKING
        302,000   PT Bank Negara Indonesia.........................................................       29,361
                                                                                                     -----------
                  BUILDING MATERIALS
        100,464   PT Mulia Industrindo*............................................................       11,628
                                                                                                     -----------
                  CONSTRUCTION EQUIPMENT
         92,200   PT United Tractors...............................................................       11,098
                                                                                                     -----------
                  CONSTRUCTION PLANT & EQUIPMENT
      1,000,000   PT Citra Marga Nusaphala Persada.................................................      111,111
                                                                                                     -----------
                  FOREST PRODUCTS, PAPER & PACKING
        259,380   PT Indah Kiat Pulp & Paper Corp..................................................       46,832
                                                                                                     -----------
                  INVESTMENT COMPANIES
        500,000   Peregrine Indonesia Fund Ltd.**..................................................      477,550
                                                                                                     -----------
                  METALS
        290,000   PT Tambang Timah.................................................................      316,852
                                                                                                     -----------
                  OIL & GAS EXPLORATION
         19,400   Gulf Indonesia Resources Ltd.*...................................................      426,800
                                                                                                     -----------
                  PHARMACEUTICALS
        400,000   PT Kalbe Farma...................................................................       72,222
                                                                                                     -----------
                  PLANTATION
        450,000   PT London Sumatra Indonesia......................................................      260,417
                                                                                                     -----------
                  RETAIL - DEPARTMENT STORES
        200,000   PT Ramayana Lestari Sentosa*.....................................................      191,667
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS
        520,000   PT Telekomunikasi Indonesia......................................................  $   281,667
                                                                                                     -----------
                  TOTAL INDONESIA..................................................................    2,460,816
                                                                                                     -----------
                  JAPAN (21.2%)
                  APPAREL
         17,000   Tokyo Style......................................................................      153,716
          4,000   World Co., Ltd...................................................................       88,889
                                                                                                     -----------
                                                                                                         242,605
                                                                                                     -----------
                  AUTO TRUCKS & PARTS
         20,000   NGK Spark Plug Co., Ltd..........................................................      113,410
          6,000   Yasunaga Corp....................................................................       38,161
                                                                                                     -----------
                                                                                                         151,571
                                                                                                     -----------
                  AUTOMOTIVE
          9,000   Honda Motor Co...................................................................      330,345
         10,000   Toyota Motor Corp................................................................      286,590
                                                                                                     -----------
                                                                                                         616,935
                                                                                                     -----------
                  BANKING
         33,000   Asahi Bank, Ltd..................................................................      134,023
         26,000   Bank of Tokyo-Mitsubishi Ltd.....................................................      358,621
         38,000   Mitsui Trust & Banking Co., Ltd..................................................       73,670
         20,000   Sanwa Bank, Ltd..................................................................      202,299
         20,000   Sumitomo Bank....................................................................      228,352
         17,000   Sumitomo Trust & Banking.........................................................       88,322
                                                                                                     -----------
                                                                                                       1,085,287
                                                                                                     -----------
                  BEVERAGES
          6,300   Itoen, Ltd.......................................................................      166,552
                                                                                                     -----------
                  BUILDING & CONSTRUCTION
         36,000   Kajima Corp......................................................................       90,759
          8,000   Kaneshita Construction...........................................................       36,169
                                                                                                     -----------
                                                                                                         126,928
                                                                                                     -----------
                  BUILDING MATERIALS
         11,000   Ibiden Co., Ltd..................................................................      133,180
         18,000   Sanwa Shutter....................................................................       90,483
                                                                                                     -----------
                                                                                                         223,663
                                                                                                     -----------
                  BUSINESS SERVICES
          3,000   Secom Co.........................................................................      191,724
                                                                                                     -----------
                  CHEMICALS
         80,000   Mitsubishi Chemical Corp.........................................................      114,636
         46,000   Nippon Zeon Co., Ltd.............................................................       95,172

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
          9,000   Shin-Etsu Chemical Co............................................................  $   171,724
         20,000   Sumitomo Bakelite Co., Ltd.......................................................      118,774
                                                                                                     -----------
                                                                                                         500,306
                                                                                                     -----------
                  COMMERCIAL SERVICES
          3,000   Nichii Gakkan Co.................................................................      103,448
                                                                                                     -----------
                  COMPUTER SOFTWARE & SERVICES
          6,000   Hitachi Software Engineering Co., Ltd............................................      174,253
          5,000   Meitec Corp......................................................................      140,613
              5   NTT Data Communications Systems Corp.............................................      269,349
                                                                                                     -----------
                                                                                                         584,215
                                                                                                     -----------
                  COMPUTERS
          3,000   Nidec Corp.......................................................................      126,437
                                                                                                     -----------
                  ELECTRIC
          7,500   Tokyo Electric Power Co..........................................................      136,782
                                                                                                     -----------
                  ELECTRONIC & ELECTRICAL EQUIPMENT
          2,800   Advantest Corp...................................................................      158,774
         11,000   Aiwa Co., Ltd....................................................................      277,318
          5,000   Canon, Inc.......................................................................      116,475
    Y     9,000 K Canon, Inc. 1.00% due 12/20/02 (Conv.)...........................................      137,931
         22,000   Fujitsu, Ltd.....................................................................      236,015
         16,000   Hitachi, Ltd.....................................................................      114,023
          6,000   Mitsui High-Tec..................................................................       97,471
          3,000   Murata Manufacturing Co., Ltd....................................................       75,402
          3,800   Sony Corp........................................................................      337,778
         14,000   Sumitomo Electric Industries.....................................................      190,958
          3,000   TDK Corp.........................................................................      226,207
                                                                                                     -----------
                                                                                                       1,968,352
                                                                                                     -----------
                  ELECTRONIC COMPONENTS
          7,000   Mitsumi Electric Co., Ltd........................................................       99,770
                                                                                                     -----------
                  ELECTRONICS
          2,000   Rohm Co., Ltd....................................................................      203,831
          4,000   Tokyo Electron Ltd...............................................................      128,123
                                                                                                     -----------
                                                                                                         331,954
                                                                                                     -----------
                  ELECTRONICS - SEMICONDUCTORS/COMPONENTS
          3,300   Shinko Electric Industries Co., Ltd..............................................      110,506
          3,000   Tokyo Seimitsu...................................................................       67,126

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
         10,000   Toshiba Ceramics Co., Ltd........................................................  $    40,230
                                                                                                     -----------
                                                                                                         217,862
                                                                                                     -----------
                  ENTERTAINMENT
          2,300   H.I.S. Company Ltd...............................................................       40,008
          2,000   Nintendo Co., Ltd................................................................      196,169
          4,000   Sony Music Entertainment Inc.....................................................      147,126
                                                                                                     -----------
                                                                                                         383,303
                                                                                                     -----------
                  FINANCIAL SERVICES
          1,900   Nichiei Co., Ltd. (Kyoto)........................................................      202,375
         13,000   Nomura Securities Co. Ltd........................................................      173,333
         10,700   Orix Corp........................................................................      746,130
                                                                                                     -----------
                                                                                                       1,121,838
                                                                                                     -----------
                  FOOD, BEVERAGE, TOBACCO, & HOUSEHOLD PRODUCTS
         14,000   Nippon Meat Packers, Inc.........................................................      190,958
                                                                                                     -----------
                  HAND TOOLS
          4,000   Disco Corp.......................................................................       86,130
                                                                                                     -----------
                  INDUSTRIALS
    Y     5,000 K Nippon Densan Corp. 1.00% 09/30/03 (Conv.).......................................       57,088
                                                                                                     -----------
                  INSURANCE
         25,000   Tokio Marine & Fire Insurance Co.................................................      283,525
                                                                                                     -----------
                  MACHINERY
         18,000   Daifuku Co., Ltd.................................................................       87,586
         10,000   Fuji Machine Manufacturing Co., Ltd..............................................      241,379
          1,300   Keyence Corp.....................................................................      192,261
          9,000   Minebea Co., Ltd.................................................................       96,552
    Y    19,000 K Minebea Co. Ltd. 0.80% due 03/31/03 (Conv.)......................................      236,736
         43,000   Mitsubishi Heavy Industries, Ltd.................................................      179,249
         23,000   OSG Corp.........................................................................      121,609
          1,400   Shima Seiki Manufacturing Ltd....................................................       52,460
                                                                                                     -----------
                                                                                                       1,207,832
                                                                                                     -----------
                  MANUFACTURING
         14,000   Dainippon Screen Manufacturing Co., Ltd..........................................       64,368
          5,000   Nichiha Corp.....................................................................       30,575
                                                                                                     -----------
                                                                                                          94,943
                                                                                                     -----------

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  MEDICAL SUPPLIES
          6,000   Terumo Corp......................................................................  $    88,276
                                                                                                     -----------
                  MERCHANDISING
          4,400   Misumi Corp......................................................................       71,816
                                                                                                     -----------
                  METALS
          2,900   Fujimi Inc.......................................................................      123,333
                                                                                                     -----------
                  METALS & MINING
        110,000   Nippon Steel Co..................................................................      162,682
          8,000   Sumitomo Sitix Corp..............................................................       85,211
          6,000   Sumitomo Special Metals..........................................................      120,460
                                                                                                     -----------
                                                                                                         368,353
                                                                                                     -----------
                  METALS NON-FERROUS
         30,000   Fujikura Ltd.....................................................................      198,621
         47,000   Mitsui Mining & Smelting.........................................................      188,720
                                                                                                     -----------
                                                                                                         387,341
                                                                                                     -----------
                  MULTI-INDUSTRY
         23,000   Mitsui & Co......................................................................      136,061
                                                                                                     -----------
                  NATURAL GAS
         61,000   Tokyo Gas Co., Ltd...............................................................      138,360
                                                                                                     -----------
                  OFFICE EQUIPMENT
         19,000   Ricoh Company, Ltd...............................................................      235,862
          2,000   Riso Kagaku......................................................................      114,483
                                                                                                     -----------
                                                                                                         350,345
                                                                                                     -----------
                  PAPER PRODUCTS
          2,000   Tomoegawa Paper Co. Ltd..........................................................        5,517
                                                                                                     -----------
                  PHARMACEUTICALS
          7,000   Eisai Co., Ltd...................................................................      106,743
          8,000   Takeda Chemical Industries.......................................................      228,046
                                                                                                     -----------
                                                                                                         334,789
                                                                                                     -----------
                  REAL ESTATE
         14,000   Mitsubishi Estate Co., Ltd.......................................................      152,337
         15,000   Mitsui Fudosan Co................................................................      144,828
                                                                                                     -----------
                                                                                                         297,165
                                                                                                     -----------
                  RETAIL
          4,000   Ministop Co., Ltd................................................................      103,295
          1,500   Otsuka Kagu Ltd..................................................................       51,724
                                                                                                     -----------
                                                                                                         155,019
                                                                                                     -----------
                  RETAIL - DEPARTMENT STORES
         21,000   Hankyu Department Stores.........................................................      116,667
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  RETAIL - GENERAL MERCHANDISE
          3,000   Circle K Japan Co., Ltd..........................................................  $   143,678
          3,000   Seven - Eleven Japan Co., Ltd....................................................      212,414
          6,000   Shimamura Co. Ltd................................................................      104,368
                                                                                                     -----------
                                                                                                         460,460
                                                                                                     -----------
                  RETAIL - SPECIALTY
          5,000   Aderans Co., Ltd.................................................................      120,690
                                                                                                     -----------
                  STEEL
         68,000   Sumitomo Metal Industries........................................................       87,019
         13,000   Yamato Kogyo Co., Ltd............................................................       78,199
                                                                                                     -----------
                                                                                                         165,218
                                                                                                     -----------
                  TELECOMMUNICATIONS
             35   DDI Corp.........................................................................       92,529
         15,000   Nippon Comsys Corp...............................................................      185,057
             34   Nippon Telegraph & Telephone Corp................................................      291,801
                                                                                                     -----------
                                                                                                         569,387
                                                                                                     -----------
                  TEXTILES
         57,000   Mitsubishi Rayon Co., Ltd........................................................      139,770
         21,000   Nitto Boseki Co., Ltd............................................................       52,621
                                                                                                     -----------
                                                                                                         192,391
                                                                                                     -----------
                  TIRE & RUBBER GOODS
          6,000   Bridgestone Corp.................................................................      130,115
                                                                                                     -----------
                  TRANSPORTATION
         32,000   Tokyu Corp.......................................................................      123,586
                                                                                                     -----------

                  TOTAL JAPAN......................................................................   14,634,897
                                                                                                     -----------

                  MALAYSIA (4.9%)
                  AUTOMOTIVE
         35,000   Edaran Otomobil Nasional Berhad..................................................       71,714
         87,680   Oriental Holdings Berhad.........................................................      107,566
                                                                                                     -----------
                                                                                                         179,280
                                                                                                     -----------
                  BANKING
        120,000   Commerce Asset Holdings Berhad...................................................       57,526
         60,600   Malayan Banking Berhad...........................................................      176,490
        163,999   Public Bank Berhad...............................................................       56,639
         27,333   Public Bank Berhad (Rights)*.....................................................        1,409
                                                                                                     -----------
                                                                                                         292,064
                                                                                                     -----------

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  BUILDING & CONSTRUCTION
          8,000   Dialog Group Berhad..............................................................  $    13,814
         60,999   Gamuda Berhad....................................................................       33,958
         16,666   Gamuda Berhad (Warrants due 12/29/01)*...........................................          730
        135,000   Lingkaran Trans Kota Holdings Berhad*............................................       86,289
        105,000   United Engineers Malaysia Berhad.................................................       87,680
         30,250   YTL Corp. Berhad.................................................................       40,931
                                                                                                     -----------
                                                                                                         263,402
                                                                                                     -----------
                  ELECTRONICS
         42,000   Malaysian Pacific Industries Berhad..............................................      101,211
                                                                                                     -----------
                  INSURANCE
         39,400   Malaysian Assurance Alliance Berhad..............................................       45,290
                                                                                                     -----------
                  LEISURE
         40,000   Berjaya Sports Toto Berhad.......................................................      102,577
        350,000   Metroplex Berhad.................................................................       89,755
         80,000   Resorts World Berhad.............................................................      135,052
                                                                                                     -----------
                                                                                                         327,384
                                                                                                     -----------
                  MANUFACTURING
         19,375   O.Y.L. Industries Berhad.........................................................       45,441
                                                                                                     -----------
                  MULTI-INDUSTRY
        110,000   Hong Leong Industries Berhad.....................................................      112,268
                                                                                                     -----------
                  PLANTATION
        170,000   Highlands & Lowlands Berhad......................................................      174,381
        360,000   IOI Corporated Berhad............................................................      116,907
        105,500   Kuala Lumpur Kepong Berhad.......................................................      227,043
                                                                                                     -----------
                                                                                                         518,331
                                                                                                     -----------
                  PUBLISHING
         87,000   Star Publications................................................................       99,557
                                                                                                     -----------
                  TELECOMMUNICATIONS
        174,000   Telekom Malaysia Berhad..........................................................      515,722
                                                                                                     -----------
                  TOBACCO
         60,000   RJ Reynolds Berhad...............................................................       98,196
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  UTILITIES
         12,000   Prime Utilities Berhad (Warrants due 03/11/01)*..................................  $     2,041
         24,000   Prime Utilities Berhad 1.00% due 03/11/01 (Loan Stock)...........................        3,124
        240,000   Tenaga Nasional Berhad...........................................................      513,402
                                                                                                     -----------
                                                                                                         518,567
                                                                                                     -----------
                  WATER
        280,000   Puncak Niaga Holdings Berhad*....................................................      209,278
                                                                                                     -----------
                  WIRE & CABLE
        140,000   Leader Universal Holdings Berhad.................................................       43,299
                                                                                                     -----------

                  TOTAL MALAYSIA...................................................................    3,369,290
                                                                                                     -----------
                  PHILIPPINES (1.0%)
                  BANKING
          7,500   Far East Bank & Trust Co.***.....................................................        9,187
              7   Philippine National Bank.........................................................           16
                                                                                                     -----------
                                                                                                           9,203
                                                                                                     -----------
                  CONGLOMERATES
        245,000   First Philippine Holdings Corp. (B Shares).......................................      192,938
                                                                                                     -----------
                  TELECOMMUNICATIONS
         13,000   Philippine Long Distance Telephone Co. (ADR).....................................      292,500
                                                                                                     -----------
                  UTILITIES
         66,900   Manila Electric Co. (B Shares)...................................................      224,115
                                                                                                     -----------

                  TOTAL PHILIPPINES................................................................      718,756
                                                                                                     -----------
                  SINGAPORE (10.5%)
                  BANKING
         40,000   Development Bank of Singapore, Ltd...............................................      342,653
        169,520   Overseas Chinese Banking Corp., Ltd..............................................      988,278
        145,000   Overseas Union Bank, Ltd.........................................................      556,365

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
        120,000   United Overseas Bank, Ltd........................................................  $   667,460
                                                                                                     -----------
                                                                                                       2,554,756
                                                                                                     -----------
                  COMPUTERS - SYSTEMS
        499,471   Singapore Technologies Engineering Ltd.*.........................................      377,352
                                                                                                     -----------
                  CONGLOMERATES
         74,000   Jardine Strategic Holdings Ltd...................................................      195,360
        107,500   Keppel Corp., Ltd.*..............................................................      309,518
        200,000   Natsteel Ltd.....................................................................      271,267
         87,000   Sembawang Corp., Ltd.............................................................      186,318
                                                                                                     -----------
                                                                                                         962,463
                                                                                                     -----------
                  ELECTRONIC & ELECTRICAL EQUIPMENT
         40,700   Elec & Eltek International Co., Ltd..............................................      186,406
        145,000   Venture Manufacturing Ltd........................................................      405,413
                                                                                                     -----------
                                                                                                         591,819
                                                                                                     -----------
                  ELECTRONICS
         30,000   GP Batteries International Ltd...................................................       78,168
                                                                                                     -----------
                  FOOD, BEVERAGE, TOBACCO, & HOUSEHOLD PRODUCTS
            600   Fraser & Neave Ltd...............................................................        2,606
                                                                                                     -----------
                  METALS - MISCELLANEOUS
        168,000   Amtek Engineering Ltd............................................................      101,939
                                                                                                     -----------
                  PUBLISHING
         32,200   Singapore Press Holdings Ltd.....................................................      404,176
                                                                                                     -----------
                  REAL ESTATE
        102,000   City Developments, Ltd...........................................................      473,290
        151,000   DBS Land Ltd.....................................................................      231,755
        148,000   Straits Steamship Land...........................................................      204,259
        204,000   United Overseas Land, Ltd........................................................      172,326
                                                                                                     -----------
                                                                                                       1,081,630
                                                                                                     -----------
                  SHIPBUILDING
         85,000   Keppel Fels Ltd..................................................................      237,656
                                                                                                     -----------
                  TELECOMMUNICATIONS
        130,000   Singapore Telecommunications, Ltd................................................      242,832
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION
         95,000   Singapore Airlines Ltd...........................................................  $   621,654
                                                                                                     -----------

                  TOTAL SINGAPORE..................................................................    7,257,051
                                                                                                     -----------
                  SOUTH KOREA (0.7%)
                  COMMUNICATIONS - EQUIPMENT/MANUFACTURERS
              1   LG Information & Communication Ltd...............................................           28
                                                                                                     -----------
                  ELECTRONIC & ELECTRICAL EQUIPMENT
          3,000   Samsung Display Devices Co.......................................................       56,637
          4,605   Samsung Electronics Co. (GDR)....................................................      104,326
             74   Samsung Electronics Co. (Rights)*................................................        1,008
                                                                                                     -----------
                                                                                                         161,971
                                                                                                     -----------
                  INVESTMENT COMPANIES
         25,000   Atlantis Korean Smaller Companies*...............................................       87,500
                                                                                                     -----------
                  STEEL & IRON
          9,380   Pohang Iron & Steel Co., Ltd.....................................................      254,007
                                                                                                     -----------

                  TOTAL SOUTH KOREA................................................................      503,506
                                                                                                     -----------

                  TAIWAN (6.6%)
                  BUILDING MATERIALS
         45,532   Asia Cement Corp. (GDR)..........................................................      509,958
                                                                                                     -----------
                  CHEMICALS
$           205 K Nan Ya Plastics Corp. 1.75% due 07/19/01 (Conv.).................................      231,650
                                                                                                     -----------
                  COMPUTERS
$           185 K Compal Electronics 1.00% due 11/21/03 (Conv.)....................................      277,500
                                                                                                     -----------
                  ELECTRONICS - SEMICONDUCTOR/COMPONENTS
$           210 K Siliconware Precision Industries Co. 0.50% due 07/21/04 (Conv.)..................      199,500
$           180 K United Microelectronics Corp. 0.25% due 05/16/04 (Conv.).........................      203,400
                                                                                                     -----------
                                                                                                         402,900
                                                                                                     -----------

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  INVESTMENT COMPANIES
            148   Taipei Fund*.....................................................................  $ 1,435,600
                                                                                                     -----------
                  RETAIL
$           330 K Far Eastern Department Stores - 144A** 3.00% due 07/06/01 (Conv.)................      293,700
                                                                                                     -----------
                  STEEL & IRON
         31,262   China Steel Corp. (GDR)..........................................................      437,668
                                                                                                     -----------
                  TRANSPORTATION
$           500 K U-Ming Marine Transport 1.50% due 02/07/01 (Conv.)...............................      420,000
$           504 K Yang Ming Marine Transportation - 144A** 2.00% due 10/06/01 (Conv.)..............      554,400
                                                                                                     -----------
                                                                                                         974,400
                                                                                                     -----------

                  TOTAL TAIWAN.....................................................................    4,563,376
                                                                                                     -----------

                  THAILAND (2.1%)
                  BANKING
         32,000   Bangkok Bank PCL.................................................................       82,403
                                                                                                     -----------
                  ELECTRIC
         37,800   Electricity Generating Public Co. Ltd............................................       73,004
                                                                                                     -----------
                  ENERGY
         10,100   Ban Pu Coal Co., Ltd.............................................................       41,831
                                                                                                     -----------
                  ENTERTAINMENT
         15,000   Grammy Entertainment PLC.........................................................       67,597
                                                                                                     -----------
                  OIL RELATED
         52,000   PTT Exploration & Production PCL.................................................      618,197
                                                                                                     -----------
                  TELECOMMUNICATIONS
         20,000   Advanced Info Service Public Co., Ltd............................................       99,571
                                                                                                     -----------
                  TELEVISION
         25,000   BEC World Public Co., Ltd........................................................      103,004
                                                                                                     -----------
                  TRANSPORTATION
        375,000   Bangkok Expressway Public Co., Ltd.*.............................................      215,263
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  UTILITIES - ELECTRIC
        220,000   Cogeneration Public Co.*.........................................................  $   134,549
                                                                                                     -----------
                  TOTAL THAILAND...................................................................    1,435,419
                                                                                                     -----------

                  TOTAL COMMON STOCKS, WARRANTS, RIGHTS AND BONDS
                  (IDENTIFIED COST $86,796,856)....................................................   63,597,684
                                                                                                     -----------

    CURRENCY                                        DESCRIPTION,
   AMOUNT IN                                       EXPIRATION DATE
   THOUSANDS                                      AND STRIKE PRICE
----------------                        -------------------------------------
                  PURCHASED PUT OPTIONS ON FOREIGN CURRENCY (1.5%)
     HKD 24,165   April 24, 1998/HKD 8.055.........................................................       29,400
     HKD 32,280   April 24, 1998/HKD 8.07..........................................................       37,800
    Y   603,600   February 10, 1998/
                    Y 120.72.......................................................................      345,000
    Y   718,084   February 10, 1998/
                    Y 115.82.......................................................................      653,170
                                                                                                     -----------

                  TOTAL PURCHASED PUT OPTIONS ON FOREIGN CURRENCY
                  (IDENTIFIED COST $524,740).......................................................    1,065,370
                                                                                                     -----------

                  SHORT-TERM INVESTMENT (a) (5.8%)
                  U.S. GOVERNMENT AGENCY
$         4,000   Federal Home Loan Mortgage Corp. 6.00% due 01/02/98
                    (IDENTIFIED COST $3,999,333)...................................................    3,999,333
                                                                                                     -----------

                  TOTAL INVESTMENTS
                  (IDENTIFIED COST $91,320,929)....................................................   68,662,387
                                                                                                     -----------
                                                                                                     -----------

    CURRENCY                                        DESCRIPTION,
     AMOUNT                                        EXPIRATION DATE
  IN THOUSANDS                                    AND STRIKE PRICE                                      VALUE
----------------------------------------------------------------------------------------------------------------
                  WRITTEN OPTIONS ON FOREIGN CURRENCY (-0.4%)
     HKD 32,280   April 24, 1998/HKD 8.07..........................................................  $  (154,000)
     HKD 24,165   April 24, 1998/HKD 8.055.........................................................     (111,000)
                                                                                                     -----------

                  TOTAL WRITTEN PUT OPTIONS ON FOREIGN CURRENCY
                  (PREMIUM RECEIVED $267,260)......................................................     (265,000)
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $91,320,929) (b)..........................................................   99.6 %   68,662,387

TOTAL WRITTEN OPTIONS OUTSTANDING..........................................................   (0.4)      (265,000)

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    0.8        506,150
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 68,903,537
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt
GDR  Global Depository Receipt
 K   In thousands
 *   Non-income producing security
**   Resale is restricted to qualified institutional investors.
***  Partially paid shares.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,237,069 and the aggregate gross unrealized depreciation is $25,895,611, resulting in net unrealized depreciation of $22,658,542.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH
SUMMARY OF INVESTMENTS DECEMBER 31, 1997

                                                                  PERCENT OF
INDUSTRY                                               VALUE      NET ASSETS
----------------------------------------------------------------------------
Aluminum..........................................  $    173,250       0.3%
Apparel...........................................       242,605       0.4
Appliances & Household Durables...................       138,532       0.2
Auto Trucks & Parts...............................       375,182       0.5
Automotive........................................       894,314       1.3
Banking...........................................     7,751,579      11.2
Beverages.........................................       166,552       0.2
Building & Construction...........................       570,522       0.8
Building Materials................................       745,249       1.1
Business Services.................................       191,724       0.3
Chemicals.........................................       731,956       1.1
Commercial Services...............................       172,030       0.2
Communications - Equipment/Manufacturers..........            28       0.0
Computer Software & Services......................       584,215       0.9
Computers.........................................       403,937       0.6
Computers - Systems...............................       377,352       0.6
Conglomerates.....................................     5,946,439       8.6
Construction Equipment............................        11,098       0.0
Construction Plant & Equipment....................       111,111       0.2
Currency Options..................................     1,065,370       1.5
Electric..........................................       209,786       0.3
Electronic & Electrical Equipment.................     3,210,622       4.7
Electronic Components.............................        99,770       0.1
Electronics.......................................       511,333       0.7
Electronics - Semiconductors/ Components..........       620,762       0.9
Energy............................................        41,831       0.1
Engineering & Construction........................       391,878       0.6
Entertainment.....................................       450,900       0.7
Financial Services................................     1,121,838       1.6
Food, Beverage, Tobacco & Household Products......     1,400,996       2.0
Forest Products, Paper Packaging..................        46,832       0.1
Hand Tools........................................        86,130       0.1
Industrials.......................................        57,088       0.1
Insurance.........................................       328,815       0.5
Investment Companies..............................     2,000,650       2.9
Leisure...........................................       549,119       0.8
Life Insurance....................................        99,389       0.1
Machinery.........................................     1,207,832       1.8
Manufacturing.....................................       140,384       0.2
Medical Supplies..................................        88,276       0.1
Merchandising.....................................        71,816       0.1

                                                                  PERCENT OF
INDUSTRY                                               VALUE      NET ASSETS
----------------------------------------------------------------------------
Metals............................................  $    440,185       0.6%
Metals & Mining...................................       924,530       1.3
Metals - Miscellaneous............................       101,939       0.2
Metals - Non-Ferrous..............................       387,341       0.6
Multi-Industry....................................       755,719       1.1
Natural Gas.......................................       138,360       0.2
Office Equipment..................................       350,345       0.5
Oil & Gas Exploration.............................       426,800       0.6
Oil - Exploration & Production....................       169,622       0.2
Oil Related.......................................       618,197       0.9
Paper Products....................................         5,517       0.0
Pharmaceuticals...................................       407,011       0.6
Plantation........................................       778,748       1.1
Publishing........................................       785,121       1.1
Real Estate.......................................     9,863,212      14.3
Retail............................................       448,719       0.7
Retail - Department Stores........................       308,334       0.5
Retail - Food Chains..............................       216,000       0.3
Retail - General Merchandising....................       460,460       0.7
Retail - Specialty................................       120,778       0.2
Retail Stores.....................................       479,419       0.7
Shipbuilding......................................       237,656       0.3
Steel.............................................       165,218       0.2
Steel & Iron......................................       691,675       1.0
Telecommunications................................     4,540,157       6.6
Telephones........................................       205,200       0.3
Television........................................       103,004       0.1
Textiles..........................................       500,191       0.7
Tire & Rubber Goods...............................       130,115       0.2
Tobacco...........................................        98,196       0.1
Transportation....................................     2,171,540       3.2
U.S. Government Agency............................     3,999,333       5.8
Utilities.........................................     3,599,927       5.2
Utilities - Electric..............................       392,149       0.6
Water.............................................       209,278       0.3
Wire & Cable......................................        43,299       0.1
                                                    ------------   -----
                                                    $ 68,662,387      99.6%
                                                    ------------   -----
                                                    ------------   -----

                                                                  PERCENT OF
TYPE OF INVESTMENT                                     VALUE      NET ASSETS
----------------------------------------------------------------------------
Common Stocks.....................................  $ 60,977,969      88.5%
Convertible Bonds.................................     2,611,905       3.8
Foreign Currency Put Options......................     1,065,370       1.5
Rights & Warrants.................................         7,810       0.0
Short-Term Investments............................     3,999,333       5.8
                                                    ------------   -----
                                                    $ 68,662,387      99.6%
                                                    ------------   -----
                                                    ------------   -----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL APPRECIATION
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (78.5%)
           ADVERTISING (0.7%)
   6,100   Snyder Communications, Inc.*............................................................  $   222,650
                                                                                                     -----------
           AEROSPACE & DEFENSE (1.2%)
  15,100   Kellstrom Industries, Inc.*.............................................................      373,725
                                                                                                     -----------
           AUTO PARTS - ORIGINAL EQUIPMENT (0.6%)
   4,600   Tower Automotive, Inc.*.................................................................      193,487
                                                                                                     -----------
           BIOTECHNOLOGY (2.3%)
   6,500   Centocor, Inc.*.........................................................................      216,125
  10,000   ESC Medical Systems Ltd.................................................................      386,250
   7,200   Guilford Pharmaceuticals, Inc.*.........................................................      144,900
                                                                                                     -----------
                                                                                                         747,275
                                                                                                     -----------
           BUSINESS SERVICES (2.1%)
  17,000   AccuStaff, Inc.*........................................................................      391,000
   7,200   Metzler Group, Inc.*....................................................................      284,400
                                                                                                     -----------
                                                                                                         675,400
                                                                                                     -----------
           COMMERCIAL SERVICES (3.8%)
   7,200   Caribiner International, Inc.*..........................................................      320,400
  14,000   Primark Corp.*..........................................................................      569,625
   9,600   Whittman-Hart, Inc......................................................................      328,800
                                                                                                     -----------
                                                                                                       1,218,825
                                                                                                     -----------
           COMMUNICATIONS - EQUIPMENT & SOFTWARE (0.3%)
   6,228   Excel Communications, Inc...............................................................       90,305
                                                                                                     -----------
           COMPUTER EQUIPMENT (1.0%)
   5,300   Storage Technology Corp.*...............................................................      328,269
                                                                                                     -----------
           COMPUTER SERVICES (0.2%)
   3,000   American Business Information, Inc. (A Shares)..........................................       29,250
   3,000   American Business Information, Inc. (B Shares)..........................................       30,000
                                                                                                     -----------
                                                                                                          59,250
                                                                                                     -----------
           COMPUTER SOFTWARE (3.2%)
   5,000   Alladin Knowledge Systems Ltd...........................................................       85,000
   8,000   American Software, Inc. (Class A).......................................................       74,000
   2,500   Avant! Corp.*...........................................................................       41,875
  10,400   Compuware Corp.*........................................................................      332,800
  10,400   Systems & Computer Technology Corp.*....................................................      516,100
                                                                                                     -----------
                                                                                                       1,049,775
                                                                                                     -----------
           COMPUTER SOFTWARE & SERVICES (7.5%)
  14,250   Analysts International Corp.............................................................      491,625
   8,300   Harbinger Corp.*........................................................................      231,362

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
  13,400   ISG International Software Group Ltd.* (Israel).........................................  $   189,275
  10,300   Keane, Inc.*............................................................................      418,437
   7,800   Manugistics Group, Inc.*................................................................      346,125
   6,400   PRI Automation, Inc.*...................................................................      184,800
   9,200   Scopus Technology, Inc.*................................................................      110,400
  11,000   SMART Modular Technologies, Inc.*.......................................................      250,250
   9,300   STB Systems, Inc.*......................................................................      203,437
                                                                                                     -----------
                                                                                                       2,425,711
                                                                                                     -----------
           COMPUTERS (2.3%)
   9,000   Data General Corp.*.....................................................................      156,937
   8,200   Gulfstream Aerospace Corp.*.............................................................      239,850
  10,500   Micron Electronics, Inc.*...............................................................       95,156
   5,800   MICROS Systems, Inc.*...................................................................      261,000
                                                                                                     -----------
                                                                                                         752,943
                                                                                                     -----------
           CONSUMER SERVICES (0.8%)
  11,000   E*TRADE Group, Inc.*....................................................................      253,000
                                                                                                     -----------
           DRUGS (1.3%)
   8,500   Elan Corp. PLC (ADR)* (Ireland).........................................................      435,094
                                                                                                     -----------
           ELECTRICAL EQUIPMENT (0.7%)
  10,200   JPM Co.*................................................................................      211,650
                                                                                                     -----------
           ELECTRONICS (3.1%)
   2,000   Analog Devices, Inc.*...................................................................       55,375
   6,600   Sawtek, Inc.*...........................................................................      173,250
  12,400   Sipex Corp.*............................................................................      375,100
   6,600   Teradyne, Inc.*.........................................................................      211,200
   5,000   Vitesse Semiconductor Corp.*............................................................      188,750
                                                                                                     -----------
                                                                                                       1,003,675
                                                                                                     -----------
           ELECTRONICS - SEMICONDUCTORS/COMPONENTS (1.9%)
   6,200   CFM Technologies, Inc.*.................................................................       94,550
   5,300   Etec Systems, Inc.*.....................................................................      245,787
   6,900   Kulicke & Soffa Industries, Inc.*.......................................................      128,512
   6,500   TriQuint Semiconductor, Inc.*...........................................................      131,625
                                                                                                     -----------
                                                                                                         600,474
                                                                                                     -----------
           ENVIRONMENTAL CONTROL (1.5%)
   5,200   Culligan Water Technologies, Inc.*......................................................      261,300
   5,500   U.S.A Waste Services, Inc.*.............................................................      215,875
                                                                                                     -----------
                                                                                                         477,175
                                                                                                     -----------
           FINANCIAL SERVICES (1.5%)
   7,000   Arcadia Financial Ltd...................................................................       52,062
  12,000   HealthCare Financial Partners*..........................................................      420,000
                                                                                                     -----------
                                                                                                         472,062
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL APPRECIATION
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           FOOD PROCESSING (0.7%)
   8,100   International Multifoods Corp...........................................................  $   229,331
                                                                                                     -----------
           HEALTH SERVICES (1.2%)
  19,500   Assisted Living Concepts, Inc.*.........................................................      385,125
                                                                                                     -----------
           HEALTHCARE (1.6%)
  15,000   Allegiance Corp.........................................................................      531,562
                                                                                                     -----------
           HEALTHCARE - MISCELLANEOUS (1.1%)
  12,100   Superior Consultant Holdings Corp.*.....................................................      356,950
                                                                                                     -----------
           HOSPITAL RELATED (0.4%)
   5,200   Genesis Health Ventures, Inc.*..........................................................      137,150
                                                                                                     -----------
           INSURANCE (0.7%)
   7,400   Penn Treaty American Corp.*.............................................................      234,950
                                                                                                     -----------
           LEISURE (0.5%)
  12,000   Funco, Inc.*............................................................................      174,000
                                                                                                     -----------
           MACHINERY (1.1%)
  10,600   National-Oilwell, Inc.*.................................................................      362,387
                                                                                                     -----------
           MACHINERY - DIVERSIFIED (0.3%)
   1,700   Ade Corp................................................................................       29,537
   2,500   Advanced Energy Industries, Inc.*.......................................................       36,563
   1,500   Asyst Technologies, Inc.*...............................................................       32,625
                                                                                                     -----------
                                                                                                          98,725
                                                                                                     -----------
           MANUFACTURING - DIVERSIFIED (0.1%)
   1,800   Safety Components International, Inc....................................................       21,150
                                                                                                     -----------
           MEDICAL PRODUCTS & SUPPLIES (1.0%)
  19,600   Graham-Field Health Products, Inc.......................................................      327,075
                                                                                                     -----------
           MISCELLANEOUS (5.5%)
   3,500   Advance Paradigm, Inc...................................................................      111,125
   7,000   Agribiotech, Inc.*......................................................................      119,000
  15,000   Brunswick Technologies, Inc.*...........................................................      215,625
   6,400   Immunex Corp.*..........................................................................      345,600
   4,700   Innovex, Inc............................................................................      107,806
  12,000   ITEQ, Inc.*.............................................................................      137,250
  12,500   Mail-Well, Inc.*........................................................................      506,250
   7,400   Scotts Company (The) (Class A)*.........................................................      223,850
                                                                                                     -----------
                                                                                                       1,766,506
                                                                                                     -----------
           OIL & GAS (1.5%)
  11,800   Lomak Petroleum, Inc....................................................................      191,750
   9,900   Noble Drilling Corp.*...................................................................      303,188
                                                                                                     -----------
                                                                                                         494,938
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           OIL & GAS DRILLING (0.9%)
   8,000   Patterson Energy, Inc.*.................................................................  $   309,500
                                                                                                     -----------
           OIL & GAS EXPLORATION (1.2%)
  11,000   St. Mary Land & Exploration Co..........................................................      378,125
                                                                                                     -----------
           OIL EQUIPMENT & SERVICES (2.0%)
  20,000   Core Laboratories N.V...................................................................      360,000
   8,200   ENSCO International, Inc................................................................      274,700
                                                                                                     -----------
                                                                                                         634,700
                                                                                                     -----------
           PHARMACEUTICALS (3.7%)
  10,100   Alkermes, Inc.*.........................................................................      198,213
   9,500   Dura Pharmaceuticals, Inc.*.............................................................      435,813
   9,700   North American Vaccine, Inc.............................................................      241,894
   7,600   SangStat Medical Corp.*.................................................................      306,850
                                                                                                     -----------
                                                                                                       1,182,770
                                                                                                     -----------
           POLLUTION CONTROL (1.3%)
  12,000   American Disposal Services, Inc.........................................................      436,500
                                                                                                     -----------
           PUBLISHING (0.9%)
   7,900   Valassis Communications, Inc.*..........................................................      292,300
                                                                                                     -----------
           RETAIL (3.3%)
  11,300   Claire's Stores, Inc....................................................................      219,644
  10,900   Michaels Stores, Inc.*..................................................................      318,825
   7,900   Ross Stores, Inc........................................................................      287,363
   8,700   Stein Mart, Inc.*.......................................................................      230,550
                                                                                                     -----------
                                                                                                       1,056,382
                                                                                                     -----------
           RETAIL - SPECIALTY (1.6%)
   6,500   Cole National Corp. (Class A)*..........................................................      194,594
   7,675   Consolidated Stores Corp.*..............................................................      337,220
                                                                                                     -----------
                                                                                                         531,814
                                                                                                     -----------
           SEMICONDUCTORS (0.8%)
   2,500   ATMI, Inc...............................................................................       59,688
   5,100   KLA-Tencor Corp.*.......................................................................      196,669
                                                                                                     -----------
                                                                                                         256,357
                                                                                                     -----------
           SPECIALIZED SERVICES (0.8%)
   7,100   Service Corp. International.............................................................      262,256
                                                                                                     -----------
           STEEL (1.7%)
  12,100   Maverick Tube Corp.*....................................................................      300,988
  15,000   Steel Dynamics, Inc.*...................................................................      240,000
                                                                                                     -----------
                                                                                                         540,988
                                                                                                     -----------
           STEEL & IRON (0.7%)
  10,000   Tubos de Acero de Mexico S.A. de C.V. (ADR)* (Mexico)...................................      216,250
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL APPRECIATION
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           TELECOMMUNICATION EQUIPMENT (3.7%)
   2,400   Associated Group, Inc. (Class B)........................................................  $    69,600
  14,400   Davox Corp.*............................................................................      464,400
  15,400   Digital Microwave Corp.*................................................................      223,300
   9,300   DSC Communications Corp.*...............................................................      222,038
  12,400   P-COM, Inc.*............................................................................      213,900
                                                                                                     -----------
                                                                                                       1,193,238
                                                                                                     -----------
           TELECOMMUNICATIONS (1.6%)
   2,000   Advanced Fibre Communications, Inc.*....................................................       58,250
   7,200   Aerial Communications, Inc.*............................................................       51,300
   8,000   ARC International Corp..................................................................       50,000
   2,900   QUALCOMM, Inc.*.........................................................................      146,450
  10,500   Tel-Save Holdings, Inc.*................................................................      207,375
                                                                                                     -----------
                                                                                                         513,375
                                                                                                     -----------
           TRANSPORTATION (0.8%)
   2,500   Air Express International Corp..........................................................       75,313
   6,100   Trico Marine Service, Inc.*.............................................................      179,188
                                                                                                     -----------
                                                                                                         254,501
                                                                                                     -----------
           TRUCKERS (1.1%)
   7,100   Caliber System, Inc.....................................................................      345,681
                                                                                                     -----------
           WHOLESALE DISTRIBUTOR (0.7%)
  15,200   ADFlex Solutions, Inc.*.................................................................      243,200
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $23,974,391)...........................................................   25,358,531
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENTS (21.2%)
           U.S. GOVERNMENT AGENCY (a) (20.7%)
$  6,700   Federal Home Loan Bank 5.75% due 01/02/98 (AMORTIZED COST $6,698,930)...................    6,698,930
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------

           REPURCHASE AGREEMENT (0.5%)
$    151   The Bank of New York 3.875% due 01/02/98 (dated 12/31/97; proceeds $150,574) (b)
             (IDENTIFIED COST $150,541)............................................................  $   150,541
                                                                                                     -----------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $6,849,471)............................................................    6,849,471
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $30,823,862) (c)..........................................................   99.7 %   32,208,002

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    0.3         97,909
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 32,305,911
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $110,395 U.S. Treasury Bond 9.25% due 02/15/16 valued at $153,552.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,662,201 and the aggregate gross unrealized depreciation is $2,278,061, resulting in net unrealized appreciation of $1,384,140.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (88.9%)
           AGRICULTURE RELATED (2.1%)
 167,000   Archer-Daniels-Midland Co..............................................................  $  3,621,812
 150,000   Dekalb Genetics Corp. (Class B)........................................................     5,887,500
  66,666   Delta & Pine Land Co...................................................................     2,033,313
  50,000   Pioneer Hi-Bred International, Inc.....................................................     5,362,500
                                                                                                    ------------
                                                                                                      16,905,125
                                                                                                    ------------
           APPAREL (0.8%)
 200,000   Warnaco Group, Inc. (Class A)..........................................................     6,275,000
                                                                                                    ------------
           AUTO RELATED (0.4%)
  92,100   Budget Group, Inc. (Class A)*..........................................................     3,183,206
                                                                                                    ------------
           BANKS (8.8%)
  78,000   AmSouth Bancorporation.................................................................     4,236,375
  50,000   First Chicago NBD Corp.................................................................     4,175,000
 120,000   First of America Bank Corp.............................................................     9,255,000
 160,000   First Union Corp.......................................................................     8,200,000
 100,000   NationsBank Corp.......................................................................     6,081,250
 116,000   Norwest Corp...........................................................................     4,480,500
  34,000   State Street Corp......................................................................     1,978,375
 250,000   TCF Financial Corp.....................................................................     8,484,375
  74,000   U.S. Bancorp...........................................................................     8,283,375
  60,000   Union Planters Corp....................................................................     4,076,250
  26,000   Wells Fargo & Co.......................................................................     8,825,375
  40,000   Westamerica Bancorporation.............................................................     4,090,000
                                                                                                    ------------
                                                                                                      72,165,875
                                                                                                    ------------
           BIOTECHNOLOGY (2.8%)
  97,000   Alkermes, Inc.*........................................................................     1,903,625
 260,000   BioChem Pharma, Inc. (Canada)*.........................................................     5,411,250
 200,000   Centocor, Inc.*........................................................................     6,650,000
  19,000   Gilead Sciences, Inc.*.................................................................       726,750
 233,000   IDEC Pharmaceuticals Corp.*............................................................     8,009,375
                                                                                                    ------------
                                                                                                      22,701,000
                                                                                                    ------------
           CABLE & TELECOMMUNICATIONS (2.0%)
 220,000   Cox Communications, Inc. (Class A)*....................................................     8,813,750
 120,000   Time Warner, Inc.......................................................................     7,440,000
                                                                                                    ------------
                                                                                                      16,253,750
                                                                                                    ------------
           COMMUNICATIONS EQUIPMENT (1.1%)
  60,000   CIENA Corp.*...........................................................................     3,667,500
 120,000   Newbridge Networks Corp. (Canada)*.....................................................     4,185,000
  40,000   Tekelec*...............................................................................     1,220,000
                                                                                                    ------------
                                                                                                       9,072,500
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMPUTER SOFTWARE (8.2%)
 100,000   Arbor Software Corp.*..................................................................  $  4,037,500
 210,000   BEA Systems, Inc.*.....................................................................     3,635,625
 102,000   Citrix Systems, Inc.*..................................................................     7,752,000
 150,000   Computer Associates International, Inc.................................................     7,931,250
 230,000   Compuware Corp.*.......................................................................     7,360,000
  40,000   Great Plains Software, Inc.*...........................................................     1,090,000
 180,000   Legato Systems, Inc.*..................................................................     7,875,000
 225,000   Manugistics Group, Inc.*...............................................................     9,984,375
 240,000   PeopleSoft, Inc.*......................................................................     9,300,000
 171,000   Veritas Software Corp.*................................................................     8,656,875
                                                                                                    ------------
                                                                                                      67,622,625
                                                                                                    ------------
           CONSTRUCTION (1.1%)
 100,000   Kaufman & Broad Home Corp..............................................................     2,243,750
 240,000   Lafarge Corp...........................................................................     7,095,000
                                                                                                    ------------
                                                                                                       9,338,750
                                                                                                    ------------
           CONSUMER - NONCYCLICAL (4.6%)
  86,000   Clorox Co..............................................................................     6,799,375
 100,000   Crown Cork & Seal Co., Inc.............................................................     5,012,500
 150,000   General Mills, Inc.....................................................................    10,743,750
 132,000   Kroger Co.*............................................................................     4,875,750
  78,000   Lance, Inc.............................................................................     2,047,500
  10,000   McCormick & Co., Inc. (Non Vtg)........................................................       280,000
 100,000   Procter & Gamble Co....................................................................     7,981,250
                                                                                                    ------------
                                                                                                      37,740,125
                                                                                                    ------------
           CONSUMER BUSINESS SERVICES (3.4%)
 240,310   Cendant Corp.*.........................................................................     8,260,656
 200,000   Corrections Corp. of America*..........................................................     7,412,500
 150,000   Interpublic Group of Companies, Inc....................................................     7,471,875
  82,800   Service Corp. International............................................................     3,058,425
  40,000   U.S.A. Waste Services, Inc.*...........................................................     1,570,000
                                                                                                    ------------
                                                                                                      27,773,456
                                                                                                    ------------
           CONSUMER PRODUCTS (3.0%)
  30,000   CVS Corp...............................................................................     1,921,875
 200,000   Dominick's Supermarkets, Inc.*.........................................................     7,300,000
 150,000   Great Atlantic & Pacific Tea Co., Inc..................................................     4,453,125
  80,000   Rite Aid Corp..........................................................................     4,695,000
 100,000   Safeway, Inc.*.........................................................................     6,325,000
                                                                                                    ------------
                                                                                                      24,695,000
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           DRUGS (5.6%)
 100,000   ALZA Corp.*............................................................................  $  3,181,250
  90,000   Bristol-Myers Squibb Co................................................................     8,516,250
  59,000   Dura Pharmaceuticals, Inc.*............................................................     2,706,625
 120,000   Lilly (Eli) & Co.......................................................................     8,355,000
  70,000   Medicis Pharmaceutical Corp. (Class A)*................................................     3,587,500
 120,000   Pfizer, Inc............................................................................     8,947,500
  68,000   Schering-Plough Corp...................................................................     4,224,500
  50,000   Warner-Lambert Co......................................................................     6,200,000
                                                                                                    ------------
                                                                                                      45,718,625
                                                                                                    ------------
           ENTERTAINMENT (0.5%)
 100,000   Electronic Arts, Inc.*.................................................................     3,781,250
                                                                                                    ------------
           FINANCIAL - MISCELLANEOUS (2.5%)
  43,700   Affiliated Managers Group, Inc.*.......................................................     1,267,300
  30,000   American Express Co....................................................................     2,677,500
 110,000   Associates First Capital Corp. (Class A)...............................................     7,823,750
  78,000   Edwards (A.G.), Inc....................................................................     3,100,500
  56,100   Hambrecht & Quist Group*...............................................................     2,047,650
  50,000   Merrill Lynch & Co., Inc...............................................................     3,646,875
                                                                                                    ------------
                                                                                                      20,563,575
                                                                                                    ------------
           HEALTHCARE PRODUCTS & SERVICES (3.3%)
 217,500   Health Management Associates, Inc. (Class A)*..........................................     5,491,875
 220,000   Healthsouth Corp.*.....................................................................     6,105,000
 200,000   Renal Treatment Centers, Inc.*.........................................................     7,225,000
 250,000   Tenet Healthcare Corp.*................................................................     8,281,250
                                                                                                    ------------
                                                                                                      27,103,125
                                                                                                    ------------
           INSURANCE (4.2%)
 130,000   Equitable Companies, Inc...............................................................     6,467,500
  22,300   Executive Risk, Inc....................................................................     1,556,819
 109,800   Hartford Life, Inc. (Class A)..........................................................     4,975,312
  42,000   Marsh & McLennan Companies, Inc........................................................     3,131,625
  32,500   Nationwide Financial Services, Inc. (Class A)..........................................     1,174,062
 100,000   Provident Companies, Inc...............................................................     3,862,500
 100,000   Torchmark Corp.........................................................................     4,206,250
  94,500   Travelers Group, Inc...................................................................     5,091,187
  80,000   UNUM Corp..............................................................................     4,350,000
                                                                                                    ------------
                                                                                                      34,815,255
                                                                                                    ------------
           INTERNET (3.3%)
 100,000   America Online, Inc.*..................................................................     8,918,750
 165,000   Check Point Software Technologies Ltd.* (Israel).......................................     6,723,750

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
 200,000   CheckFree Holdings Corp.*..............................................................  $  5,400,000
 250,000   Netscape Communications Corp.*.........................................................     6,062,500
                                                                                                    ------------
                                                                                                      27,105,000
                                                                                                    ------------
           MEDIA GROUP (9.7%)
 121,410   CBS Corp...............................................................................     3,574,007
  67,500   Chancellor Media Corp.*................................................................     5,037,188
  61,600   Clear Channel Communications, Inc.*....................................................     4,893,350
 200,000   Heftel Broadcasting Corp. (Class A)*...................................................     9,350,000
 160,000   Jacor Communications, Inc.*............................................................     8,500,000
  61,000   Lin Television Corp.*..................................................................     3,324,500
 500,000   News Corp., Ltd. (ADR) (Australia).....................................................    11,156,250
 181,687   Outdoor Systems, Inc.*.................................................................     6,972,239
 135,000   Tribune Co.............................................................................     8,403,750
  33,500   Universal Outdoor Holdings, Inc.*......................................................     1,742,000
  66,600   Univision Communications, Inc. (Class A)*..............................................     4,649,513
 300,000   Viacom, Inc. (Class B)*................................................................    12,431,250
                                                                                                    ------------
                                                                                                      80,034,047
                                                                                                    ------------
           MEDICAL SUPPLIES (1.1%)
  84,000   Guidant Corp...........................................................................     5,229,000
 100,000   Mentor Corp............................................................................     3,650,000
  24,000   Somnus Medical Technologies, Inc.*.....................................................       298,500
                                                                                                    ------------
                                                                                                       9,177,500
                                                                                                    ------------
           REAL ESTATE (0.0%)
   3,900   LaSalle Partners, Inc.*................................................................       138,938
   8,500   Trammell Crow Co.*.....................................................................       218,875
                                                                                                    ------------
                                                                                                         357,813
                                                                                                    ------------
           RETAIL (10.1%)
  53,200   Barnes & Noble, Inc.*..................................................................     1,775,550
 170,000   Costco Companies, Inc.*................................................................     7,575,625
 120,000   Dayton-Hudson Corp.....................................................................     8,100,000
 322,500   Family Dollar Stores, Inc..............................................................     9,453,281
 150,000   General Nutrition Companies*...........................................................     5,081,250
 225,000   Hasbro, Inc............................................................................     7,087,500
 112,500   Home Depot, Inc........................................................................     6,623,438
 550,000   Kmart Corp.*...........................................................................     6,359,375
 320,000   Limited (The), Inc.....................................................................     8,160,000
 120,000   Payless ShoeSource, Inc.*..............................................................     8,055,000
 240,000   Proffitt's, Inc.*......................................................................     6,825,000
 200,000   Wal-Mart Stores, Inc...................................................................     7,887,500
                                                                                                    ------------
                                                                                                      82,983,519
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           SEMICONDUCTORS (0.1%)
  40,000   Vitesse Semiconductor Corp.*...........................................................  $  1,510,000
                                                                                                    ------------
           TELECOMMUNICATIONS (2.4%)
 200,000   LCI International, Inc.*...............................................................     6,150,000
 150,000   Pacific Gateway Exchange, Inc.*........................................................     8,062,500
 100,000   Teleport Communications Group Inc.*....................................................     5,487,537
                                                                                                    ------------
                                                                                                      19,700,037
                                                                                                    ------------
           TRANSPORTATION (0.9%)
 125,000   US Airways Group Inc.*.................................................................     7,812,500
                                                                                                    ------------
           UTILITIES (6.9%)
 210,000   Consolidated Edison Co. of New York, Inc...............................................     8,610,000
 150,000   Dominion Resources, Inc................................................................     6,384,375
 160,000   GTE Corp...............................................................................     8,360,000
 265,000   New York State Electric & Gas Corp.....................................................     9,407,500
 280,000   SCANA Corp.............................................................................     8,382,500
 200,000   Texas Utilities Co.....................................................................     8,312,500
 180,000   U.S. West Communications Group, Inc....................................................     8,122,500
                                                                                                    ------------
                                                                                                      57,579,375
                                                                                                    ------------
           TOTAL COMMON STOCKS
           (IDENTIFIED COST $603,563,479).........................................................   731,968,033
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           U.S. GOVERNMENT OBLIGATIONS (8.4%)
$ 59,100   U.S. Treasury Bond 6.375% due 08/15/27.................................................    62,352,273
  23,500   U.S. Treasury Note 0.00% due 11/15/19..................................................     6,294,240
                                                                                                    ------------

           TOTAL U.S. GOVERNMENT OBLIGATIONS
           (IDENTIFIED COST $66,400,693)..........................................................    68,646,513
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------

           SHORT-TERM INVESTMENTS (3.6%)
           U.S. GOVERNMENT AGENCY (a) (3.6%)
$ 29,300   Federal Home Loan Mortgage Corp. 6.00% due 01/02/98
             (AMORTIZED COST $29,295,117).........................................................  $ 29,295,117
                                                                                                    ------------

           REPURCHASE AGREEMENT (0.0%)
     274   The Bank of New York 3.875% due 01/02/98 (dated 12/31/97; proceeds $274,232) (b)
             (IDENTIFIED COST $274,173)...........................................................       274,173
                                                                                                    ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $29,569,290)..........................................................    29,569,290
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $699,533,462) (c)........................................................  100.9 %   830,183,836

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (0.9)     (7,093,554)
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 823,090,282
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $273,473 U.S. Treasury Note 5.875% due 02/28/99 valued at $279,657.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $142,629,367 and the aggregate gross unrealized depreciation is $11,978,993, resulting in net unrealized appreciation of $130,650,374.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (62.5%)
           AEROSPACE & DEFENSE (2.0%)
  62,000   General Motors Corp. (Class H).........................................................  $  2,290,125
  60,500   Honeywell, Inc.........................................................................     4,144,250
  34,868   Raytheon Co. (Class A).................................................................     1,719,468
  63,300   Watkins-Johnson Co.....................................................................     1,641,844
                                                                                                    ------------
                                                                                                       9,795,687
                                                                                                    ------------
           AIRLINES (1.0%)
 100,000   Continental Airlines, Inc. (Class B)*..................................................     4,812,500
                                                                                                    ------------
           ALUMINUM (0.7%)
  52,000   Aluminum Co. of America................................................................     3,659,500
                                                                                                    ------------
           APPLIANCES & HOUSEHOLD DURABLES (0.9%)
 125,000   Maytag Corp............................................................................     4,664,062
                                                                                                    ------------
           AUTOMOTIVE (1.7%)
 122,900   Chrysler Corp..........................................................................     4,324,544
  85,000   Ford Motor Co..........................................................................     4,138,437
                                                                                                    ------------
                                                                                                       8,462,981
                                                                                                    ------------
           BANKS (1.8%)
  64,000   NationsBank Corp.......................................................................     3,892,000
  14,050   Wells Fargo & Co.......................................................................     4,769,097
                                                                                                    ------------
                                                                                                       8,661,097
                                                                                                    ------------
           BANKS - MONEY CENTER (1.5%)
  33,300   Chase Manhattan Corp...................................................................     3,646,350
  30,000   Citicorp...............................................................................     3,793,125
                                                                                                    ------------
                                                                                                       7,439,475
                                                                                                    ------------
           BEVERAGES - SOFT DRINKS (0.8%)
 104,900   PepsiCo, Inc...........................................................................     3,822,294
                                                                                                    ------------
           CABLE & TELECOMMUNICATIONS (1.0%)
 170,000   U.S. West Media Group, Inc.*...........................................................     4,908,750
                                                                                                    ------------
           CHEMICALS (1.8%)
  45,800   Dow Chemical Co........................................................................     4,648,700
 104,200   Monsanto Co............................................................................     4,376,400
                                                                                                    ------------
                                                                                                       9,025,100
                                                                                                    ------------
           COMMUNICATIONS EQUIPMENT (2.4%)
  76,650   Cisco Systems, Inc.*...................................................................     4,273,237
  46,400   Lucent Technologies, Inc...............................................................     3,706,200
  72,100   Tellabs, Inc.*.........................................................................     3,798,769
                                                                                                    ------------
                                                                                                      11,778,206
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMPUTER EQUIPMENT (1.1%)
  42,500   Dell Computer Corp.*...................................................................  $  3,570,000
 104,200   Seagate Technology, Inc.*..............................................................     2,005,850
                                                                                                    ------------
                                                                                                       5,575,850
                                                                                                    ------------
           COMPUTER SOFTWARE (0.8%)
  30,300   Microsoft Corp.*.......................................................................     3,914,381
                                                                                                    ------------
           COMPUTERS (2.4%)
  91,600   Diebold, Inc...........................................................................     4,637,250
 114,000   Gateway 2000, Inc.*....................................................................     3,719,250
  92,900   Sun Microsystems, Inc.*................................................................     3,704,387
                                                                                                    ------------
                                                                                                      12,060,887
                                                                                                    ------------
           ELECTRIC - MAJOR (0.9%)
  59,200   General Electric Co....................................................................     4,343,800
                                                                                                    ------------
           ENTERTAINMENT/GAMING (0.7%)
 149,000   Mirage Resorts, Inc.*..................................................................     3,389,750
                                                                                                    ------------
           FINANCIAL SERVICES (2.8%)
  50,000   American Express Co....................................................................     4,462,500
  87,300   Fannie Mae.............................................................................     4,981,556
  83,850   Travelers Group, Inc...................................................................     4,517,419
                                                                                                    ------------
                                                                                                      13,961,475
                                                                                                    ------------
           FOODS (1.8%)
  60,300   General Mills, Inc.....................................................................     4,318,987
  95,000   Kellogg Co.............................................................................     4,714,375
                                                                                                    ------------
                                                                                                       9,033,362
                                                                                                    ------------
           HEALTHCARE - HMOS (0.7%)
 175,000   Humana, Inc.*..........................................................................     3,631,250
                                                                                                    ------------
           HOUSEHOLD PRODUCTS (0.9%)
  57,800   Colgate-Palmolive Co...................................................................     4,248,300
                                                                                                    ------------
           INSURANCE (2.6%)
  41,500   Ace, Ltd. (Bermuda)....................................................................     4,004,750
  38,500   American International Group, Inc......................................................     4,186,875
  96,000   Equitable Companies, Inc...............................................................     4,776,000
                                                                                                    ------------
                                                                                                      12,967,625
                                                                                                    ------------
           INTERNET (0.9%)
  50,300   America Online, Inc.*..................................................................     4,486,131
                                                                                                    ------------
           MEDIA GROUP (1.0%)
  64,500   Clear Channel Communications, Inc.*....................................................     5,123,719
                                                                                                    ------------
           OIL - DOMESTIC (0.8%)
  48,300   Atlantic Richfield Co..................................................................     3,870,037
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           OIL INTEGRATED - DOMESTIC (1.5%)
  68,000   Amerada Hess Corp......................................................................  $  3,731,500
 151,000   Union Pacific Resources Group, Inc.....................................................     3,661,750
                                                                                                    ------------
                                                                                                       7,393,250
                                                                                                    ------------
           OIL INTEGRATED - INTERNATIONAL (3.1%)
  64,200   Exxon Corp.............................................................................     3,928,237
  55,200   Mobil Corp.............................................................................     3,984,750
  72,300   Royal Dutch Petroleum Co. (ADR) (Netherlands)..........................................     3,917,756
  65,700   Texaco, Inc............................................................................     3,572,437
                                                                                                    ------------
                                                                                                      15,403,180
                                                                                                    ------------
           PAPER PRODUCTS (1.3%)
  82,400   Bowater, Inc...........................................................................     3,661,650
  64,200   Champion International Corp............................................................     2,909,062
                                                                                                    ------------
                                                                                                       6,570,712
                                                                                                    ------------
           PHARMACEUTICALS (4.3%)
  64,300   Abbott Laboratories....................................................................     4,215,669
  56,300   American Home Products Corp............................................................     4,306,950
  68,400   Johnson & Johnson......................................................................     4,505,850
  66,600   Lilly (Eli) & Co.......................................................................     4,637,025
  29,100   Warner-Lambert Co......................................................................     3,608,400
                                                                                                    ------------
                                                                                                      21,273,894
                                                                                                    ------------
           PROPERTY - CASUALTY INSURANCE (0.9%)
  58,000   Chubb Corp.............................................................................     4,386,250
                                                                                                    ------------
           RETAIL (0.8%)
  77,300   May Department Stores Co...............................................................     4,072,744
                                                                                                    ------------
           RETAIL - DEPARTMENT STORES (0.6%)
 265,000   Kmart Corp.*...........................................................................     3,064,062
                                                                                                    ------------
           RETAIL - SPECIALTY (4.5%)
 122,400   Bed Bath & Beyond, Inc.*...............................................................     4,697,100
 106,000   Costco Companies, Inc.*................................................................     4,723,625
 190,000   Eagle Hardware & Garden, Inc.*.........................................................     3,681,250
  76,300   Home Depot, Inc........................................................................     4,492,163
  68,300   Payless ShoeSource, Inc.*..............................................................     4,584,638
                                                                                                    ------------
                                                                                                      22,178,776
                                                                                                    ------------
           RETAIL - SPECIALTY APPAREL (2.7%)
 125,700   Gap, Inc...............................................................................     4,454,494
 170,000   Limited (The), Inc.....................................................................     4,335,000
 163,000   Wet Seal, Inc. (Class A)*..............................................................     4,808,500
                                                                                                    ------------
                                                                                                      13,597,994
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           SAVINGS & LOAN ASSOCIATIONS (1.7%)
  46,000   Golden West Financial Corp.............................................................  $  4,499,375
  60,300   Washington Mutual, Inc.................................................................     3,844,125
                                                                                                    ------------
                                                                                                       8,343,500
                                                                                                    ------------
           SEMICONDUCTOR EQUIPMENT (1.9%)
  79,000   Altera Corp.*..........................................................................     2,616,875
  80,800   Applied Materials, Inc.*...............................................................     2,429,050
  56,500   KLA-Tencor Corp.*......................................................................     2,178,781
  71,700   Teradyne, Inc.*........................................................................     2,294,400
                                                                                                    ------------
                                                                                                       9,519,106
                                                                                                    ------------
           SEMICONDUCTORS (1.2%)
  45,000   Intel Corp.............................................................................     3,158,438
 113,000   Micron Technology, Inc.*...............................................................     2,938,000
                                                                                                    ------------
                                                                                                       6,096,438
                                                                                                    ------------
           SHOES (0.6%)
  79,500   Nike, Inc. (Class B)...................................................................     3,120,375
                                                                                                    ------------
           STEEL & IRON (0.8%)
  78,600   Nucor Corp.............................................................................     3,797,363
                                                                                                    ------------
           TELECOMMUNICATIONS (1.8%)
 175,000   Frontier Corp..........................................................................     4,210,938
 191,000   Winstar Communications, Inc.*..........................................................     4,763,063
                                                                                                    ------------
                                                                                                       8,974,001
                                                                                                    ------------
           TOBACCO (0.9%)
 100,000   Philip Morris Companies, Inc...........................................................     4,531,250
                                                                                                    ------------
           TRUCKERS (0.6%)
 126,600   Yellow Corp.*..........................................................................     3,172,913
                                                                                                    ------------
           WHOLESALE DISTRIBUTOR (0.3%)
  95,000   CHS Electronics, Inc.*.................................................................     1,591,250
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $277,707,969).........................................................   310,723,277
                                                                                                    ------------

PRINCIPAL
 AMOUNT
   IN
THOUSANDS
--------
          CORPORATE BONDS (10.1%)
          AEROSPACE & DEFENSE (0.2%)
$ 1,000   Raytheon Co.
            7.20% due 08/15/27....................................................................     1,045,880
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
 AMOUNT
   IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
          BANKS (0.8%)
$ 1,000   Central Fidelity Capital I, Inc. (Series A)
            6.758%+ due 04/15/27..................................................................  $  1,018,930
  1,000   Norwest Financial, Inc.
            6.20% due 02/15/01....................................................................     1,000,670
  2,000   St. Paul Bancorp, Inc.
            7.125% due 02/15/04...................................................................     2,047,580
                                                                                                    ------------
                                                                                                       4,067,180
                                                                                                    ------------
          BANKS - REGIONAL (0.4%)
  2,000   Firstar Bank Milwaukee
            6.25% due 12/01/02....................................................................     2,005,000
                                                                                                    ------------
          BROKERAGE (1.6%)
  2,000   Bear Stearns Co., Inc.
            6.75% due 12/15/07....................................................................     2,010,660
  2,000   Lehman Brothers Holdings, Inc. (Series E)
            6.50% due 07/18/00....................................................................     2,010,840
  2,000   Paine Webber Group, Inc.
            6.79% due 10/04/04....................................................................     2,029,940
  2,000   Salomon, Inc.
            6.65% due 07/15/01....................................................................     2,022,640
                                                                                                    ------------
                                                                                                       8,074,080
                                                                                                    ------------
          CABLE & TELECOMMUNICATIONS (0.2%)
  1,000   TCI Communications, Inc.
            8.75% due 08/01/15....................................................................     1,157,910
                                                                                                    ------------
          FINANCE - CONSUMER (0.3%)
  1,500   Commercial Credit Co.
            6.50% due 06/01/05....................................................................     1,503,180
                                                                                                    ------------
          FINANCIAL SERVICES (3.1%)
  3,000   Advanta National Bank
            5.98% due 02/10/98....................................................................     2,999,460
  2,000   Arkwright CSN Trust - 144A**
            9.625% due 08/15/26...................................................................     2,345,000
  3,000   Centura Capital Trust I - 144A**
            8.845% due 06/01/27...................................................................     3,333,750
  3,000   Markel Capital Trust I (Series B)
            8.71% due 01/01/46....................................................................     3,269,550
  1,000   MBIA Inc.
            7.15% due 07/15/27....................................................................     1,052,760
  2,000   Orion Capital Trust I
            8.73% due 01/01/37....................................................................     2,180,000
                                                                                                    ------------
                                                                                                      15,180,520
                                                                                                    ------------
          METALS & MINING (0.4%)
  2,000   Placer Dome, Inc. (Canada)
            8.50% due 12/31/45....................................................................     1,897,500
                                                                                                    ------------

PRINCIPAL
 AMOUNT
   IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
          MISCELLANEOUS (0.4%)
$ 1,000   Northrop-Grumman Corp.
            7.875% due 03/01/26...................................................................  $  1,116,740
  1,000   Solutia, Inc.
            7.375% due 10/15/27...................................................................     1,034,060
                                                                                                    ------------
                                                                                                       2,150,800
                                                                                                    ------------
          OIL & GAS (0.4%)
  2,000   Noble Affiliates, Inc.
            7.25% due 08/01/97....................................................................     2,006,520
                                                                                                    ------------
          OIL INTEGRATED - DOMESTIC (0.4%)
  1,950   Mitchell Energy & Development Corp.
            6.75% due 02/15/04....................................................................     1,956,845
                                                                                                    ------------
          REAL ESTATE (0.4%)
  2,000   Crescent Real Estate Equities Co. - 144A**
            6.625% due 09/15/02...................................................................     1,997,440
                                                                                                    ------------
          RETAIL - DEPARTMENT STORES (0.6%)
  2,500   Shopko Stores, Inc.
            8.50% due 03/15/02....................................................................     2,661,600
                                                                                                    ------------
          RETAIL - SPECIALTY (0.4%)
  2,000   Staples, Inc.
            7.125% due 08/15/07...................................................................     2,041,580
                                                                                                    ------------
          UTILITIES - TELEPHONE (0.3%)
  1,000   GTE Corp.
            8.75% due 11/01/21....................................................................     1,201,820
                                                                                                    ------------
          WASTE MANAGEMENT (0.2%)
  1,000   USA Waste Services, Inc.
            6.50% due 12/15/02....................................................................     1,000,000
                                                                                                    ------------

          TOTAL CORPORATE BONDS
          (IDENTIFIED COST $48,709,691)...........................................................    49,947,855
                                                                                                    ------------

          U.S. GOVERNMENT & AGENCY OBLIGATIONS (10.7%)
  3,000   Federal Home Loan Mortgage Corp.
            6.943% due 03/21/07...................................................................     3,183,570
  1,000   U.S. Treasury Bond
            6.375% due 08/15/27...................................................................     1,055,030
  5,000   U.S. Treasury Bond
            6.625% due 02/15/27...................................................................     5,429,200
 10,000   U.S. Treasury Note
            5.00% due 01/31/98....................................................................     9,994,500
  3,000   U.S. Treasury Note
            5.125% due 02/28/98...................................................................     2,997,780

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
 AMOUNT
   IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
$ 4,000   U.S. Treasury Note
            5.875% due 02/28/99...................................................................  $  4,011,040
  2,000   U.S. Treasury Note
            6.375% due 05/15/99...................................................................     2,018,440
    500   U.S. Treasury Note
            6.50% due 04/30/99....................................................................       505,470
  7,000   U.S. Treasury Note
            6.875% due 08/31/99...................................................................     7,131,670
  5,000   U.S. Treasury Note
            6.875% due 03/31/00...................................................................     5,124,500
 11,000   U.S. Treasury Note
            6.875% due 05/15/06...................................................................    11,771,430
                                                                                                    ------------

          TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
          (IDENTIFIED COST $52,998,860)...........................................................    53,222,630
                                                                                                    ------------

          SHORT-TERM INVESTMENTS (16.3%)
          U.S. GOVERNMENT AGENCIES (a) (16.2%)
 30,000   Federal Home Loan Banks 5.75-5.80% due 01/02/98-01/07/98................................    29,977,456
 50,825   Federal National Mortgage Association 5.72-5.73% due 01/08/98-01/13/98..................    50,743,012
                                                                                                    ------------

          TOTAL U.S. GOVERNMENT AGENCIES
          (AMORTIZED COST $80,720,468)............................................................    80,720,468
                                                                                                    ------------

PRINCIPAL
 AMOUNT
   IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------

          REPURCHASE AGREEMENT (0.1%)
$   461   The Bank of New York 3.875% due 01/02/98 (dated 12/31/97; proceeds $460,749) (b)
            (IDENTIFIED COST $460,650)............................................................  $    460,650
                                                                                                    ------------

          TOTAL SHORT-TERM INVESTMENTS
          (IDENTIFIED COST $81,181,118)...........................................................    81,181,118
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $460,597,638) (C)........................................................   99.6 %   495,074,880

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.4       1,953,265
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 497,028,145
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
 + Floating rate security. Coupon rate shown is the rate in effect at December 31, 1997.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $459,575 U.S. Treasury Note 5.875% due 08/31/99 valued at $469,863.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $52,453,509 and the aggregate gross unrealized depreciation is $17,976,267, resulting in net unrealized appreciation of $34,477,242.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                   MONEY         QUALITY           HIGH                          INCOME
                                   MARKET      INCOME PLUS        YIELD         UTILITIES        BUILDER
----------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value *.....................  $335,393,493  $  470,339,601  $  367,556,450  $  456,474,943   $55,572,428
Cash..........................        11,373        --             2,298,669          25,000       --
Receivable for:
    Investments sold..........       --             --              --              --             --
    Shares of beneficial
      interest sold...........       264,484         108,023         366,216          85,475       223,206
    Dividends.................       --             --              --             1,065,120        91,817
    Interest..................       688,162       6,934,333       8,114,681         918,812       404,511
    Foreign withholding taxes
      reclaimed...............       --             --              --              --             --
Receivable from affiliate.....       --             --              --              --              16,403
Prepaid expenses and other
  assets......................         3,212           6,229           4,788           5,905       --
                                ------------  --------------  --------------  --------------   -----------
     TOTAL ASSETS.............   336,360,724     477,388,186     378,340,804     458,575,255    56,308,365
                                ------------  --------------  --------------  --------------   -----------
LIABILITIES:
Written call options
  outstanding, at value.......       --             --              --              --             --
Payable for:
    Investments purchased.....       --            1,989,458      10,000,000        --             831,962
    Shares of beneficial
      interest repurchased....       583,989         140,351          76,514         137,901         2,392
    Investment management
      fee.....................       154,313         213,451         162,642         259,020        30,070
Accrued expenses and other
  payables....................        44,273          55,418          40,377          44,078        21,108
                                ------------  --------------  --------------  --------------   -----------
     TOTAL LIABILITIES........       782,575       2,398,678      10,279,533         440,999       885,532
                                ------------  --------------  --------------  --------------   -----------
NET ASSETS:
Paid-in-capital...............   335,578,084     475,844,420     450,437,980     293,549,661    51,578,863
Accumulated undistributed net
  investment income (loss)....            65             148         294,896              53            41
Accumulated undistributed net
  realized gain (loss)........       --          (23,243,545)    (63,345,465)     24,234,386       773,374
Net unrealized appreciation
  (depreciation)..............       --           22,388,485     (19,326,140)    140,350,156     3,070,555
                                ------------  --------------  --------------  --------------   -----------
     NET ASSETS...............  $335,578,149  $  474,989,508  $  368,061,271  $  458,134,256   $55,422,833
                                ------------  --------------  --------------  --------------   -----------
                                ------------  --------------  --------------  --------------   -----------
     *IDENTIFIED COST.........  $335,393,493  $  447,951,116  $  386,882,590  $  316,124,787   $52,501,873
                                ------------  --------------  --------------  --------------   -----------
                                ------------  --------------  --------------  --------------   -----------
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....   335,578,084      44,123,343      60,135,547      24,650,021     4,711,055
                                ------------  --------------  --------------  --------------   -----------
                                ------------  --------------  --------------  --------------   -----------
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............         $1.00          $10.77           $6.12          $18.59        $11.76
                                ------------  --------------  --------------  --------------   -----------
                                ------------  --------------  --------------  --------------   -----------
------------------
**   Includes foreign cash of $86,512 and $21,164, respectively.
***  Premiums received $267,260.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1997
                                                                 GLOBAL
                                   DIVIDEND       CAPITAL       DIVIDEND      EUROPEAN      PACIFIC      CAPITAL
                                    GROWTH         GROWTH        GROWTH        GROWTH       GROWTH     APPRECIATION    EQUITY
--------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value *.....................  $1,898,267,697  $137,179,616  $478,597,892  $390,490,656  $68,662,387  $32,208,002  $830,183,836
Cash..........................        --             --            523,453       388,583**     633,493**     --          --
Receivable for:
    Investments sold..........       8,697,540        79,847     2,185,527       108,123       18,543      --          6,472,342
    Shares of beneficial
      interest sold...........         881,113        96,973       205,562        89,352       17,550       97,011       344,355
    Dividends.................       3,448,301        46,525       856,401       445,269       85,864        3,476       269,590
    Interest..................         883,340            22         3,856         6,509       37,726           16     1,423,127
    Foreign withholding taxes
      reclaimed...............        --             --            394,518       600,133      --           --            --
Receivable from affiliate.....        --             --            --            --           --            18,086       --
Prepaid expenses and other
  assets......................          12,994           948         4,229           506          762            6         4,430
                                --------------  ------------  ------------  ------------  -----------  -----------  ------------
     TOTAL ASSETS.............   1,912,190,985   137,403,931   482,771,438   392,129,131   69,456,325   32,326,597   838,697,680
                                --------------  ------------  ------------  ------------  -----------  -----------  ------------
LIABILITIES:
Written call options
  outstanding, at value.......        --             --            --            --           265,000***     --          --
Payable for:
    Investments purchased.....       3,699,280    10,102,470       503,943       150,204       26,579      --         14,981,760
    Shares of beneficial
      interest repurchased....       1,618,588        97,925       196,846        54,746       71,631        2,600       220,523
    Investment management
      fee.....................         885,557        73,534       323,656       350,605       64,413      --            357,209
Accrued expenses and other
  payables....................          81,802        29,926       133,533       132,323      125,165       18,086        47,906
                                --------------  ------------  ------------  ------------  -----------  -----------  ------------
     TOTAL LIABILITIES........       6,285,227    10,303,855     1,157,978       687,878      552,788       20,686    15,607,398
                                --------------  ------------  ------------  ------------  -----------  -----------  ------------
NET ASSETS:
Paid-in-capital...............   1,289,995,423    96,754,405   405,875,384   266,541,003  116,472,573   30,969,777   579,416,117
Accumulated undistributed net
  investment income (loss)....             141         9,662       (74,436)    5,394,724    2,054,796      209,858       --
Accumulated undistributed net
  realized gain (loss)........     185,014,381     8,843,005    47,370,806    30,237,204  (26,966,368)    (257,864)  113,023,791
Net unrealized appreciation
  (depreciation)..............     430,895,813    21,493,004    28,441,706    89,268,322  (22,657,464)   1,384,140   130,650,374
                                --------------  ------------  ------------  ------------  -----------  -----------  ------------
     NET ASSETS...............  $1,905,905,758  $127,100,076  $481,613,460  $391,441,253  $68,903,537  $32,305,911  $823,090,282
                                --------------  ------------  ------------  ------------  -----------  -----------  ------------
                                --------------  ------------  ------------  ------------  -----------  -----------  ------------
     *IDENTIFIED COST.........  $1,467,371,884  $115,686,612  $450,139,081  $301,199,765  $91,320,929  $30,823,862  $699,533,462
                                --------------  ------------  ------------  ------------  -----------  -----------  ------------
                                --------------  ------------  ------------  ------------  -----------  -----------  ------------
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....      88,256,107     6,947,418    34,680,608    16,628,832   11,264,299    2,854,685    24,511,800
                                --------------  ------------  ------------  ------------  -----------  -----------  ------------
                                --------------  ------------  ------------  ------------  -----------  -----------  ------------
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............          $21.60        $18.29        $13.89        $23.54        $6.12       $11.32        $33.58
                                --------------  ------------  ------------  ------------  -----------  -----------  ------------
                                --------------  ------------  ------------  ------------  -----------  -----------  ------------


                                 STRATEGIST
------------------------------
ASSETS:
Investments in securities, at
  value *.....................  $495,074,880
Cash..........................       --
Receivable for:
    Investments sold..........       --
    Shares of beneficial
      interest sold...........       107,575
    Dividends.................       267,318
    Interest..................     2,016,790
    Foreign withholding taxes
      reclaimed...............       --
Receivable from affiliate.....       --
Prepaid expenses and other
  assets......................         6,635
                                ------------
     TOTAL ASSETS.............   497,473,198
                                ------------
LIABILITIES:
Written call options
  outstanding, at value.......       --
Payable for:
    Investments purchased.....       --
    Shares of beneficial
      interest repurchased....       173,615
    Investment management
      fee.....................       222,817
Accrued expenses and other
  payables....................        48,621
                                ------------
     TOTAL LIABILITIES........       445,053
                                ------------
NET ASSETS:
Paid-in-capital...............   410,247,461
Accumulated undistributed net
  investment income (loss)....            62
Accumulated undistributed net
  realized gain (loss)........    52,303,380
Net unrealized appreciation
  (depreciation)..............    34,477,242
                                ------------
     NET ASSETS...............  $497,028,145
                                ------------
                                ------------
     *IDENTIFIED COST.........  $460,597,638
                                ------------
                                ------------
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....    33,589,395
                                ------------
                                ------------
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............        $14.80
                                ------------
                                ------------

DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1997
                                                  QUALITY
                                    MONEY         INCOME           HIGH                          INCOME
                                   MARKET          PLUS            YIELD         UTILITIES      BUILDER*
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

INCOME
Interest......................  $  19,856,775  $  33,318,522   $  39,904,178   $   3,537,001   $   735,605
Dividends.....................       --             --              --            13,784,320**     600,057**
                                -------------  -------------   -------------   -------------   -----------
     TOTAL INCOME.............     19,856,775     33,318,522      39,904,178      17,321,321     1,335,662
                                -------------  -------------   -------------   -------------   -----------
EXPENSES
Investment management fee.....      1,764,304      2,301,725       1,539,080       2,710,383       170,282
Professional fees.............         28,271         31,458          29,468          30,153        18,848
Custodian fees................         20,977         53,009          26,126          28,366        26,715
Shareholder reports and
  notices.....................         23,726         25,683          19,691          26,668         5,343
Trustees' fees and expenses...          1,353          3,091             945           1,832            38
Transfer agent fees and
  expenses....................            500            500             500             500           500
Other.........................          4,373         12,525          10,618           7,024         2,107
                                -------------  -------------   -------------   -------------   -----------
     TOTAL EXPENSES...........      1,843,504      2,427,991       1,626,428       2,804,926       223,833
Less: amounts
  waived/assumed..............       --             --              --              --            (189,050)
                                -------------  -------------   -------------   -------------   -----------
     NET EXPENSES.............      1,843,504      2,427,991       1,626,428       2,804,926        34,783
                                -------------  -------------   -------------   -------------   -----------
     NET INVESTMENT INCOME....     18,013,271     30,890,531      38,277,750      14,516,395     1,300,879
                                -------------  -------------   -------------   -------------   -----------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............       --            4,211,639         184,126      24,274,209       773,374
    Options written...........       --             --              --              --             --
    Foreign exchange
      transactions............       --             --              --              --             --
                                -------------  -------------   -------------   -------------   -----------
     NET GAIN (LOSS)..........       --            4,211,639         184,126      24,274,209       773,374
                                -------------  -------------   -------------   -------------   -----------
Net change in unrealized
  appreciation/ depreciation
  on:
    Investments...............       --           12,724,498      (2,939,937)     61,888,240     3,070,555
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............       --             --              --              --             --
                                -------------  -------------   -------------   -------------   -----------
     NET APPRECIATION
     (DEPRECIATION)...........       --           12,724,498      (2,939,937)     61,888,240     3,070,555
                                -------------  -------------   -------------   -------------   -----------
     NET GAIN (LOSS)..........       --           16,936,137      (2,755,811)     86,162,449     3,843,929
                                -------------  -------------   -------------   -------------   -----------
NET INCREASE (DECREASE).......  $  18,013,271  $  47,826,668   $  35,521,939   $ 100,678,844   $ 5,144,808
                                -------------  -------------   -------------   -------------   -----------
                                -------------  -------------   -------------   -------------   -----------
------------------
 *   For the period January 21, 1997 (commencement of operations) through
     December 31, 1997.
**   Net of $129,452, $107, $139,529, $1,492, $1,056,020, $1,203,783, $205,546
     and $21,722 foreign withholding tax, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1997
                                                              GLOBAL
                                  DIVIDEND      CAPITAL      DIVIDEND      EUROPEAN        PACIFIC         CAPITAL
                                   GROWTH       GROWTH        GROWTH        GROWTH         GROWTH       APPRECIATION*
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

INCOME
Interest......................  $  3,324,923   $ 434,870   $    451,996   $   571,504   $     180,552   $    196,097
Dividends.....................    38,767,567**   338,223**    9,977,541**   7,167,296**     2,839,959**       13,761
                                ------------   ---------   ------------   -----------   -------------   -------------
     TOTAL INCOME.............    42,092,490     773,093     10,429,537     7,738,800       3,020,511        209,858
                                ------------   ---------   ------------   -----------   -------------   -------------
EXPENSES
Investment management fee.....     8,563,208     698,171      3,183,049     3,589,371       1,195,454        120,968
Professional fees.............        29,499      27,933         32,299        33,728          32,670         20,713
Custodian fees................        79,729      26,653        323,336       352,078         453,370         11,870
Shareholder reports and
  notices.....................       108,128       5,935         29,232        25,051          12,722          2,911
Trustees' fees and expenses...         5,580         245          1,173           944             465              4
Transfer agent fees and
  expenses....................           500         500            500           500             500            500
Other.........................        10,993       3,674         10,349        19,319          22,168        --
                                ------------   ---------   ------------   -----------   -------------   -------------
     TOTAL EXPENSES...........     8,797,637     763,111      3,579,938     4,020,991       1,717,349        156,966
Less: amounts
  waived/assumed..............       --           --            --            --             --             (156,966)
                                ------------   ---------   ------------   -----------   -------------   -------------
     NET EXPENSES.............     8,797,637     763,111      3,579,938     4,020,991       1,717,349        --
                                ------------   ---------   ------------   -----------   -------------   -------------
     NET INVESTMENT INCOME....    33,294,853       9,982      6,849,599     3,717,809       1,303,162        209,858
                                ------------   ---------   ------------   -----------   -------------   -------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............   187,796,245   9,166,337     48,913,165    31,694,166     (18,184,858)      (257,864)
    Options written...........       --           --            --            --               67,380        --
    Foreign exchange
      transactions............       --           --            (68,992)    2,021,800        (272,769)       --
                                ------------   ---------   ------------   -----------   -------------   -------------
     NET GAIN (LOSS)..........   187,796,245   9,166,337     48,844,173    33,715,966     (18,390,247)      (257,864)
                                ------------   ---------   ------------   -----------   -------------   -------------
Net change in unrealized
  appreciation/ depreciation
  on:
    Investments...............   131,882,494   11,601,734   (13,055,989)   15,515,742     (29,854,379)     1,384,140
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............       --           --            (27,162)      (28,740)            218        --
                                ------------   ---------   ------------   -----------   -------------   -------------
     NET APPRECIATION
     (DEPRECIATION)...........   131,882,494   11,601,734   (13,083,151)   15,487,002     (29,854,161)     1,384,140
                                ------------   ---------   ------------   -----------   -------------   -------------
     NET GAIN (LOSS)..........   319,678,739   20,768,071    35,761,022    49,202,968     (48,244,408)     1,126,276
                                ------------   ---------   ------------   -----------   -------------   -------------
NET INCREASE (DECREASE).......  $352,973,592   $20,778,053 $ 42,610,621   $52,920,777   $ (46,941,246)  $  1,336,134
                                ------------   ---------   ------------   -----------   -------------   -------------
                                ------------   ---------   ------------   -----------   -------------   -------------


                                   EQUITY       STRATEGIST
------------------------------
INVESTMENT INCOME:
INCOME
Interest......................  $   3,150,825  $ 13,603,014
Dividends.....................      4,283,552**    3,428,837
                                -------------  ------------
     TOTAL INCOME.............      7,434,377    17,031,851
                                -------------  ------------
EXPENSES
Investment management fee.....      3,306,222     2,361,054
Professional fees.............         25,700        28,272
Custodian fees................         50,311        32,189
Shareholder reports and
  notices.....................         42,469        25,720
Trustees' fees and expenses...          1,704         1,177
Transfer agent fees and
  expenses....................            500           500
Other.........................          6,838         7,410
                                -------------  ------------
     TOTAL EXPENSES...........      3,433,744     2,456,322
Less: amounts
  waived/assumed..............       --             --
                                -------------  ------------
     NET EXPENSES.............      3,433,744     2,456,322
                                -------------  ------------
     NET INVESTMENT INCOME....      4,000,633    14,575,529
                                -------------  ------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............    114,548,760    52,520,724
    Options written...........       --             --
    Foreign exchange
      transactions............       --             --
                                -------------  ------------
     NET GAIN (LOSS)..........    114,548,760    52,520,724
                                -------------  ------------
Net change in unrealized
  appreciation/ depreciation
  on:
    Investments...............     87,770,605    (8,667,550)
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............       --             --
                                -------------  ------------
     NET APPRECIATION
     (DEPRECIATION)...........     87,770,605    (8,667,550)
                                -------------  ------------
     NET GAIN (LOSS)..........    202,319,365    43,853,174
                                -------------  ------------
NET INCREASE (DECREASE).......  $ 206,319,998  $ 58,428,703
                                -------------  ------------
                                -------------  ------------

DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       QUALITY INCOME PLUS
                                         MONEY MARKET             ------------------------------
                                -------------------------------   FOR THE YEAR
                                 FOR THE YEAR     FOR THE YEAR        ENDED        FOR THE YEAR
                                ENDED DECEMBER   ENDED DECEMBER   DECEMBER 31,    ENDED DECEMBER
                                   31, 1997         31, 1996          1997           31, 1996
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........  $  18,013,271    $  14,442,540    $ 30,890,531    $  32,950,563
Net realized gain.............       --               --             4,211,639       (2,603,573)
Net change in unrealized
  appreciation/depreciation...       --               --            12,724,498      (24,916,368)
                                --------------   --------------   -------------   --------------
     NET INCREASE.............     18,013,271       14,442,540      47,826,668        5,430,622
                                --------------   --------------   -------------   --------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........    (18,013,450)     (14,442,318)    (30,957,912)     (33,491,200)
Net realized gain.............       --               --               --              --
                                --------------   --------------   -------------   --------------
     TOTAL....................    (18,013,450)     (14,442,318)    (30,957,912)     (33,491,200)
                                --------------   --------------   -------------   --------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......    186,625,741      199,781,437      20,704,612       18,363,915
Reinvestment of dividends and
  distributions...............     18,013,450       14,442,318      30,957,912       33,491,200
Cost of shares repurchased....   (209,298,904)    (123,772,522)    (68,201,984)     (69,712,880)
                                --------------   --------------   -------------   --------------
     NET INCREASE
     (DECREASE)...............     (4,659,713)      90,451,233     (16,539,460)     (17,857,765)
                                --------------   --------------   -------------   --------------
     TOTAL INCREASE
     (DECREASE)...............     (4,659,892)      90,451,455         329,296      (45,918,343)
NET ASSETS:
Beginning of period...........    340,238,041      249,786,586     474,660,212      520,578,555
                                --------------   --------------   -------------   --------------
     END OF PERIOD............  $ 335,578,149    $ 340,238,041    $474,989,508    $ 474,660,212
                                --------------   --------------   -------------   --------------
                                --------------   --------------   -------------   --------------
UNDISTRIBUTED NET INVESTMENT
INCOME........................  $          65    $         244    $        148    $      67,529
                                --------------   --------------   -------------   --------------
                                --------------   --------------   -------------   --------------
SHARES ISSUED AND REPURCHASED:
Sold..........................    186,625,741      199,781,437       1,958,805        1,751,757
Issued in reinvestment of
  dividends and
  distributions...............     18,013,450       14,442,318       2,970,264        3,241,058
Repurchased...................   (209,298,904)    (123,772,522)     (6,558,494)      (6,752,796)
                                --------------   --------------   -------------   --------------
NET INCREASE (DECREASE).......     (4,659,713)      90,451,233      (1,629,425)      (1,759,981)
                                --------------   --------------   -------------   --------------
                                --------------   --------------   -------------   --------------
------------------
 *   For the period January 21, 1997 (commencement of operations) through
     December 31, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          INCOME
                                       HIGH YIELD                   UTILITIES            BUILDER*
                               --------------------------- --------------------------- -------------        DIVIDEND GROWTH
                               FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  ------------------------------
                                   ENDED         ENDED         ENDED         ENDED         ENDED      FOR THE YEAR    FOR THE YEAR
                               DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  ENDED DECEMBER  ENDED DECEMBER
                                   1997          1996          1997          1996          1997         31, 1997        31, 1996
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income......... $ 38,277,750  $ 25,415,550  $ 14,516,395  $ 16,513,033  $  1,300,879  $   33,294,853  $   26,113,139
Net realized gain.............      184,126    (5,282,128)   24,274,209     5,380,515       773,374     187,796,245      76,341,307
Net change in unrealized
  appreciation/depreciation...   (2,939,937)    2,235,871    61,888,240    14,769,561     3,070,555     131,882,494     126,566,513
                               ------------- ------------- ------------- ------------- ------------- --------------  --------------
     NET INCREASE.............   35,521,939    22,369,293   100,678,844    36,663,109     5,144,808     352,973,592     229,020,959
                               ------------- ------------- ------------- ------------- ------------- --------------  --------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........  (37,998,064)  (25,894,730)  (14,516,342)  (16,518,454)   (1,300,838)    (33,294,817)    (26,130,248)
Net realized gain.............      --            --         (5,380,346)   (1,186,573)      --          (76,862,062)    (25,851,911)
                               ------------- ------------- ------------- ------------- ------------- --------------  --------------
     TOTAL....................  (37,998,064)  (25,894,730)  (19,896,688)  (17,705,027)   (1,300,838)   (110,156,879)    (51,982,159)
                               ------------- ------------- ------------- ------------- ------------- --------------  --------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......   94,751,829    97,281,752    10,084,184    10,173,470    51,206,002     315,154,387     216,135,874
Reinvestment of dividends and
  distributions...............   37,998,064    25,894,730    19,896,688    17,705,027     1,300,838     110,156,879      51,982,159
Cost of shares repurchased....  (21,761,038)  (14,412,089)  (93,290,638)  (85,244,858)     (927,977)    (50,626,648)    (22,169,232)
                               ------------- ------------- ------------- ------------- ------------- --------------  --------------
     NET INCREASE
     (DECREASE)...............  110,988,855   108,764,393   (63,309,766)  (57,366,361)   51,578,863     374,684,618     245,948,801
                               ------------- ------------- ------------- ------------- ------------- --------------  --------------
     TOTAL INCREASE
     (DECREASE)...............  108,512,730   105,238,956    17,472,390   (38,408,279)   55,422,833     617,501,331     422,987,601
NET ASSETS:
Beginning of period...........  259,548,541   154,309,585   440,661,866   479,070,145       --        1,288,404,427     865,416,826
                               ------------- ------------- ------------- ------------- ------------- --------------  --------------
     END OF PERIOD............ $368,061,271  $259,548,541  $458,134,256  $440,661,866  $ 55,422,833  $1,905,905,758  $1,288,404,427
                               ------------- ------------- ------------- ------------- ------------- --------------  --------------
                               ------------- ------------- ------------- ------------- ------------- --------------  --------------
UNDISTRIBUTED NET INVESTMENT
INCOME........................ $    294,896  $     15,210  $         53  $    --       $         41  $          141  $          105
                               ------------- ------------- ------------- ------------- ------------- --------------  --------------
                               ------------- ------------- ------------- ------------- ------------- --------------  --------------
SHARES ISSUED AND REPURCHASED:
Sold..........................   15,438,103    15,513,116       586,036       688,255     4,681,304      15,299,661      12,705,268
Issued in reinvestment of
  dividends and
  distributions...............    6,235,666     4,153,525     1,234,020     1,195,247       114,240       5,383,295       3,121,829
Repurchased...................   (3,542,834)   (2,293,681)   (5,905,011)   (5,772,285)      (84,489)     (2,443,929)     (1,315,470)
                               ------------- ------------- ------------- ------------- ------------- --------------  --------------
NET INCREASE (DECREASE).......   18,130,935    17,372,960    (4,084,955)   (3,888,783)    4,711,055      18,239,027      14,511,627
                               ------------- ------------- ------------- ------------- ------------- --------------  --------------
                               ------------- ------------- ------------- ------------- ------------- --------------  --------------

DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                       CAPITAL GROWTH
                                -----------------------------         GLOBAL DIVIDEND GROWTH
                                FOR THE YEAR    FOR THE YEAR    ----------------------------------
                                    ENDED           ENDED        FOR THE YEAR      FOR THE YEAR
                                DECEMBER 31,    DECEMBER 31,    ENDED DECEMBER    ENDED DECEMBER
                                    1997            1996           31, 1997          31, 1996
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........  $      9,982    $    406,814    $   6,849,599       $   5,178,815
Net realized gain.............     9,166,337      11,957,509       48,844,173          17,454,295
Net change in unrealized
  appreciation/depreciation...    11,601,734      (4,318,064)     (13,083,151)         21,236,500
                                -------------   -------------   --------------   -----------------
     NET INCREASE
     (DECREASE)...............    20,778,053       8,046,259       42,610,621          43,869,610
                                -------------   -------------   --------------   -----------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........      (406,792)       (132,322)      (7,198,015)         (5,251,753)
Net realized gain.............   (11,642,832)     (1,337,440)     (17,705,621)         (6,985,312)
                                -------------   -------------   --------------   -----------------
     TOTAL....................   (12,049,624)     (1,469,762)     (24,903,636)        (12,237,065)
                                -------------   -------------   --------------   -----------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......    33,654,933      21,627,226      124,800,012          90,625,831
Reinvestment of dividends and
  distributions...............    12,049,624       1,469,762       24,903,636          12,237,065
Cost of shares repurchased....   (14,195,060)     (9,806,505)     (20,618,115)         (5,413,023)
                                -------------   -------------   --------------   -----------------
     NET INCREASE
     (DECREASE)...............    31,509,497      13,290,483      129,085,533          97,449,873
                                -------------   -------------   --------------   -----------------
     TOTAL INCREASE
     (DECREASE)...............    40,237,926      19,866,980      146,792,518         129,082,418
NET ASSETS:
Beginning of period...........    86,862,150      66,995,170      334,820,942         205,738,524
                                -------------   -------------   --------------   -----------------
     END OF PERIOD............  $127,100,076    $ 86,862,150    $ 481,613,460       $ 334,820,942
                                -------------   -------------   --------------   -----------------
                                -------------   -------------   --------------   -----------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $      9,662    $    406,472    $     (74,436)      $     348,453
                                -------------   -------------   --------------   -----------------
                                -------------   -------------   --------------   -----------------
SHARES ISSUED AND REPURCHASED:
Sold..........................     1,796,050       1,329,674        8,901,084           7,330,384
Issued in reinvestment of
  dividends and
  distributions...............       710,054          96,568        1,756,694           1,008,262
Repurchased...................      (774,142)       (611,382)      (1,479,827)           (440,583)
                                -------------   -------------   --------------   -----------------
NET INCREASE (DECREASE).......     1,731,962         814,860        9,177,951           7,898,063
                                -------------   -------------   --------------   -----------------
                                -------------   -------------   --------------   -----------------
------------------
 *   For the period January 21, 1997 (commencement of operations) through
     December 31, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            CAPITAL
                                      EUROPEAN GROWTH               PACIFIC GROWTH        APPRECIATION*           EQUITY
                                ----------------------------  --------------------------  ------------  --------------------------
                                                FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR
                                 FOR THE YEAR      ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                ENDED DECEMBER  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                   31, 1997         1996          1997          1996          1997          1997          1996
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........  $   3,717,809   $ 2,264,492   $ 1,303,162   $ 1,412,599   $   209,858   $ 4,000,633   $ 2,556,972
Net realized gain.............     33,715,966    19,547,703   (18,390,247)   (2,475,077)     (257,864)  114,548,760    42,116,968
Net change in unrealized
  appreciation/depreciation...     15,487,002    41,074,663   (29,854,161)    3,540,345     1,384,140    87,770,605     5,775,201
                                --------------  ------------  ------------  ------------  ------------  ------------  ------------
     NET INCREASE
     (DECREASE)...............     52,920,777    62,886,858   (46,941,246)    2,477,867     1,336,134   206,319,998    50,449,141
                                --------------  ------------  ------------  ------------  ------------  ------------  ------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........     (3,760,260)     (531,371)   (1,891,258)   (1,651,362)      --         (4,001,396)   (2,577,952)
Net realized gain.............    (18,466,454)  (11,996,632)      --            --            --        (43,430,509)  (54,814,557)
                                --------------  ------------  ------------  ------------  ------------  ------------  ------------
     TOTAL....................    (22,226,714)  (12,528,003)   (1,891,258)   (1,651,362)      --        (47,431,905)  (57,392,509)
                                --------------  ------------  ------------  ------------  ------------  ------------  ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......     69,322,769    60,993,831    27,108,335    66,862,929    33,834,119   150,537,439   132,116,853
Reinvestment of dividends and
  distributions...............     22,226,714    12,528,003     1,891,258     1,651,362       --         47,431,905    57,392,509
Cost of shares repurchased....    (33,224,347)   (9,578,044)  (55,800,009)  (23,134,634)   (2,864,342)  (55,675,579)  (20,436,940)
                                --------------  ------------  ------------  ------------  ------------  ------------  ------------
     NET INCREASE
     (DECREASE)...............     58,325,136    63,943,790   (26,800,416)   45,379,657    30,969,777   142,293,765   169,072,422
                                --------------  ------------  ------------  ------------  ------------  ------------  ------------
     TOTAL INCREASE
     (DECREASE)...............     89,019,199   114,302,645   (75,632,920)   46,206,162    32,305,911   301,181,858   162,129,054
NET ASSETS:
Beginning of period...........    302,422,054   188,119,409   144,536,457    98,330,295       --        521,908,424   359,779,370
                                --------------  ------------  ------------  ------------  ------------  ------------  ------------
     END OF PERIOD............  $ 391,441,253   $302,422,054  $68,903,537   $144,536,457  $32,305,911   $823,090,282  $521,908,424
                                --------------  ------------  ------------  ------------  ------------  ------------  ------------
                                --------------  ------------  ------------  ------------  ------------  ------------  ------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $   5,394,724   $ 2,259,627   $ 2,054,796   $ 1,663,988   $   209,858   $   --        $       763
                                --------------  ------------  ------------  ------------  ------------  ------------  ------------
                                --------------  ------------  ------------  ------------  ------------  ------------  ------------
SHARES ISSUED AND REPURCHASED:
Sold..........................      3,070,886     3,131,701     3,373,487     6,522,537     3,118,030     4,895,346     4,838,072
Issued in reinvestment of
  dividends and
  distributions...............        983,918       677,922       188,937       173,462       --          1,670,194     2,452,920
Repurchased...................     (1,452,789)     (514,185)   (6,804,802)   (2,326,246)     (263,345)   (1,832,698)     (770,532)
                                --------------  ------------  ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE).......      2,602,015     3,295,438    (3,242,378)    4,369,753     2,854,685     4,732,842     6,520,460
                                --------------  ------------  ------------  ------------  ------------  ------------  ------------
                                --------------  ------------  ------------  ------------  ------------  ------------  ------------

DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                       STRATEGIST
                               --------------------------
                               FOR THE YEAR  FOR THE YEAR
                                  ENDED         ENDED
                               DECEMBER 31,  DECEMBER 31,
                                   1997          1996
---------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income......... $14,575,529   $13,143,825
Net realized gain.............  52,520,724     9,836,251
Net change in unrealized
  appreciation/depreciation...  (8,667,550)   32,734,426
                               ------------  ------------
     NET INCREASE.............  58,428,703    55,714,502
                               ------------  ------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income......... (14,592,034)  (13,174,571)
Net realized gain............. (10,026,602)   (3,569,367)
                               ------------  ------------
     TOTAL.................... (24,618,636)  (16,743,938)
                               ------------  ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......  49,903,217    25,629,890
Reinvestment of dividends and
  distributions...............  24,618,636    16,743,938
Cost of shares repurchased.... (35,071,627)  (46,155,709)
                               ------------  ------------
     NET INCREASE
     (DECREASE)...............  39,450,226    (3,781,881)
                               ------------  ------------
     TOTAL INCREASE...........  73,260,293    35,188,683
NET ASSETS:
Beginning of period........... 423,767,852   388,579,169
                               ------------  ------------
     END OF PERIOD............ $497,028,145  $423,767,852
                               ------------  ------------
                               ------------  ------------
UNDISTRIBUTED NET INVESTMENT
INCOME........................ $        62   $    16,567
                               ------------  ------------
                               ------------  ------------
SHARES ISSUED AND REPURCHASED:
Sold..........................   3,393,163     1,954,971
Issued in reinvestment of
  dividends and
  distributions...............   1,704,636     1,285,378
Repurchased...................  (2,398,648)   (3,573,439)
                               ------------  ------------
NET INCREASE (DECREASE).......   2,699,151      (333,090)
                               ------------  ------------
                               ------------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Investments in the Fund may be made only by (1) Northbrook Life Insurance Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; (2) Allstate Life Insurance Company of New York to fund the benefits under variable annuity contracts it issues; (3) Glenbrook Life and Annuity Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; and (4) Paragon Life Insurance Company to fund the benefits under variable life insurance contracts it issues to certain employees of Morgan Stanley, Dean Witter, Discover & Co., the parent company of Dean Witter InterCapital Inc. (the "Investment Manager").

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of thirteen Portfolios ("Portfolios") which commenced operations as follows:

                                 COMMENCEMENT OF                                  COMMENCEMENT OF
PORTFOLIO                          OPERATIONS    PORTFOLIO                          OPERATIONS
------------------------------  -----------------------------------------------  -----------------
Money Market..................      March 9, 1984 Global Dividend Growth........ February 23, 1994
Quality Income Plus...........      March 1, 1987 European Growth...............     March 1, 1991
High Yield....................      March 9, 1984 Pacific Growth................ February 23, 1994
Utilities.....................      March 1, 1990 Capital Appreciation..........  January 21, 1997
Income Builder................   January 21, 1997 Equity........................     March 9, 1984
Dividend Growth...............      March 1, 1990 Strategist....................     March 1, 1987
Capital Growth................      March 1, 1991

The investment objectives of each Portfolio are as follows:


     PORTFOLIO                                INVESTMENT OBJECTIVE
Money Market            Seeks high current income, preservation of capital and liquidity by investing in short-term money market instruments.
Quality Income Plus     Seeks, as its primary objective, to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective, by investing primarily in U.S. Government securities and higher-rated fixed income securities.
High Yield              Seeks, as its primary objective, to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective, by investing primarily in lower-rated fixed income securities.
Utilities               Seeks to provide current income and long-term growth of income and capital by investing primarily in equity and fixed income securities of companies engaged in the public utilities industry.
Income Builder          Seeks, as its primary objective, to earn reasonable income and, as a secondary objective, growth of capital by investing
                        primarily in income-producing equity securities.

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

     PORTFOLIO                                INVESTMENT OBJECTIVE
Dividend Growth         Seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stocks of companies with a record of paying dividends and the potential for increasing dividends.
Capital Growth          Seeks long-term capital growth by investing primarily in common stocks.
Global Dividend         Seeks to provide reasonable current income and long-term growth
Growth                  of income and capital by investing primarily in common stocks of companies, issued by issuers worldwide, with a record of paying dividends and the potential for increasing dividends.
European Growth         Seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in
                        Europe.
Pacific Growth          Seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in
                        Asia, Australia and New Zealand.
Capital Appreciation    Seeks long-term capital appreciation by investing primarily in the common stocks of U.S. companies that offer the potential for either superior earnings growth and/or appear to be undervalued.
Equity                  Seeks, as its primary objective, capital growth and, as a
                        secondary objective, income, but only when consistent with its primary objective, by investing primarily in common stocks.
Strategist              Seeks a high total investment return through a fully managed investment policy utilizing equity, investment grade fixed income and money market securities and writing covered options.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: Securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (4) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or, in the case of

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

European Growth and Pacific Growth, by Morgan Grenfell Investment Services Limited (the "Sub-Adviser")) that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (5) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the securities valued by such pricing service; and (6) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. Money Market amortizes premiums and accretes discounts on securities owned; gains and losses realized upon the sale of securities are based on amortized cost. Discounts for all other Portfolios are accreted over the life of the respective securities.

C. ACCOUNTING FOR OPTIONS -- (1) Written options on debt obligations, equities and foreign currency: When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

exercise of the option; and (2) purchased options on debt obligations, equities and foreign currency: When the Fund purchases a call or put option, the premium paid is recorded as an investment and is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Portfolios may enter into forward foreign currency contracts which are valued daily at the appropriate forward exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/ loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement (the "Agreement"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolios' net assets determined at the close of each business day: Money Market, High Yield and Strategist -- 0.50%; Quality Income Plus -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.45% to the portion of daily net assets exceeding $500 million; Utilities -- 0.65% to the portion of daily net assets not exceeding $500 million and 0.55% to the portion of daily net assets exceeding $500 million; Capital Growth -- 0.65%; Global Dividend Growth, Capital Appreciation and Income Builder -- 0.75%; European Growth and Pacific Growth -- 1.0%; Dividend Growth -- 0.625% to the portion of daily net assets not exceeding $500 million, 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion and 0.475% to the portion of daily net assets exceeding $1 billion; and Equity -- 0.50% to the portion of daily net assets not exceeding $1 billion and 0.475% to the portion of daily net assets exceeding $1 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Adviser, the Sub-Adviser provides European Growth and Pacific Growth with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Adviser monthly compensation equal to 40% of its monthly compensation.

The Investment Manager has undertaken to reimburse all operating expenses and waive the compensation provided for in its Investment Management Agreement with Capital Appreciation and Income Builder until such time as the respective Portfolios have $50 million of net assets or July 31, 1998, whichever occurs first. Income Builder attained $50 million of net assets on December 3, 1997. At December 31, 1997, included in the Statements of Assets and Liabilities are receivables from an affiliate which represent expense reimbursements due to the Portfolios.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for Money Market), for the period ended December 31, 1997 were as follows:

                                           U.S. GOVERNMENT SECURITIES                 OTHER
                                          ----------------------------   --------------------------------
                                           PURCHASES    SALES/MATURITIES   PURCHASES     SALES/MATURITIES
                                          -----------   --------------   --------------  ----------------
Money Market............................  $19,206,653   $  14,842,160    $1,322,758,250  $  1,348,616,023
Quality Income Plus.....................  566,971,703     571,045,359       210,736,397       222,119,300
High Yield..............................      --             --             389,565,961       275,770,953
Utilities...............................      --             --              52,663,994       125,373,342
Income Builder..........................      801,583          40,381        57,136,711         9,551,777
Dividend Growth.........................      --            3,296,094       723,066,604       448,622,873
Capital Growth..........................      650,436       2,538,702       164,592,009       136,594,545
Global Dividend Growth..................      --             --             312,940,092       198,638,634
European Growth.........................      --             --             201,833,360       154,355,339
Pacific Growth..........................      --             --              66,481,393        92,660,527
Capital Appreciation....................      --             --              28,589,857         4,234,692
Equity..................................   74,242,691      23,113,718       913,474,791       873,139,301
Strategist..............................  122,501,744     147,959,220       478,265,005       487,919,364

Included in the payable for investments purchased at December 31, 1997 for Income Builder, Capital Growth and Global Dividend Growth, are $210,541, $2,889,990 and $214,463, respectively, for unsettled trades with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager. Included in the receivable for investments sold at December 31, 1997 for Dividend Growth, Equity and Global Dividend Growth are $1,726,318, $114,152 and $720,568, respectively, for unsettled trades with DWR.

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

Included in the receivable for investments sold at December 31, 1997 for Dividend Growth and Global Dividend Growth are $3,795,231 and $622,932, respectively, for unsettled trades with Morgan Stanley & Co. Inc. ("Morgan Stanley"), an affiliate of the Investment Manager since May 31, 1997. Included in the payable for investments purchased at December 31, 1997 for Income Builder and Capital Growth are $123,823 and $1,110,355, respectively, for unsettled trades with Morgan Stanley.

For the period ended December 31, 1997, the following Portfolios incurred brokerage commissions with DWR for portfolio transactions executed on behalf of the Portfolio:

                                                                  GLOBAL
                   INCOME         DIVIDEND        CAPITAL        DIVIDEND       CAPITAL
   UTILITIES      BUILDER          GROWTH          GROWTH         GROWTH      APPRECIATION      EQUITY       STRATEGIST
  -----------   ------------   --------------   ------------   ------------   ------------   ------------   ------------
  $    35,250   $     24,982   $      229,890   $     45,335   $     54,004   $    17,785    $    158,587   $    73,880
  -----------   ------------   --------------   ------------   ------------   ------------   ------------   ------------
  -----------   ------------   --------------   ------------   ------------   ------------   ------------   ------------

For the period May 31, 1997 through December 31, 1997, the following Portfolios incurred brokerage commisions with Morgan Stanley for portfolio transactions executed on behalf of the Portfolio:

                                           GLOBAL
            INCOME    DIVIDEND   CAPITAL  DIVIDEND  EUROPEAN   PACIFIC
UTILITIES   BUILDER    GROWTH    GROWTH    GROWTH    GROWTH    GROWTH   EQUITY   STRATEGIST
---------   -------   --------   -------  --------  --------   -------  -------  ----------
 $1,000      $710     $ 73,920   $10,305  $125,186   $4,655    $13,927  $69,900   $34,140
---------   -------   --------   -------  --------  --------   -------  -------  ----------
---------   -------   --------   -------  --------  --------   -------  -------  ----------

For the year ended December 31, 1997, European Growth and Pacific Growth incurred brokerage commissions of $4,473 and $10,285, respectively, with affiliates of the Sub-Adviser for portfolio transactions executed on behalf of the Portfolio.

Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1997 included in Trustees' fees and expenses in the Statement of Operations and the accrued pension liability included in accrued expenses in the Statement of Assets and Liabilities are as follows:

                                             AGGREGATE PENSION COST
            QUALITY                                           GLOBAL
   MONEY     INCOME    HIGH               DIVIDEND   CAPITAL DIVIDEND  EUROPEAN  PACIFIC
   MARKET     PLUS    YIELD   UTILITIES    GROWTH    GROWTH   GROWTH    GROWTH   GROWTH   EQUITY    STRATEGIST
  --------  --------  ------  ---------  ----------  ------  --------  --------  ------  ---------  ----------
  $    401  $   712   $ 187   $    671   $   1,084   $  83   $   208   $   155   $ 103   $    441   $     587
  --------  --------  ------  ---------  ----------  ------  --------  --------  ------  ---------  ----------
  --------  --------  ------  ---------  ----------  ------  --------  --------  ------  ---------  ----------

                                           ACCRUED PENSION LIABILITY
  $ 11,395  $ 7,626   $3,446  $  5,085   $   8,469   $ 346   $   538   $   725   $ 272   $  5,226   $   8,171
  --------  --------  ------  ---------  ----------  ------  --------  --------  ------  ---------  ----------
  --------  --------  ------  ---------  ----------  ------  --------  --------  ------  ---------  ----------

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

4. FEDERAL INCOME TAX STATUS

At December 31, 1997, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                                    AMOUNTS IN THOUSANDS
           Available through              -------------------------------------------------------------------------
              December 31,                 1998     1999    2000    2001    2002     2003    2004    2005    TOTAL
----------------------------------------  -------  ------  ------  ------  -------  ------  ------  ------  -------
Quality Income Plus.....................    --       --      --      --    $20,752    --    $2,491    --    $23,243
High Yield..............................  $34,291  $7,336  $3,057  $4,736    3,256  $2,984   5,521    --     61,181
Pacific Growth..........................    --       --      --      --      --      1,939   4,124  $11,428  17,491

During the year ended December 31, 1997, the following Portfolios utilized approximate net capital loss carryovers: Quality Income Plus - $4,096,000 and High Yield - $2,126,000.

Net capital and net foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 1997: Capital Growth - $389,000; Global Dividend Growth - $4,000; Pacific Growth - $8,545,000; Capital Appreciation - $30,000.

At December 31, 1997, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

                                             TEMPORARY DIFFERENCES            PERMANENT DIFFERENCES
                                          ----------------------------   -------------------------------
                                                        LOSS DEFERRALS      FOREIGN          EXPIRED
                                          POST-OCTOBER    FROM WASH         CURRENCY       CAPITAL LOSS
                                            LOSSES          SALES         GAINS/LOSSES     CARRYFORWARD
                                          -----------   --------------   --------------   --------------
High Yield..............................                      -                                 -
Utilities...............................                      -
Income Builder..........................                      -
Dividend Growth.........................                      -
Capital Growth..........................      -               -
Global Dividend Growth..................      -               -                -
European Growth.........................                      -                -
Pacific Growth..........................      -               -                -
Capital Appreciation....................      -
Equity..................................                      -

Additionally, Global Dividend Growth and Pacific Growth had temporary differences attributable to income from the mark-to-market of passive foreign investment companies ("PFICs") and European Growth and Pacific Growth had permanent differences attributable to tax adjustments on PFICs sold by the Portfolios.

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

To reflect reclassifications arising from the permanent differences, the following accounts were (charged) credited:

                                           ACCUMULATED
                                          UNDISTRIBUTED   ACCUMULATED
                                               NET       UNDISTRIBUTED
                                           INVESTMENT    NET REALIZED
                                          INCOME (LOSS)   GAIN (LOSS)   PAID-IN-CAPITAL
                                          -------------  -------------  ---------------
High Yield..............................                 $8,568,648     $   (8,568,648 )
Global Dividend Growth..................  $(74,473     )   74,473
European Growth.........................  3,177,548      (3,170,048   )         (7,500 )
Pacific Growth..........................   978,904       (978,904     )

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Global Dividend Growth, European Growth and Pacific Growth may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Such Portfolios may also purchase and write put options on foreign currencies in which the Portfolios' securities are denominated to protect against a decline in value of such securities due to currency devaluations.

Forward contracts and over-the-counter put options on foreign currencies involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts and over-the-counter put options on foreign currencies from the potential inability of the counterparties to meet the terms of their contracts.

At December 31, 1997, Global Dividend Growth and European Growth had outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions and to manage foreign currency exposure.

At December 31, 1997, European Growth's investments in securities of issuers in the United Kingdom represented 33.7% of the Portfolio's net assets. Pacific Growth's investments in securities of issuers in Hong Kong represented 33.8% of the Portfolio's net assets. These investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these regions.

At December 31, 1997, Global Dividend Growth's, European Growth's and Pacific Growth's cash balances consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the custodian of each Portfolio.

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

6. COMMITMENTS

As of December 31, 1997, Pacific Growth purchased shares which are subject to installment payments. At December 31, 1997, the Fund had outstanding commitments as follows:

                           OUTSTANDING
         ISSUER            COMMITMENT        INSTALLMENT PAYMENT TERMS
-------------------------  ------  ----------------------------------------
Far East Bank & Trust Co.  7,500   Balance payable in one installment upon
                                   notification by the issuer

DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                          NET ASSET
                            VALUE       NET       NET REALIZED   TOTAL FROM                DISTRIBUTIONS     TOTAL
                          BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO       DIVIDENDS AND
 YEAR ENDED DECEMBER 31   OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
MONEY MARKET
1988                      $    1.00    $0.070        --            $0.070    $   (0.070)       --        $   (0.070)
1989                           1.00     0.086        --             0.086        (0.086)       --            (0.086)
1990                           1.00     0.076        --             0.076        (0.076)       --            (0.076)
1991                           1.00     0.056        --             0.056        (0.056)       --            (0.056)
1992                           1.00     0.034        --             0.034        (0.034)       --            (0.034)
1993                           1.00     0.027        --             0.027        (0.027)       --            (0.027)
1994                           1.00     0.037        --             0.037        (0.037)       --            (0.037)
1995                           1.00     0.055        --             0.055        (0.055)       --            (0.055)
1996                           1.00     0.050        --             0.050        (0.050)       --            (0.050)
1997                           1.00     0.051        --             0.051        (0.051)       --            (0.051)
QUALITY INCOME PLUS
1988                           9.61      0.85        $(0.16)         0.69         (0.85)       --             (0.85)
1989                           9.45      0.88          0.28          1.16         (0.88)       --             (0.88)
1990                           9.73      0.86         (0.24)         0.62         (0.86)       --             (0.86)
1991                           9.49      0.85          0.85          1.70         (0.85)       --             (0.85)
1992                          10.34      0.77          0.05          0.82         (0.77)       --             (0.77)
1993                          10.39      0.69          0.64          1.33         (0.69)       --             (0.69)
1994                          11.03      0.69         (1.40)        (0.71)        (0.69)   $    (0.18)        (0.87)
1995                           9.45      0.72          1.50          2.22         (0.71)       --             (0.71)
1996                          10.96      0.71         (0.58)         0.13         (0.72)       --             (0.72)
1997                          10.37      0.70          0.40          1.10         (0.70)       --             (0.70)
HIGH YIELD
1988                           9.97      1.14         (0.05)         1.09         (1.14)       --             (1.14)
1989                           9.92      1.30         (2.40)        (1.10)        (1.30)       --             (1.30)
1990                           7.52      1.13         (2.91)        (1.78)        (1.13)        (0.06)*       (1.19)
1991                           4.55      0.70          1.81          2.51         (0.70)        (0.11)*       (0.81)
1992                           6.25      0.96          0.18          1.14         (0.96)       --             (0.96)
1993                           6.43      0.81          0.68          1.49         (0.81)       --             (0.81)
1994                           7.11      0.79         (0.95)        (0.16)        (0.79)       --             (0.79)
1995                           6.16      0.80          0.08          0.88         (0.78)       --             (0.78)
1996                           6.26      0.77         (0.06)         0.71         (0.79)       --             (0.79)
1997                           6.18      0.75         (0.06)         0.69         (0.75)       --             (0.75)
UTILITIES
1990(a)                       10.00      0.47         (0.04)         0.43         (0.41)       --             (0.41)
1991                          10.02      0.54          1.45          1.99         (0.54)       --             (0.54)
1992                          11.47      0.51          0.88          1.39         (0.52)       --             (0.52)
1993                          12.34      0.49          1.43          1.92         (0.50)        (0.02)        (0.52)
1994                          13.74      0.53         (1.75)        (1.22)        (0.52)        (0.08)        (0.60)
1995                          11.92      0.53          2.81          3.34         (0.58)       --             (0.58)
1996                          14.68      0.55          0.70          1.25         (0.55)        (0.04)        (0.59)
1997                          15.34      0.57          3.46          4.03         (0.57)        (0.21)        (0.78)
INCOME BUILDER
1997(d)                       10.00      0.44          1.76          2.20         (0.44)       --             (0.44)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                    RATIOS TO AVERAGE
                                                                        NET ASSETS
                                                                    ------------------
                                                                                  NET
                          NET ASSET      TOTAL       NET ASSETS                  INVESTMENT   PORTFOLIO      AVERAGE
                          VALUE END   INVESTMENT    END OF PERIOD                INCOME       TURNOVER      COMMISSION
                          OF PERIOD     RETURN+        (000'S)      EXPENSES     (LOSS)        RATE         RATE PAID
                          --------------------------------------------------------------------------------------------
MONEY MARKET
1988                      $    1.00        7.23%    $      77,304   0.62%        7.04%          N/A            N/A
1989                           1.00        9.05            76,701   0.58         8.67           N/A            N/A
1990                           1.00        7.89           118,058   0.57         7.60           N/A            N/A
1991                           1.00        5.75           104,277   0.57         5.62           N/A            N/A
1992                           1.00        3.43            96,151   0.59         3.38           N/A            N/A
1993                           1.00        2.75           129,925   0.57         2.71           N/A            N/A
1994                           1.00        3.81           268,624   0.55         3.93           N/A            N/A
1995                           1.00        5.66           249,787   0.53         5.52           N/A            N/A
1996                           1.00        5.11           340,238   0.52         4.97           N/A            N/A
1997                           1.00        5.23           335,578   0.52         5.10           N/A            N/A
QUALITY INCOME PLUS
1988                           9.45        7.32            28,037   0.73         8.87            277%          N/A
1989                           9.73       12.78            48,784   0.70         9.09            242           N/A
1990                           9.49        6.84            57,407   0.66         9.09            166           N/A
1991                          10.34       18.75            81,918   0.60         8.39            105           N/A
1992                          10.39        8.26           163,368   0.58         7.41            148           N/A
1993                          11.03       12.99           487,647   0.56         6.17            219           N/A
1994                           9.45       (6.63)          414,905   0.54         6.88            254           N/A
1995                          10.96       24.30           520,579   0.54         7.07            162           N/A
1996                          10.37        1.56           474,660   0.53         6.84            182           N/A
1997                          10.77       11.09           474,990   0.53         6.71            171           N/A
HIGH YIELD
1988                           9.92       10.83           192,290   0.56         11.06           140           N/A
1989                           7.52      (12.44)           96,359   0.55         13.94            54           N/A
1990                           4.55      (25.54)           27,078   0.69         17.98            42           N/A
1991                           6.25       58.14            34,603   1.01         12.29           300           N/A
1992                           6.43       18.35            40,042   0.74         14.05           204           N/A
1993                           7.11       24.08            90,200   0.60         11.80           177           N/A
1994                           6.16       (2.47)          111,934   0.59         11.71           105           N/A
1995                           6.26       14.93           154,310   0.54         12.67            58           N/A
1996                           6.18       11.98           259,549   0.51         12.59            57           N/A
1997                           6.12       11.87           368,061   0.53         12.44            95           N/A
UTILITIES
1990(a)                       10.02        4.52(1)         37,597   0.40(2)(3)   6.38(2)          46(1)        --
1991                          11.47       20.56            68,449   0.80         5.23             25           --
1992                          12.34       12.64           153,748   0.73         4.63             26           --
1993                          13.74       15.69           490,934   0.71         3.75             11           --
1994                          11.92       (9.02)          382,412   0.68         4.21             15           --
1995                          14.68       28.65           479,070   0.68         4.00             13           --
1996                          15.34        8.68           440,662   0.67         3.61              9        $  0.0543
1997                          18.59       27.15           458,134   0.67         3.48             13           0.0555
INCOME BUILDER
1997(d)                       11.76     22.38(1)           55,423   0.15(2)(6)   5.73(2)(6)       41(1)        0.0529

---------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                          NET ASSET
                            VALUE       NET       NET REALIZED   TOTAL FROM                DISTRIBUTIONS     TOTAL
                          BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO       DIVIDENDS AND
 YEAR ENDED DECEMBER 31   OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH
1990(a)                   $   10.00    $ 0.33        $(1.10)       $(0.77)   $    (0.30)       --        $    (0.30)
1991                           8.93      0.36          2.08          2.44         (0.37)       --             (0.37)
1992                          11.00      0.37          0.51          0.88         (0.37)       --             (0.37)
1993                          11.51      0.36          1.27          1.63         (0.36)       --             (0.36)
1994                          12.78      0.38         (0.80)        (0.42)        (0.37)       --             (0.37)
1995                          11.99      0.38          3.89          4.27         (0.41)   $    (0.26)        (0.67)
1996                          15.59      0.41          3.22          3.63         (0.41)        (0.41)        (0.82)
1997                          18.40      0.41          4.20          4.61         (0.41)        (1.00)        (1.41)
CAPITAL GROWTH
1991(b)                       10.00      0.15          2.67          2.82         (0.13)       --             (0.13)
1992                          12.69      0.07          0.13          0.20         (0.08)        (0.02)        (0.10)
1993                          12.79      0.08         (0.98)        (0.90)        (0.08)       --             (0.08)
1994                          11.81      0.10         (0.26)        (0.16)        (0.10)        (0.03)        (0.13)
1995                          11.52      0.10          3.68          3.78         (0.08)       --             (0.08)
1996                          15.22      0.08          1.65          1.73         (0.03)        (0.27)        (0.30)
1997                          16.65      0.01          3.90          3.91         (0.08)        (2.19)        (2.27)
GLOBAL DIVIDEND GROWTH
1994(c)                       10.00      0.23         (0.20)         0.03         (0.21)       --             (0.21)
1995                           9.82      0.24          1.90          2.14         (0.26)        (0.01)        (0.27)
1996                          11.69      0.24          1.75          1.99         (0.24)        (0.31)        (0.55)
1997                          13.13      0.22          1.37          1.59         (0.23)        (0.60)        (0.83)
EUROPEAN GROWTH
1991(b)                       10.00      0.25         (0.13)         0.12         (0.23)       --             (0.23)
1992                           9.89      0.08          0.32          0.40         (0.10)        (0.01)        (0.11)
1993                          10.18      0.12          3.98          4.10         (0.12)        (0.13)        (0.25)
1994                          14.03      0.17          0.96          1.13         (0.16)        (0.44)        (0.60)
1995                          14.56      0.20          3.50          3.70         (0.19)**      (0.54)        (0.73)
1996                          17.53      0.17          4.91          5.08         (0.04)        (1.01)        (1.05)
1997                          21.56      0.21          3.19          3.40         (0.24)        (1.18)        (1.42)
PACIFIC GROWTH
1994(c)                       10.00      0.07         (0.74)        (0.67)           --         (0.07)        (0.07)
1995                           9.26      0.12          0.41          0.53         (0.09)       --             (0.09)
1996                           9.70      0.05          0.32          0.37         (0.11)       --             (0.11)
1997                           9.96      0.12         (3.82)        (3.70)        (0.14)       --             (0.14)
CAPITAL APPRECIATION
1997(d)                       10.00      0.07          1.25          1.32            --        --                --

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                    RATIOS TO AVERAGE
                                                                        NET ASSETS
                                                                    ------------------
                                                                                  NET
                          NET ASSET      TOTAL       NET ASSETS                  INVESTMENT   PORTFOLIO      AVERAGE
                          VALUE END   INVESTMENT    END OF PERIOD                INCOME       TURNOVER      COMMISSION
                          OF PERIOD     RETURN+        (000'S)      EXPENSES     (LOSS)        RATE         RATE PAID
                          --------------------------------------------------------------------------------------------
DIVIDEND GROWTH
1990(a)                   $    8.93       (7.81)%(1) $      57,282  0.54%(2)(3)  4.50%(2)         19%(1)       --
1991                          11.00       27.76            98,023   0.73         3.61              6           --
1992                          11.51        8.16           192,551   0.69         3.42              4           --
1993                          12.78       14.34           483,145   0.68         3.01              6           --
1994                          11.99       (3.27)          572,952   0.64         3.13             20           --
1995                          15.59       36.38           865,417   0.61         2.75             24           --
1996                          18.40       23.96         1,288,404   0.57         2.46             23        $  0.0553
1997                          21.60       25.61         1,905,906   0.54         2.06             28           0.0552
CAPITAL GROWTH
1991(b)                       12.69       28.41(1)         18,400    -- (2)(4)   1.82(2)          32(1)        --
1992                          12.79        1.64            45,105   0.86         0.62             22           --
1993                          11.81       (6.99)           50,309   0.74         0.78             36           --
1994                          11.52       (1.28)           45,715   0.77         0.90             37           --
1995                          15.22       32.92            66,995   0.74         0.70             34           --
1996                          16.65       11.55            86,862   0.73         0.52             98           0.0570
1997                          18.29       24.54           127,100   0.71         0.01            139           0.0571
GLOBAL DIVIDEND GROWTH
1994(c)                        9.82        0.27(1)        138,486   0.87(2)(5)   2.62(2)          20(1)        --
1995                          11.69       22.14           205,739   0.88         2.23             55           --
1996                          13.13       17.49           334,821   0.85         1.94             39           0.0360
1997                          13.89       12.04           481,613   0.84         1.61             48           0.0283
EUROPEAN GROWTH
1991(b)                        9.89        1.34(1)          3.653    -- (2)(4)   3.18(2)          77(1)        --
1992                          10.18        3.99            10,686   1.73         0.74             97           --
1993                          14.03       40.88            79,052   1.28         0.97             77           --
1994                          14.56        8.36           152,021   1.16         1.49             58           --
1995                          17.53       25.89           188,119   1.17         1.25             69           --
1996                          21.56       29.99           302,422   1.11         0.97             43           0.0453
1997                          23.54       16.07           391,441   1.12         1.04             45           0.0530
PACIFIC GROWTH
1994(c)                        9.26       (6.73) (1)        75,425  1.00(2)(5)   0.56(2)          22(1)        --
1995                           9.70        5.74            98,330   1.44         1.23             53           --
1996                           9.96        3.89           144,536   1.37         1.01             50           0.0108
1997                           6.12      (37.70)           68,904   1.44         1.09             58           0.0077
CAPITAL APPRECIATION
1997(d)                       11.32       13.20(1)         32,306    -- (6)      1.30(2)(6)       25(1)        0.0490

---------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                          NET ASSET
                            VALUE       NET       NET REALIZED   TOTAL FROM                DISTRIBUTIONS     TOTAL
                          BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO       DIVIDENDS AND
 YEAR ENDED DECEMBER 31   OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
EQUITY
1988                      $   12.49    $ 0.39        $ 0.83        $ 1.22    $    (0.35)       --        $    (0.35)
1989                          13.36      0.71          1.77          2.48         (0.70)       --             (0.70)
1990                          15.14      0.48         (1.03)        (0.55)        (0.49)       --             (0.49)
1991                          14.10      0.20          8.05          8.25         (0.21)       --             (0.21)
1992                          22.14      0.23         (0.47)        (0.24)        (0.24)   $    (1.86)        (2.10)
1993                          19.80      0.15          3.63          3.78         (0.15)        (1.28)        (1.43)
1994                          22.15      0.23         (1.31)        (1.08)        (0.22)        (1.60)        (1.82)
1995                          19.25      0.22          7.92          8.14         (0.25)       --             (0.25)
1996                          27.14      0.16          2.70          2.86         (0.16)        (3.45)        (3.61)
1997                          26.39      0.18          9.27          9.45         (0.18)        (2.08)        (2.26)
STRATEGIST
1988                           9.65      0.70          0.51          1.21         (0.64)       --             (0.64)
1989                          10.22      0.84          0.20          1.04         (0.79)        (0.06)        (0.85)
1990                          10.41      0.61         (0.46)         0.15         (0.67)        (0.08)        (0.75)
1991                           9.81      0.47          2.24          2.71         (0.50)       --             (0.50)
1992                          12.02      0.44          0.41          0.85         (0.45)        (0.13)        (0.58)
1993                          12.29      0.38          0.86          1.24         (0.38)        (0.47)        (0.85)
1994                          12.68      0.48          0.01          0.49         (0.46)        (0.26)        (0.72)
1995                          12.45      0.62          0.49          1.11         (0.67)        (0.44)        (1.11)
1996                          12.45      0.43          1.39          1.82         (0.43)        (0.12)        (0.55)
1997                          13.72      0.45          1.40          1.85         (0.45)        (0.32)        (0.77)

---------------------
Commencement of operations:
(a)  March 1, 1990.
(b)  March 1, 1991.
(c)  February 23, 1994.
(d)  January 21, 1997.
 +   Calculated based on the net asset value as of the last business day of the period.
 *   Distributions from capital.
**   Includes dividends in excess of net investment income of $0.02.
(1)  Not annualized.
(2)  Annualized.
(3)  If the Investment Manager had not assumed all expenses and waived the management fee for the period March 1, 1990 through August 31, 1990, the ratio of expenses to average net assets would have been 0.75%.
(4)  If the Investment Manager had not assumed all expenses and waived the management fee for the period March 1, 1991 through December 31, 1991, the ratio of expenses to average net assets would have been 1.60% for Capital
     Growth and 4.12% for European Growth.
(5)  If the Investment Manager had not assumed all expenses and waived its management fee for the period February 23, 1994 through May 12, 1994 for
     Global Dividend Growth and February 23, 1994 through August 2, 1994 for
     Pacific Growth, the ratio of expenses to average net assets would have been
     0.97% for Global Dividend Growth and 1.40% for Pacific Growth.
(6)  If the Investment Manager had not assumed all expenses and waived its management fee for the period January 21, 1997 through December 3, 1997 for
     Income Builder and January 21, 1997 through December 31, 1997 for Capital
     Appreciation, the ratios of expenses and net investment income to average net assets would have been 0.99% and 4.89%, respectively, for Income
     Builder and 0.97% and 0.33%, respectively, for Capital Appreciation.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                    RATIOS TO AVERAGE
                                                                        NET ASSETS
                                                                    ------------------
                                                                                  NET
                          NET ASSET      TOTAL       NET ASSETS                  INVESTMENT   PORTFOLIO      AVERAGE
                          VALUE END   INVESTMENT    END OF PERIOD                INCOME       TURNOVER      COMMISSION
                          OF PERIOD     RETURN+        (000'S)      EXPENSES     (LOSS)        RATE         RATE PAID
                          --------------------------------------------------------------------------------------------
EQUITY
1988                      $   13.36        9.84%    $      39,857   0.65%        2.77%           162%          --
1989                          15.14       18.83            58,316   0.60         4.85             81           --
1990                          14.10       (3.62)           41,234   0.62         3.38            130           --
1991                          22.14       59.05            63,524   0.64         1.09            214           --
1992                          19.80        0.05            77,527   0.62         1.22            286           --
1993                          22.15       19.72           182,828   0.58         0.69            265           --
1994                          19.25       (4.91)          225,289   0.57         1.19            299           --
1995                          27.14       42.53           359,779   0.54         0.97            269           --
1996                          26.39       12.36           521,908   0.54         0.58            279        $  0.0587
1997                          33.58       37.43           823,090   0.52         0.61            145           0.0578
STRATEGIST
1988                          10.22       12.79            61,947   0.66         7.29            310           --
1989                          10.41       10.67            88,712   0.57         8.38            282           --
1990                           9.81        1.56            68,447   0.58         6.10            163           --
1991                          12.02       28.26            87,779   0.60         4.34             86           --
1992                          12.29        7.24           136,741   0.58         3.74             87           --
1993                          12.68       10.38           287,502   0.57         3.11             57           --
1994                          12.45        3.94           392,760   0.54         3.93            125           --
1995                          12.45        9.48           388,579   0.52         5.03            329           --
1996                          13.72       15.02           423,768   0.52         3.30            153           0.0591
1997                          14.80       13.71           497,028   0.52         3.09            159           0.0565

---------------------
(a)  March 1, 1990.
(b)  March 1, 1991.
(c)  February 23, 1994.
(d)  January 21, 1997.
 +   Calculated based on the net asset value as of the last business day of the period.
 *   Distributions from capital.
**   Includes dividends in excess of net investment income of $0.02.
(1)  Not annualized.
(2)  Annualized.
(3)  If the Investment Manager had not assumed all expenses and waived the management fee for the period March 1, 1990 through August 31, 1990, the ratio of expenses to average net assets would have been 0.75%.
(4)  If the Investment Manager had not assumed all expenses and waived the management fee for the period March 1, 1991 through December 31, 1991, the ratio of expenses to average net assets would have been 1.60% for Capital
     Growth and 4.12% for European Growth.
(5)  If the Investment Manager had not assumed all expenses and waived its management fee for the period February 23, 1994 through May 12, 1994 for
     Global Dividend Growth and February 23, 1994 through August 2, 1994 for
     Pacific Growth, the ratio of expenses to average net assets would have been
     0.97% for Global Dividend Growth and 1.40% for Pacific Growth.
(6)  If the Investment Manager had not assumed all expenses and waived its management fee for the period January 21, 1997 through December 3, 1997 for
     Income Builder and January 21, 1997 through December 31, 1997 for Capital
     Appreciation, the ratios of expenses and net investment income to average net assets would have been 0.99% and 4.89%, respectively, for Income
     Builder and 0.97% and 0.33%, respectively, for Capital Appreciation.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER VARIABLE INVESTMENT SERIES

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Portfolio, the Quality Income Plus Portfolio, the High Yield Portfolio, the Utilities Portfolio, the Income Builder Portfolio, the Dividend Growth Portfolio, the Capital Growth Portfolio, the Global Dividend Growth Portfolio, the European Growth Portfolio, the Pacific Growth Portfolio, the Capital Appreciation Portfolio, the Equity Portfolio, and the Strategist Portfolio (constituting Dean Witter Variable Investment Series, hereafter referred to as the "Fund") at December 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
FEBRUARY 13, 1998

                                    Trustees
                    ----------------------------------------
                    Michael Bozic                        Dr.
                               Manuel H. Johnson
                    Charles A. Fiumefreddo           Michael
                                   E. Nugent
                    Edwin J. Garn                     Philip
                                   J. Purcell
                    John R. Haire                       John
                                  L. Schroeder
                    Wayne E. Hedien

                                    Officers
                    ----------------------------------------
                             Charles A. Fiumefreddo
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                   Barry Fink
                     VICE PRESIDENT, SECRETARY AND GENERAL
                                    COUNSEL

                                Thomas F. Caloia
                                   TREASURER

            Transfer Agent                       Independent Accountants
--------------------------------------    --------------------------------------
        Dean Witter Trust FSB                      Price Waterhouse LLP
Harborside Financial Center--Plaza Two         1177 Avenue of the Americas
    Jersey City, New Jersey 07311                New York, New York 10036

                               Investment Manager
                    ----------------------------------------
                         Dean Witter InterCapital Inc.
                             Two World Trade Center
                            New York, New York 10048

                                  Sub-Adviser
                      (European Growth and Pacific Growth
                                   Portfolio)
                    ----------------------------------------
                      Morgan Grenfell Investment Services
                                    Limited

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

DEAN WITTER
VARIABLE INVESTMENT SERIES


ANNUAL REPORT


DECEMBER 31, 1997



[LOGO] DEAN WITTER




NORTHBROOK LIFE INSURANCE COMPANY
P.O. BOX 94040
PALATINE, IL 60094-4040


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


DEAN WITTER
VARIABLE INVESTMENT SERIES


ANNUAL REPORT


DECEMBER 31, 1997


[LOGO] DEAN WITTER




ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
P.O. BOX 94038
PALATINE, IL 60094-4038


 BULK RATE MAIL
 U.S. POSTAGE
    PAID
ROCKVILLE CENTER
   NY 11570
 PERMIT NO. 150


40915A